SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:

[ ]   Preliminary  Proxy  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive  Proxy  Statement

[ ]   Definitive  Additional  Materials

[ ]   Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
      240.14a-12

                            First  Aid  Direct,  Inc.
                            -------------------------
                (Name  of  Registrant  as  Specified  In  Its  Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ ]   No  fee  required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title  of  each  class  of  securities  to  which  transaction  applies:

(2)   Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $1,215,000 - determined by reference to the purchase price for the assets to be sold.

(4)   Proposed  maximum  aggregate  value  of  transaction:  $1,215,000

(5)   Total  fee  paid:  $243.00

[X]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount  previously  paid:

(2)   Form,  Schedule  or  Registration  Statement  No.:

(3)   Filing  Party:

(4)   Date  Filed:

                             FIRST AID DIRECT, INC.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 2003

     A Special Meeting of the Shareholders of First Aid Direct, Inc. will be held at 1:00 p.m., local time, at The Courtyard by Marriott - Ft. Lauderdale North/Cypress Creek, 2440 West Cypress Creek, Ft. Lauderdale, FL 33309 on Tuesday, September 30, 2003. At the Special Meeting, you will be asked to vote on the following matters:

     1. To approve our sale to VDC First Aid and Safety Supply, LLC, a related party, of certain assets relating to our wholesale first aid and safety supply business, under the terms of an asset purchase agreement entered into between First Aid Direct and VDC First Aid and Safety Supply on August 29, 2003, as described in more detail in the attached proxy statement. As part of the asset sale, we will change our name to Total First Aid, Inc.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The board of directors recommends that you vote FOR Proposal 1.

     Only shareholders of record, as shown by the transfer books of First Aid Direct at the close of business on September 9, 2003, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the Special Meeting.

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, EVEN IF YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, WE ASK THAT AS PROMPTLY AS POSSIBLE YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED. SHAREHOLDERS ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED.

                                    By Order of the Board of Directors


                                    /s/ Scott Siegel
                                    ----------------
                                    Scott Siegel
                                    Chief Executive Officer

Tamarac, Florida
September 15, 2003
------------

                             FIRST AID DIRECT, INC.

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                TABLE OF CONTENTS

     Page No.

General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Questions and Answers . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Matters to be Considered at the Special Meeting

     Proposal 1 - Sale of Substantially All of our Assets . . . . . . . . .   11

Dissenter's Appraisal Rights. . . . . . . . . . . . . . . . . . . . . . . .   25

Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

Proposals of Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .   28

Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . .   28


Appendix A -  Form of Asset Purchase Agreement

Appendix B -  Fairness Opinion and Valuation Report of Stenton Leigh Capital
              Corp.

Appendix C -  Form of Articles of Amendment to the Articles of Incorporation
              changing our name to Total First Aid, Inc.

Appendix D -  Sections 607.1301, 607.1302 and 607.1320 of the Florida
              Business Corporations Act regarding dissenting shareholder's appraisal rights.

Appendix E -  Annual Report on Form 10-KSB for the year ended December 31,
              2003.

Appendix F -  Quarterly Report on Form 10-QSB for the quarter ended June 30,
              2003.

Appendix G -  Pro Forma Financial Information.

               SHAREHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES


                             FIRST AID DIRECT, INC.


                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 2003


GENERAL

     The enclosed proxy is solicited on behalf of the board of directors of First Aid Direct, Inc. for use at our Special Meeting of shareholders to be held on Tuesday, September 30, 2003 at 1:00 p.m., and at any adjournment or postponement thereof. The Special Meeting will be held at The Courtyard by Marriott - Ft. Lauderdale North/Cypress Creek, 2440 West Cypress Creek, Ft. Lauderdale, FL 33309. These proxy solicitation materials were mailed on or about September 15, 2003 to all shareholders entitled to vote at the Special Meeting.

     At the Special Meeting, our shareholders will be requested to approve our sale to VDC First Aid and Safety Supply, LLC, a related party, of certain assets relating to our wholesale first aid and safety supply business, under the terms of an asset purchase agreement entered into between First Aid Direct and VDC First Aid and Safety Supply on August 29, 2003. Under the asset purchase agreement, within 30 days following the closing, we have agreed not to operate as "First Aid Direct" and we will change our name to Total First Aid, Inc.

     The purchaser of the assets is an affiliate of Van Dyne-Crotty, Inc., currently our largest shareholder. If the asset sale is approved at the Special Meeting, Van Dyne-Crotty, Inc. and its affiliates have agreed to sell a total of 1,701,200 shares of our common stock to Scott Siegel, our chief executive officer and members of his immediate family. In view of the interest of Van Dyne-Crotty and Mr. Siegel in the transaction to be voted upon, the shares owned by Van Dyne-Crotty and our management will be counted for purposes of establishing a quorum at the Special Meeting, but those shares will be voted in proportion to the votes cast (FOR and AGAINST) by our disinterested shareholders. In order for the asset sale to be authorized at the Special Meeting, it must be approved by holders of at least a majority of our outstanding shares.

     Our board of directors retained a financial advisor to assist it in determining the fairness of the amount of consideration to be paid for the assets under the asset purchase agreement. An analysis was conducted by Stenton Leigh Capital Corp., a financial consulting firm which regularly analyzes and advises companies with respect to business transactions. A description of the analysis and a summary of the fairness opinion and valuation report of Stenton Leigh Capital Corp. are discussed elsewhere in this proxy statement. A copy of the fairness opinion and valuation report of Stenton Leigh Capital Corp. is set forth as Appendix B to this proxy statement.

     Only shareholders of record, as shown by the transfer books of First Aid Direct at the close of business on September 9, 2003, will be entitled to notice of and to vote at the meeting. On that date, 3,985,000 shares of our common stock were issued and outstanding. A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the Special Meeting.

QUESTIONS AND ANSWERS

     Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

1.   WHAT MAY I VOTE ON AT THE SPECIAL MEETING?

     At the Special Meeting, shareholders will consider and vote upon whether to approve the sale by us of those of our assets relating to our wholesale first aid and safety supply business to VDC First Aid and Safety Supply, LLC. The assets are to be sold under the terms and conditions of an asset purchase agreement entered into between First Aid Direct and VDC First Aid and Safety Supply on August 29, 2003, for a purchase price of $1,215,000 in cash. We will also receive those of our accounts receivable as of the closing date, estimated to be approximately $315,000 at June 30, 2003, that VDC First Aid and Safety Supply successfully collects during the 120-day period following the closing date. We will retain the balance of our assets, consisting of the assets related to the sale and/or distribution of our Roehampton Supply product line and our Total First Aid product line. At closing of the asset sale, our outstanding indebtedness to KeyBank Dayton, estimated to be approximately $215,000, will be retired from the purchase price. We will continue to be responsible for the payment of all of our other liabilities, which are estimated at approximately $310,000 at June 30, 2003. Within 30 days following the closing, we will change our name to Total First Aid, Inc.

2. WHAT WILL HAPPEN IF THE ASSET SALE TO VDC FIRST AID AND SAFETY SUPPLY IS APPROVED BY OUR SHAREHOLDERS?

     If the asset sale is approved by our shareholders, we will sell the assets of our wholesale first aid and safety supply business, which represent substantially all of our assets, to VDC First Aid and Safety Supply under the terms of the asset purchase agreement more fully described in this proxy statement. We anticipate that the closing will occur within 30 days of the approval by our shareholders. Following the sale of those assets, we will continue to operate the portion of our business related to the distribution of our Roehampton Supply and Total First Aid product lines. A vote to authorize the asset sale to VDC First Aid and Safety Supply will also include approval to change our name to Total First Aid, Inc.

3. WHAT WILL HAPPEN IF THE ASSET SALE TO VDC FIRST AID AND SAFETY SUPPLY IS NOT APPROVED BY OUR SHAREHOLDERS?

     If the asset sale is not approved by our shareholders, we will not sell our assets to VDC First Aid and Safety Supply and we will continue to conduct our historic business.

4.   HOW WAS THE PURCHASE PRICE FOR THE ASSETS DETERMINED?

     The purchase price for the assets proposed to be sold to VDC First Aid and Safety Supply was negotiated between representatives of our company and representatives of VDC First Aid and Safety Supply. Since those representatives have an interest in the transaction, the disinterested members of our board of directors also approved the transaction. The purchase price is also supported by a fairness opinion and valuation report received from Stenton Leigh Capital Corp. concluding that, (a) the fair market value of First Aid Direct's wholesale first aid and safety supply business as of June 1, 2003 was approximately $1,200,000, and (b) from a financial point of view, the consideration to be received by us for the assets is fair. A copy of the fairness opinion and valuation report from Stenton Leigh Capital Corp. is included as Appendix B to this proxy statement.

5. DO ANY OF FIRST AID DIRECT'S MANAGEMENT OR SHAREHOLDERS HAVE AN INTEREST IN THE ASSET SALE?

     Yes. Van Dyne-Crotty, Inc. and its affiliates, who currently control approximately 50% of our outstanding common stock, are principal shareholders of VDC First Aid and Safety Supply. In addition, if the sale of assets is approved at the Special Meeting, Van Dyne-Crotty and its affiliates have agreed to sell 1,701,200 shares of our common stock to Scott Siegel, our Chief Executive Officer, and/or his designees.

6.   HOW WILL THE SHARES OWNED BY INTERESTED SHAREHOLDERS BE COUNTED?

     In view of the interest of Van Dyne-Crotty and Scott Siegel in the proposed transaction, the following voting procedure has been agreed upon: The shares owned and/or controlled by Van-Dyne Crotty and our management will be counted for purposes of determining whether a quorum of shareholders is present at the Special Meeting. Once a quorum has been established, those shares will be voted in the same proportions (For and Against) as are all shares voted (For and Against) by disinterested shareholders. Unless a majority of our outstanding shares vote to authorize the asset sale to VDC First Aid and Safety Supply, the transaction will not be approved.

7.   HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSAL?

     The board of directors recommends a vote FOR the proposal.

8.   HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the enclosed postage-paid envelope prior to the Special Meeting.

9.   CAN I REVOKE MY PROXY?

     You have the right to revoke your proxy at any time before the Special Meeting by:

     *     notifying the Secretary of First Aid Direct in writing;
     *     voting in person at the Special Meeting; or
     *     returning a later-dated proxy card.

10.  WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

11.  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, Florida 33321, telephone 954-726-4954, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

12.  WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

     Only holders of record of our common stock as of the close of business on September 9, 2003 are entitled to notice of and to vote at the Special Meeting.

13.  HOW MANY SHARES WERE OUTSTANDING ON THE RECORD DATE?

     As of September 9, 2003, the record date for the Special Meeting, 3,985,000 shares of our common stock, the only outstanding voting securities of First Aid Direct, were issued and outstanding. At the meeting, each outstanding share of common stock will be entitled to one vote.

14.  WHAT IS A "QUORUM" FOR PURPOSES OF THE SPECIAL MEETING?

     A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

15.  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     Once a quorum has been established, for the asset sale to be approved a majority of our outstanding shares (or 1,992,501 shares) must vote FOR the asset sale.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

     As described above, at the Special Meeting the shares owned or controlled by Van Dyne-Crotty and our management as of the record date will be counted to determine if a quorum is present, but the vote of those shares will be split (FOR and AGAINST) in the same proportions as the votes cast (FOR and AGAINST) by our disinterested shareholders at the Special Meeting.

16.  WHAT HAPPENS IF I ABSTAIN?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

17.  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     Although we do not know of any business to be considered at the Special Meeting other than the proposal described in this proxy statement, if any other business is properly presented at Special Meeting, your signed proxy card gives authority to the proxy holder, Scott Siegel, to vote on such matters at his discretion.

18. WHEN IS THE ASSET SALE TO VDC FIRST AID AND SAFETY SUPPLY EXPECTED TO BE COMPLETED?

     If the proposal is approved at the Special Meeting, we expect to complete the asset sale to VDC First Aid and Safety Supply as soon as practicable after all of the conditions to the completion of the asset sale contained in the asset purchase agreement have been satisfied or waived. The parties are working toward satisfying the conditions to closing and completing the asset sale as soon as possible. We expect to be able to complete the asset sale in the second half of 2003.

19. AM I ENTITLED TO APPRAISAL RIGHTS IN CONNECTION WITH THE ASSET SALE TO VDC FIRST AID AND SAFETY SUPPLY?

     Yes. Florida law provides that a shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares, in the event of a sale or exchange of all, or substantially all, of the property of a Florida corporation, other than in the usual and regular course of business. For a complete description of the appraisal rights available to our shareholders, and how to exercise them, see the section of this proxy statement entitled "Dissenter's Appraisal Rights".

20.  WHO WILL BEAR THE COST OF THIS SOLICITATION?

     First Aid Direct will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile, by our directors, officers and employees of First Aid Direct without additional compensation. We anticipate that the costs of the solicitation will not exceed $5,000.

                 MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                   PROPOSAL 1

                SALE OF ASSETS TO VDC FIRST AID AND SAFETY SUPPLY

     The following is a description of the material aspects of the asset sale to VDC First Aid and Safety Supply and related transactions, including the asset purchase agreement and certain other agreements entered into (or to be entered into) in connection with the asset purchase agreement. While we believe that the following description covers the material terms of the asset sale, the asset purchase agreement and the related transactions and agreements, the description may not contain all of the information that is important to you. You should carefully read this document and the other documents to which we refer for a more complete understanding of the asset sale and the related transactions. In particular, the following summary of the asset purchase agreement is not complete and is qualified in its entirety by reference to the copy of the asset purchase agreement attached to this proxy statement as Appendix A and incorporated by reference herein. You should read the asset purchase agreement carefully and in its entirety for a complete understanding of the terms of the asset sale and related transactions.

     INFORMATION ABOUT FIRST AID DIRECT

     First Aid Direct is a national distribution business that wholesales first aid and safety products to first aid distributors across the nation. Most of the distributors operate mobile first aid van services that sell and service the industrial first aid kits, mandated by OSHA regulations. These kits are placed in many different types of businesses and industrial locations such as factories, distribution warehouses, offices, auto repair shops and dealerships, hotels and retail stores. First Aid Direct currently has approximately 158 distributors located in 31 states throughout the United States. A distributor typically operates a number of routes. Each route consists of several hundred locations that are visited by the route driver/salesman at least once a month. The driver/salesperson will typically visit as many as 20 locations each day. The driver/salesperson operates a van stocked with first aid supplies and uses the inventory to refill the kits that are placed in each location. The kits contain a mix of first aid products designed and packaged for industrial use, including bandages, tapes, gauze, antiseptics, ointments and over-the-counter medications such as aspirin, cough medications, etc. First Aid Direct has specialized packaging that lends itself to the workplace. All items are packed in multilingual boxes that wherever possible are dispenser packs that offer each individual product in a sanitary sealed package as part of a tear off strip.

     In addition, First Aid Direct provides a business-to-business program called "Direct Ship". This program involves direct shipments of first aid and safety products to businesses. Distributors typically do not service direct ship customers because their product usage is too limited for a driver/salesman to service monthly or they need centralized billing, control and pricing. First Aid offers these customers a direct order system using phone, fax or the First Aid Direct web site. Approximately 2% of our business is based upon the "Direct Ship" program and approximately 98% of our business is based upon independent distributorship, hospitals and emergency service agencies.

     In 2003 we launched our new Total First Aid line. We believe that there is a large market not currently available through the mobile first aid industry. This market includes workplaces supplied by industrial supply houses, safety distributors, catalog companies, school bus and transportation van manufacturers and distributors, fire extinguisher service companies, janitorial supply companies, and office coffee companies. We will approach these markets with bulk kits, unitized kits, custom unitized kits, and specialty kits. We will also offer a custom filled kit and custom screen-printed kit programs.

     Roehampton Medical Supply distributes a proprietary first aid specialty line consisting primarily of emergency products, with emphasis on "burn products" such as sterile burn sheets and trauma dressings and first responder blankets.

     The sale of assets to VDC First Aid and Safety Supply does not include the assets relating to Total First Aid or Roehampton Supply, and we will continue to operate sell and distribute these product lines following completion of the asset sale to VDC First Aid and Safety Supply.

     For more information about our business, please refer to our Annual Report on Form 10-KSB for the year ended December 31, 2003, and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003. Copies of these reports are attached as Appendices E and F to this proxy statement, respectively.

     OUR RELATIONSHIP WITH VAN DYNE-CROTTY

     In December 1999 Van Dyne-Crotty purchased 1,400,000 shares of the our common stock from two of our then principal shareholders, Scott Siegel, who has served as our CEO since August 2000, and Robert Sussman, who served as our CEO prior to Mr. Siegel. In conjunction with the share purchase, Van Dyne-Crotty and First Aid Direct entered into an asset purchase agreement which transferred all of the assets of our van distribution business to Van Dyne-Crotty, and a supply agreement under which Van Dyne-Crotty agreed to purchase all of its requirements for first aid products and supplies from us for a five-year term, unless First Aid Direct was sold to a competitor of Van Dyne-Crotty. Under the terms of this supply agreement, we are required to sell the products at the lowest of the prevailing market price for the best grade for each type of item covered. We may alter the price of any item upon notice, but Van Dyne-Crotty may discontinue purchasing its total requirements of any item if the price is not comparable or if the quality of the item is not competitive with similar types of products. The determination of whether our pricing is not competitive is made by price comparison with other wholesalers of first aid products. In February 2002 we granted Van Dyne-Crotty a 5% discount from previous price levels due to competitive market prices and the volume of purchases made by Van Dyne-Crotty.

     For the year ended December 31, 2002, Van Dyne-Crotty accounted for approximately 32% of our revenues as it did for the year ended December 31, 2001. For the six months ended June 30, 2003 it accounted for approximately 32% of our revenues.

     In March 2000, we entered into an asset purchase agreement to buy certain assets from Van Dyne-Crotty, which it had acquired from Roehampton Supply, Inc. Included in the assets acquired by Van Dyne-Crotty from Roehampton Supply were accounts receivable, inventory and the customer list related to certain products associated with Roehampton Supply's line of first aid products. First Aid Direct acquired the accounts receivable, inventory and the customer listings from Van Dyne-Crotty at Van Dyne-Crotty's cost at the time of the Roehampton transaction. As was the case with the December 1999 asset purchase agreement described above, Van Dyne-Crotty retained equipment, product and marketing information from Roehampton Supply associated with its van distribution business. It assigned and sold to First Aid Direct those products, assets and marketing information consistent with our wholesale distribution operations. The Roehampton products sold to us have a similar customer base to our other products and complement our product offerings. We market these products to first aid distributors, hospitals, and emergency response teams. The Roehampton Supply product line will be retained by us and will not be sold to VDC First Aid and Safety Supply.

     In March 2000 we entered into a non-competition agreement and a consulting agreement with the original owner of the Roehampton Supply assets. The covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in 36 equal installments. The consulting agreement is for a three-year term and provides for payment of $75,000 to the consultant in 36 equal installments.

     VDC First Aid and Safety Supply, LLC will acquire the assets from us in the transaction described in this proxy statement. Its principal member is VDC Investment Co., LLC, which in turn is controlled by the principal shareholders of Van Dyne-Crotty, Inc.

     BACKGROUND OF THE ASSET SALE

     In January 2002, Scott Siegel, in his capacity as our CEO, met with David Senseman, on behalf of Van Dyne-Crotty, Inc., our principal shareholder, to discuss the possibility of transferring the assets of our wholesale first aid and safety supply business to Van Dyne-Crotty, Inc. and/or its affiliate(s).

     The discussion was prompted, in part, to address the differences between management's vision of our future and that of the principal shareholder. Mr. Siegel expressed his view that our future operations should not be dependent upon the wholesale first aid and supply product operations. On the other hand, Mr. Senseman addressed Van Dyne-Crotty's desire for us to continue our focus on first aid and safety supply products to, among others, Van Dyne-Crotty's mobile van first aid supply operations. Moreover, Van Dyne-Crotty expressed an interest to withdraw from the public company environment, due in part to the increasing degree of regulatory oversight and compliance and costs relating thereto, and, in part, due to the effects of the general economic downturn that continues to depress the market for small cap issuers. No agreements or understandings resulted from this initial meeting and no further discussions took place at this time.

     In late 2002 and early 2003, First Aid Direct launched its Total First Aid product line, thereby further distancing management's vision of our future direction from that of Van Dyne-Crotty. Mr. Siegel and Mr. Senseman again met to discuss the possibility of transferring the assets of our wholesale first aid and safety products operations to Van Dyne-Crotty. Again, no definitive agreements were reached.

     In January 2003, First Aid Direct continued to expand its business focus into new areas not directly aligned with the wholesale first aid and safety products operations. In June 2003, Mr. Siegel and Mr. Senseman again met and discussed the prospect of transferring the wholesale first aid supply assets to Van Dyne-Crotty and/or its affiliate(s). At this time, Mr. Senseman was receptive to a proposal to transfer the assets to an affiliate of Van Dyne-Crotty, substantially upon the terms of the asset purchase agreement that is the subject of this proxy statement.

     On August 29, 2003 First Aid Direct and VDC First Aid and Safety Supply executed the asset purchase agreement.

     THE ASSET PURCHASE AGREEMENT

     Under the terms of the asset purchase agreement, VDC First Aid and Safety Supply agreed to purchase the assets of our wholesale first aid and safety supply business, which represents substantially all of our assets. Revenues from our wholesale first aid and safety supply business represented approximately 92% and 91% of our total revenues for the fiscal years ended December 31, 2002 and 2001, and approximately 88% of our total revenues for the six months ended June 30, 2003. The assets we have agreed to sell VDC First Aid and Safety Supply include:

     * the wholesale inventory which consists of all of our inventory of goods, merchandise and supplies expect as may be related to the Roehampton Supply or Total First Aid product lines;

     * the name "First Aid Direct" and all trademarks and trade names related thereto;

     * all rights, title and interest in and to all contracts related to the assets being acquired;

     *    all permits; and

     * all books and records related to the assets being acquired, including customer lists and purchasing and sales records;

     We are not selling to VDC First Aid and Safety Supply, and we will retain, the following assets following the closing of the proposed asset sale:

     * all assets related to the sale and/or distribution of the Roehampton Supply product line, including customer lists and inventory; and

     * all assets related to the Total First Aid product line, including customer lists, inventory, furniture, fixtures, equipment and machinery.

     The purchase price VDC First Aid and Safety Supply has agreed to pay for the assets is $1,215,000 which is payable in cash at the closing of the transaction. From this amount, our outstanding obligations to KeyBank Dayton will be satisfied at the closing. As of June 30, 2003, the principal and accrued but unpaid interest due to Key Bank Dayton was approximately $215,000.

     VDC First Aid and Safety Supply will not assume any of our liabilities in connection with the asset sale. Those liabilities are estimated at $310,00 as of June 30, 2003.

     We will also receive those of our accounts receivable as of the closing date, estimated to be approximately $315,000 at June 30, 2003, that VDC First Aid and Safety Supply successfully collects during the 120-day period following the closing date. At the closing of the asset sale, VDC First Aid and Safety Supply will pay us a $250,000 cash deposit against these receivables. All accounts receivables collected during the 90 days after the closing of the asset sale will be paid by VDC First Aid and Safety Supply to us within 105 days of the closing date, less the $250,000 paid at closing. The accounts receivable collected during the next 30 days will be paid to us within 135 days of the closing date. Thereafter, VDC First Aid and Safety Supply will keep the proceeds of any accounts receivable that it collects. VDC First Aid and Safety Supply is obligated to use the same efforts to collect the accounts receivable that it uses to collect its own accounts receivable, but it is not obligated to use a collection agency or file suit in the pursuit of such collection. Based upon our review of our accounts receivable, we believe that all or substantially all of the receivables will be collected within the 120 days following the closing of the asset sale.

     We anticipate that the closing of the asset purchase agreement will occur within 30 days from our receipt of shareholder approval for the asset sale at the Special Meeting and the satisfaction of all conditions to closing specified in the asset purchase agreement.

     If the sale of assets is approved by our shareholders, at the time of closing we will enter into a Services Agreement with VDC First Aid and Safety Supply to provide offices and administrative services to VDC First Aid and Safety Supply over a period of up to 90 days following the closing, in order to permit an orderly transition of the business to VDC First Aid and Safety Supply. Under the Services Agreement, VDC First Aid and Safety Supply will pay us their allocable portion of rent and utilities, as well as the actual cost of personnel to operate the business during the transition period.

     We have made a number of customary representations and warranties, subject in some cases to customary qualifications, to VDC First Aid and Safety Supply in the asset purchase agreement regarding aspects of our business, financial condition, structure, customer contracts, intellectual property and other facts pertinent to the asset sale, including, among other things, representations related to:

     * the corporate organization, existence, good standing and qualification of First Aid Direct;

     *    our articles of incorporation, bylaws and corporate records;

     * our financial statements, including with respect to any material adverse change in our financial condition, assets or liabilities since December 30, 2002;

     * our right, title and interest in our name and the related intellectual property;

     *    the provisions of our customer and third party contracts;

     * our ownership of the assets being purchased by VDC First Aid and Safety Supply and the quality of the inventory included in the assets being purchased;

     *    our compliance with applicable laws and regulations;

     *    the absence of any order or proceedings relating to the asset sale;

     * the absence of conflicts with existing agreement resulting from the consummation or performance of the asset sale, or any litigation involving the assets being purchased, including product liability litigation;

     *    our payment of applicable taxes;

     * our authority to enter into and perform our obligations under the asset purchase agreement, the approval of the asset purchase agreement and the asset sale by our board of directors and the enforceability of the asset purchase agreement; and

     * the payment of any brokerage fees, finder's fees or commissions with respect to the transaction.

     Our representations and warranties survive the closing of the asset sale. We have agreed to indemnify VDC First Aid and Safety Supply against any breach or default of any representation and warranty, noncompliance with the laws of the State of Florida (other than bulk sales laws, the compliance of which has been waived by both parties), the failure by us to file any tax return or pay any taxes when due and payable before the closing date and all claims or liabilities arising out of the operation of that portion of our business which relates to the asset being purchased prior to the closing date of the asset purchase agreement. VDC First Aid and Safety has the right to offset the amounts due us for any amounts paid or losses suffered or damages incurred by it under the indemnification provisions of the asset purchase agreement.

     VDC First Aid and Safety Supply has made a number of customary representations and warranties, subject in some cases to customary qualifications, to us in the asset purchase agreement regarding VDC First Aid and Safety Supply's corporate organization, its authority to enter into the asset purchase agreement and other facts pertinent to the asset sale, including:

     *    its corporate organization, existence and good standing;

     * its authority to enter into and perform its obligations under the asset purchase agreement, the approval of its board of directors, and the enforceability of the asset purchase agreement; and

     * the payment of any brokerage fees, finder's fees or commissions with respect to the transaction.

     VDC First Aid and Safety Supply's representations and warranties also survive the closing of the asset sale. VDC First Aid and Safety Supply agreed to indemnify us against any breach or default of any representation and warranty and any claims or damages arising out of its ownership of the assets after the closing of the asset purchase agreement.

     The representations and warranties contained in the asset purchase agreement and the indemnification provisions of the agreement are extensive and not easily summarized. You are urged to carefully read the asset purchase agreement, a copy of which is appended to this proxy statement as Appendix A.

     Under the asset purchase agreement, for a period of three years following the closing date, we are prohibited from, directly or indirectly:

     * owning 1% or more of any entity that engages in the business of distributing or selling first aid and/or safety supplies anywhere in North America;

     * advising any other entity to engage in the distribution or sale of first aid and/or safety supplies anywhere in North America;

     * requesting or advising any customer of VDC First Aid and Safety Supply to terminate or alter its business relationship with VDC First Aid and Safety Supply or otherwise interfere with the wholesale first aid and safety supply business of VDC First Aid and Safety Supply;

     * inducing or attempting to induce any employee of VDC First Aid and Safety Supply to terminate his or her employment relationship; or

     * competing with VDC First Aid and Safety Supply for sales to certain customers specified on a schedule to the agreement.

     Notwithstanding these prohibitions, we are not prohibited from:

     * continuing to distribute and sell sterile thermal blankets and burn dressings in substantially the same manner as such products were being distributed and sold by us, through our Roehampton product line prior to the date of the asset purchase agreement; and

     * continuing to distribute and sell bulk first aid kits, unitized first aid kits, custom first aid kits, specialty first aid kits, tablets and other first aid and safety products to markets other than the van distribution market in substantially the same manner as such products were being distributed and sold by us, through our Total First Aid product line, prior to the date of the asset purchase agreement.

     The closing of the asset sale is subject to a number of customary conditions precedent. In addition, we have agreed that the to be included in the assets on the closing date will have a minimum value of $500,000 and we have also agreed to call and hold a special meeting of our shareholders to approve the asset sale. This proxy statement relates to such a special meeting of our shareholders.

OPINION OF FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS OF FIRST AID DIRECT

     Pursuant to an agreement dated June 6, 2003, Stenton Leigh Capital Corp. was engaged to provide an independent fairness opinion to our board of directors addressing the fair market value of our wholesale first aid and safety supply business and the fairness of the consideration to be received by us under the asset purchase agreement.

     In connection with its opinion, Stenton Leigh reviewed numerous factors including our history, the history of our industry, our relationship with Van Dyne-Crotty, our business strategy, products and services, competition in our industry, the market value for our common stock, our management and our financial condition. In reaching its conclusion as to the fairness of consideration to be paid, Stenton Leigh performed a valuation of the "fair market value" of our wholesale first aid and safety supply business, the assets of which are covered by the asset purchase agreement. The valuation excluded the assets attributable to our Total First Aid and Roehampton Supply product lines, which are not covered by the asset purchase agreement. Fair market value is defined as "the price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of all relevant facts".

     On July 3, 2003 Stenton Leigh Capital Corp. delivered its valuation report and fairness opinion to our board of directors. The opinion and valuation report concluded, based upon and subject to the various factors and assumptions described in its opinion and valuation report, that (a) the fair market value of our wholesale first aid and safety supply business, comprised of the assets to be sold to VDC First Aid and Safety Supply under the asset purchase agreement, was approximately $1,200,000, and (b) the consideration to be received by First Aid Direct under the asset purchase agreement is fair.

     Stenton Leigh's opinion and valuation report were based on conditions existing and made available to it. Accordingly, although subsequent developments could potentially impact Stenton Leigh's opinion, Stenton Leigh has not assumed any obligation to update, revise or reaffirm its opinion.

     Stenton Leigh Capital Corp. was paid a total of $25,000 for its services in connection with its fairness opinion, one-half of which was paid by First Aid Direct and the other half by Van Dyne-Crotty. A copy of the fairness opinion and valuation report rendered by Stenton Leigh Capital Corp. is attached as Appendix B to this proxy statement. You are encouraged to carefully read this opinion and valuation report.

CONSIDERATION OF THE ASSET SALE BY FIRST AID DIRECT'S BOARD OF DIRECTORS

     First Aid Direct's board of directors consulted with senior management and its financial and legal advisors and considered a number of factors, including the following, in evaluating the asset sale:

     * the historic operating climate of our wholesale first aid and safety supply business and its potential for growth in a highly competitive industry segment;

     *    the potential benefits associated with the asset sale:

     * the less attractive alternative terms which may be available to it in the current economic environment;

     *    the terms of the asset purchase agreement;

     * the potential that the value of the assets would decline with the passage of time; and

     * the analyses performed by Stenton Leigh Capital Corp. and its fairness opinion and valuation report.

     The foregoing factors considered by our board of directors, while not exhaustive, includes the material factors considered by the board of directors in its review of the proposed asset sale. Our board of directors did not find it practicable to, and did not, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have given different weights to different factors.

     First Aid Direct's board of directors has unanimously approved the asset sale and the transactions contemplated by the asset purchase agreement, and has determined that the terms of the asset purchase agreement and the asset sale are in the best interests of our shareholders. The decision by First Aid Direct's board of directors was based on several potential benefits of the asset sale. These potential benefits and material factors include:

     * the belief that, after reviewing First Aid Direct's on-going financial condition, results of operations and business and earnings prospects, and notwithstanding the concerted efforts of management and the board of directors to scale the business and increase the revenues of the wholesale first aid and safety supply portion of its business, that continuing this line of business was not reasonably likely to create greater value for our shareholders than the prospects presented by the asset sale;

     *    the terms of the asset purchase agreement;

     * the belief that the asset sale represents the most favorable alternative currently available to First Aid Direct to maximize shareholder value; and

     * the opinion of Stenton Leigh Capital Corp., concluding that the consideration to be paid to us under the asset purchase agreement is, from a financial point of view, fair, and our board of director's view that the material information and data upon which Stenton Leigh Capital Corp.'s fairness opinion and valuation report are based did not materially change between the date of the opinion and August 29, 2003, the date the asset purchase agreement was executed.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS TO FIRST AID DIRECT

     The asset sale is a taxable event to us. First Aid Direct will recognize gain or loss in an amount equal to the cash received in exchange for the assets, less First Aid Direct's adjusted tax basis in the purchased assets. First Aid Direct's gain (if any) will be offset to the extent of current year losses from operations plus available net operating loss (NOL) carryforwards, subject to applicable limitations under the ownership change rules under Internal Revenue Code 382 and the Alternative Minimum Tax rules. Under Section 382, where an ownership change occurs, the annual utilization of the NOL carryforwards may be restricted. Additionally, to the extent any gain on the sale of assets exceeds the current year loss from operations, an alternative minimum tax may be due on the excess. Any tax liabilities as a result of the asset sale are expected to be immaterial.

ACCOUNTING TREATMENT

     If the asset purchase agreement and the asset sale are approved by our shareholders as describe herein, First Aid Direct will record the asset sale in accordance with accounting principles generally accepted in the Untied States. Upon the completion of the asset sale, First Aid Direct will recognize a financial reporting gain, if any, equal to the net proceeds (the sum of the purchase price received less the expenses related to the asset sale) less the net book value of the assets sold.

SELECTED PROFORMA FINANCIAL INFORMATION

     Proforma financial information, which gives effect to the asset sale as if such transaction had occurred at December 31, 2002, is attached to this proxy statement as Appendix G.

OTHER MATTERS RELATED TO THE ASSET SALE

     If the asset sale is approved by our shareholders, the following additional actions will occur:

     * Messrs. Kevin M. Crotty and Stephen D. Smiley, members of our board of directors who are affiliates of Van Dyne-Crotty will resign their positions with our company, as will James M. Striplen III. Following the closing our board of directors may elect to fill the vacancies caused by these resignations, or our board of directors may continue with only Messrs. Siegel and Widnes as the remaining members. We have not identified any candidates to replace Messrs. Kevin M. Crotty, Stephen D. Smiley and James M. Striplen III on our board of directors as of the date of this proxy statement.

     * we will file Articles of Amendment to our Articles of Incorporation with the Secretary of State of Florida changing the name of First Aid Direct to Total First Aid, Inc. The name change will enable us to transfer our rights to the name "First Aid Direct" as required by the asset purchase agreement. Other than changing our name to Total First Aid, Inc., the asset sale will not result in any other changes to our Articles of Incorporation. By voting "FOR" this Proposal 1, you will also be consenting to the name change of our company. The form of the Articles of Amendment to our Articles of Incorporation is attached hereto as Appendix C. We anticipate that we will file these Articles of Amendment as soon as practicable following the closing of the asset purchase agreement; and

     * we will enter into the Services Agreement with VDC First Aid and Safety Supply, as described above, under which we will provide VDC First Aid and Safety Supply with offices, utilities and administrative services for a 90-day transition period following the closing.

INTERESTS OF FIRST AID DIRECT'S DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS IN THE ASSET SALE

     Some of our directors and principal shareholders have interests in the asset sale that are different from, or in addition to, those of our shareholders generally. The First Aid Direct board of directors was aware of these interests when it approved the asset purchase agreement. These potential conflicts of interest are discussed below.

     Messrs. Kevin M. Crotty and Stephen D. Smiley, members of our board of directors, are employed by Van Dyne-Crotty and are also directors and/or officers of that company. VDC First Aid and Safety, the purchaser of the assets, is an affiliate of Van Dyne-Crotty. If the asset sale is consummated, Messrs. Kevin M. Crotty, Stephen D. Smiley and James M. Striplen III will resign as directors of First Aid Direct following the closing of the asset purchase agreement.

     Van Dyne-Crotty, an affiliate of VDC First Aid and Safety, is a principal shareholder of First Aid Direct, controlling approximately 50% of the vote of our outstanding common stock. At the Special Meeting, the shares controlled by Van Dyne-Crotty will be counted for purposes of establishing a quorum, but will then split its vote (FOR and AGAINST) in the same proportions as the votes cast by our disinterested shareholders at the Special Meeting.

     Mr. Scott Siegel, our CEO, is currently a party to a voting trust agreement covering 300,000 shares of our common stock beneficially owned by him which will terminate on the closing of the asset sale. He does not currently have voting rights over those securities. In addition, subject to our shareholders' approving the asset sale at the Special Meeting, Mr. Siegel has entered into agreements with Van Dyne-Crotty and its affiliates to purchase an aggregate of 1,701,200 shares of our common stock. The purchase price for the shares is $187,132, or approximately $.11 per share, and Mr. Siegel has agreed to pledge the shares to be purchased as security for the payment of the entire purchase price. The $.11 per share purchase price represents the market price for First Aid Direct common stock at the time agreement in principle to the assets sale was reached between Mr. Siegel and Mr. Senseman. The market price for our common stock on the date the asset purchase agreement was executed was $.11 per share. In the event the sale of shares to Mr. Siegel [or his designee(s)] is completed, there will be a change of voting control over First Aid Direct. Following such purchase and the termination of the voting trust agreement, Mr. Siegel will control approximately 50.20% of our common stock and, accordingly, will effectively be in the position to control the election of our board of directors, and, therefore, our business and operations in future periods.

OUR PRINCIPAL SHAREHOLDERS BEFORE AND AFTER THE ASSET SALE

     As of the date of this proxy statement, we have 3,985,000 shares of our common stock issued and outstanding. The following table contains information regarding beneficial ownership of our common stock as of September 9, 2003 held by:

     * persons who own beneficially more than 5% of our outstanding voting securities,

     *    each of our directors,
     *    each of our executive officers, and
     *    all of our directors and officers as a group.

     A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from September 9, 2003, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

                                        Prior to Asset Sale              After Asset Sale (1)(2)
                                 ---------------------------------  ---------------------------------
Name of                          Amount and Nature of  Percentage   Amount and Nature of  Percentage
Beneficial Owner                 Beneficial Ownership   of Class    Beneficial Ownership   of Class
-------------------------------  --------------------  -----------  --------------------  -----------
Scott Siegel (2)                              300,000         7.5%             2,001,200        50.2%
Kevin M. Crotty                                 1,000           *                      0         n/a
Stephen D. Smiley                               7,200           *                      0         n/a
Bruce A. Widnes                                     0         n/a                      0         n/a
James M. Striplen III                               0         n/a                      0         n/a
Daniel W. Crotty,
     as trustee (2)(3)                      2,000,000        50.2%                     0         n/a
Van Dyne-Crotty, Inc. (4)                   1,631,000        40.9%                     0         n/a
All officers and directors and
as a group                                  2,000,000        50.2%             2,001,200        50.2%

*     represents less than 1%

     (1) Gives effect to the sale of 70,200 shares of common stock by affiliates of Van Dyne-Crotty, Inc. to Mr. Siegel and the sale of 1,631,000 shares of common stock by Van Dyne-Crotty, Inc. to Mr. Siegel and/or members of his immediate family. No additional shares of common stock are being issued by us in connection with the asset sale.

     (2) The shares beneficially owned prior to the asset sale does not give effect to an aggregate of shares of our common stock owned by Mr. Siegel which are subject to a voting trust agreement which will terminate upon the closing of the asset sale. Mr. Siegel and certain of his relatives and Van Dyne-Crotty entered into a Voting Trust Agreement dated December 16, 1999 with Daniel W. Crotty serving as voting trustee under which 2,000,000 shares of common stock were transferred to Mr. Daniel W. Crotty. The voting trust agreement had a term of 10 years. The voting trust covered all existing securities as well as any shares of common stock received upon exercise of stock options or warrants. The agreement also provides that the parties to the voting trust agreement other than Van Dyne-Crotty may not transfer their shares over a five-year period without giving Van Dyne-Crotty an opportunity to purchase the shares at the same price that the shares could be sold to the third party included in the notice of the transaction. The shares beneficially owned by Mr. Siegel after the asset sale gives effect to the termination of this Voting Trust Agreement.


                                       24

     (3) Mr. Daniel W. Crotty is voting trustee under a voting trust agreement executed in connection with the Van Dyne-Crotty transaction in December 1999. He has the right to vote Mr. Siegel's shares and the shares acquired by members of Van Dyne-Crotty's management. This agreement will terminate on the closing of the asset sale.

     (4) The principal stockholders of Van Dyne-Crotty are Messrs. L. William Crotty, Daniel W. Crotty, Kevin M. Crotty, Robert S. Crotty, Brian Crotty and Shane Crotty. These individuals in their capacity at Van Dyne-Crotty capacity have the voting rights and dispositive power for the shares of our common stock owned by Van Dyne-Crotty.


VOTE REQUIRED AND BOARD RECOMMENDATION

     The approval of the sale of substantially all of our assets to VDC First Aid and Safety Supply under the terms of the asset purchase agreement requires the affirmative vote of a majority of our outstanding shares, provided that a quorum has been established. A vote in favor of the sale of assets to VDC First Aid and Safety Supply includes a change in our name to Total First Aid, Inc.

     At the Special Meeting, the shares of our common stock owned and/or controlled by Van Dyne-Crotty and our management will be counted for purposes of establishing a quorum. However, the votes attributable to those shares will be split (FOR and AGAINST) in the same proportions as the votes cast (FOR and AGAINST) by our disinterested shareholders at the Special Meeting.

     THE BOARD OF DIRECTORS OF FIRST AID DIRECT BELIEVES THAT THE PROPOSED ASSET SALE IS IN THE BEST INTERESTS OF FIRST AID DIRECT AND OUR SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SALE OF SUBSTANTIALLY ALL OF OUR ASSETS TO VDC FIRST AID AND SAFETY SUPPLY UNDER THE TERMS OF THE ASSET PURCHASE AGREEMENT.

                          DISSENTER'S APPRAISAL RIGHTS

     Pursuant to Section 607.1320 of the Florida Business Corporation Act, a holder of our common stock may dissent and elect to receive the fair value of such shareholder's shares as of the day prior to the date the asset sale was approved, without including the incremental value or the diminution in value, if any, arising from the asset sale, judicially determined and paid. In order to perfect such shareholder's appraisal rights, a dissenting shareholder (a "Dissenting Shareholder") must fully comply with the statutory procedures of Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act summarized below. Such Sections are attached hereto as Appendix D. Shareholders are urged to read such Sections in their entirety and to consult with their legal advisors. EACH SHAREHOLDER WHO MAY DESIRE TO ASSERT APPRAISAL RIGHTS IS CAUTIONED THAT FAILURE ON HIS OR HER PART TO ADHERE STRICTLY TO THE REQUIREMENTS OF FLORIDA LAW IN ANY REGARD MAY CAUSE A FORFEITURE OF ANY APPRAISAL RIGHTS.

     To exercise appraisal rights, a Dissenting Shareholder must satisfy the following conditions:

     1. Each Dissenting Shareholder who desires to receive an appraisal value for his or her shares must file with First Aid Direct, prior to the taking of the vote on Proposal 1, a written notice of such shareholder's intent to demand payment if the asset sale is approved. A proxy or vote against the asset sale will not alone be deemed to be the written notice of intent to demand payment. In order to dissent, the shareholder need not vote AGAINST the asset sale, but cannot vote FOR the asset sale.

     2. Within 10 days after the vote is taken, we will give written notice of the authorization of the asset sale, if obtained, to each shareholder who filed notice of intent to demand payment for such shareholder's shares. The shareholder must then make written demand on First Aid Direct for the payment of the fair value of the shares.

     3. Within 20 days after the giving of the foregoing notice by First Aid Direct, each Dissenting Shareholder who elects to dissent shall file with First Aid Direct a notice of such election, stating such shareholder's name and address, the number of shares of our common stock as to which he dissents and a demand for payment of the fair value of such shareholder's shares. Any Dissenting Shareholder failing to file such election to dissent within the period set forth shall lose the right to dissent from the asset sale. Any shareholder filing an election to dissent shall deposit the certificate(s) representing such shareholder's shares with First Aid Direct simultaneously with the filing of the election. First Aid Direct may restrict the transfer of such shares from the date the election to dissent is filed.

     4. Upon filing a notice of election to dissent, the Dissenting Shareholder shall thereafter be entitled only to payment pursuant to the procedure set forth herein and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the Dissenting Shareholder at any time before an offer is made by First Aid Direct, as provided below, to pay for such shareholder's shares. However, the right of the Dissenting Shareholder to be paid the fair value of such shareholder's shares shall cease, and he or she shall be reinstated to have all rights as a shareholder as of the filing of such shareholder's notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of First Aid Direct, the fair value thereof in cash as determined by First Aid Direct as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          a.   Such demand is withdrawn as provided;

          b.   First Aid Direct abandons the asset sale;

          c. No demand or petition for the determination of fair value by a court has been made or filed within the required time; or

          d. A court of competent jurisdiction determines that such Dissenting Shareholder is not entitled to the relief provided by this section.

     5. Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the effective date or the date which the asset sale is approved, whichever is later (but in no event later than 90 days after the asset sale is approved), First Aid Direct shall make a written offer to each Dissenting Shareholder who has made demand as herein provided, and will make a written offer to each such shareholder to pay for such shares at a specified price deemed by First Aid Direct to be the fair value thereof. If the asset sale has not been consummated within 90 days after the approval thereof, the offer may be conditioned upon such effectuation. Such offer is to be accompanied by (i) a balance sheet of First Aid Direct as of the latest available date (not more than 12 months prior to the making of an offer), and (ii) a profit and loss statement of First Aid Direct for the 12-month period ended on the date of such balance sheet.

     6. If, within 30 days after the making of such offer, the Dissenting Shareholder accepts the same, payment for the shares of that Dissenting Shareholder is to be made within 90 days after the making of such offer or the date of the effectuation of the asset sale, whichever is later. Upon payment of the agreed value, the Dissenting Shareholder shall cease to have any interest in such shares.

     7. The court shall also determine whether each such Dissenting Shareholder is entitled to receive payment for such shareholder's shares. If First Aid Direct fails to make such an offer, or if it makes such an offer and any Dissenting Shareholder fails to accept the offer within the 30 day period thereafter, then First Aid Direct, within 30 days after receipt of written demand from any Dissenting Shareholder given within 60 days after the date of the effectuation of asset sale shall, or, at its election within such 60 day period may, file an action in any court of competent jurisdiction in Broward County, Florida, requesting that the fair value of such shares be found and determined. The court's jurisdiction shall be plenary and exclusive. If First Aid Direct fails to institute such proceeding within the above-prescribed period, any Dissenting Shareholder may do so in the name of First Aid Direct. All Dissenting shareholders, wherever residing, will be made parties to the proceedings as an action against their shares. A copy of the initial pleading will be served on each Dissenting Shareholder. All Dissenting Shareholders who are proper parties to the proceeding are entitled to judgment against First Aid Direct for the amount of the fair value of their shares, as well as at the discretion of the court, an allowance for interest at such rate as the court may find fair and equitable. First Aid Direct shall pay each Dissenting Shareholder the amount found to be due to him within 10 days after final determination of the proceedings.

     8. The court may, if it elects, appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value.

     9. The judgment of the court is payable only upon and concurrently with the surrender to First Aid Direct of the certificate(s) representing the shares. Upon payment of the judgment, the Dissenting Shareholder ceases to have any interest in such shares.

     10. The costs and expenses of the proceeding are determined by the court and assessed against First Aid Direct, except that all or any part of such costs and expenses may be apportioned and assessed against any or all of the Dissenting Shareholders who are parties to the proceeding and to whom First Aid Direct has made an offer to pay for their shares, if the court finds their refusal to accept such offer to have been arbitrary, vexatious or not in good faith. Expenses include reasonable compensation for, and expenses of, appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the value of shares, as determined by the court, materially exceeds the amount that First Aid Direct offered to pay for the shares then the court may, in its discretion, award to any Dissenting Shareholder who is a party to the proceedings, such sum as the court may determine to be reasonable compensation to any expert(s) employed by the Dissenting Shareholder in the proceeding.

     11. Successful assertion by shareholders of their dissenters' appraisal rights is dependent upon compliance with the requirements described above. Non-compliance with any provision may result in failure to perfect those rights and the loss of an opportunity to receive payment for shares pursuant to an appraisal.

     Because of the complexity of the provisions of the Florida law relating to dissenters' appraisal rights, shareholders who are considering dissenting from the asset sale are urged to consult their own legal advisers.

                                  OTHER MATTERS

     As of the date hereof, there are no other matters that First Aid Direct intends to present, or has reason to believe others will present, at the Special Meeting. If, however, other matters properly come before the Special Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of First Aid Direct on or before December 31, 2003. These proposals must also comply with the other rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the proxy statement. The submission of a shareholder proposal does not guarantee that it will be included in First Aid Direct's Proxy Statement.

                             ADDITIONAL INFORMATION

     In conjunction with this proxy statement, we are attaching our Annual Report on Form 10-KSB for the year ended December 31, 2002 and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 as Appendices E and F
to this proxy statement, respectively.   Pro forma financial information
relating to the asset sale is attached to this proxy statement as Appendix G. In addition, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and we file reports, proxy statements and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our public filings are also available to the public from commercial document retrieval serves and at the Internet web site maintained by the SEC at www.sec.gov.

                             FIRST AID DIRECT, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 30, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF FIRST AID DIRECT, INC.

     The undersigned hereby appoints Scott Siegel proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of First Aid Direct, Inc. held of record by the undersigned on September 9, 2003 at the Special Meeting of Shareholders to be held at The Courtyard by Marriott - Ft. Lauderdale North/Cypress Creek, 2440 West Cypress Creek, Ft. Lauderdale, FL 33309, on Tuesday, September 30, 2003 at 1:00 p.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1. Proposal to approve the sale of certain assets relating to the wholesale first aid and safety supply business of First Aid Direct, Inc. to VDC First Aid and Safety Supply LLC, a related party, under the terms of the asset purchase agreement.

     [  ] FOR          [  ] AGAINST          [  ] ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:                         NUMBER OF SHARES:





                               (Signature)



                               (Signature if jointly held)



                               (Printed name(s))

     Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY.
                                   THANK YOU.

                                   APPENDIX A
                     ======================================


                            ASSET PURCHASE AGREEMENT

                                     between

                             FIRST AID DIRECT, INC.

                                    as Seller

                                       and

                       VDC FIRST AID AND SAFETY SUPPLY LLC

                                  as Purchaser



                     ======================================


                                    Effective

                                   12:01 a.m.
                                 August 29, 2003




                     ======================================

                            ASSET PURCHASE AGREEMENT
                            ------------------------


     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made this 29th day of August 2003, between FIRST AID DIRECT, INC. (the "Seller"), and VDC FIRST AID AND SAFETY SUPPLY LLC (the "Purchaser").

                                    RECITALS
                                    --------

A. Seller is engaged in the business of selling at the wholesale level first aid and safety supplies.

B. Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, upon the terms and conditions specified herein, all of the Purchased Assets, as defined in Article I, of such business.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the promises, covenants, terms and conditions specified herein, the parties hereto agree as follows:


                            ARTICLE I.   DEFINITIONS.
                            ---------    -----------

For all purposes of this Agreement, the following defined terms shall have the meanings set forth in this Article I:

1.1 "Accounts Receivable" means all of the monies owed to Seller by its customers of the Business, including by way of example, but not limitation, current receivables, delinquent receivables and finance charges.

1.2 "Business" means the Wholesale First Aid and Safety Supply Business conducted by Seller prior to the Closing Date and by Purchaser after the Closing Date.

1.3 "Closing" means the actions taken as provided in Article VI in connection with the consummation of the transactions contemplated by this Agreement.

1.4 "Closing Date" means the time and date when the Closing of the transactions contemplated by this Agreement shall be deemed effective, which shall be 12:01 a.m. on the day of the Closing.

1.5     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

1.6 "Contracts" means all written or oral contracts, agreements, commitments and orders, purchase orders (including but not limited to Customer Contracts), and license agreements of the Business, but does not include any leases, contracts, agreements or arrangement for or in regard to real estate, equipment or leased employees. Contracts also include all of Seller's rights under any non-competition/restrictive covenant agreements with employees or former employees.

1.7 "Customer Contracts" means all or oral written contracts, agreements, commitments and orders from customers of the Business.

1.8     "DEA"  means  the  United  States  Drug  Enforcement  Agency.

1.9 "Encumbrance" means with respect to the Business or any Purchased Asset, any mortgage, pledge, security interest, lien, claim, charge, encumbrance, option, lease, restriction or restraint on transfer.

1.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.11 "Excluded Assets" means the assets of Seller which are not Purchased Assets. The "Excluded Assets" include, without limitation: (i) the merchandise, inventory, supplies, accounts receivable and other assets associated with either the Roehampton Product Line or the Total First Aid Product Line, (ii) Seller's books and records, other than the Records, (iii) Seller's contracts, other than the contracts included in the Purchased Assets,
(iv) Seller's furniture, fixtures and warehouse equipment, and (v) Seller's cash.

1.12 "ERISA Plan" means any and all employee pension benefit plans (as defined in Section 3(2) of ERISA) and any and all employee welfare benefit plans (as defined in Section 3(1) of ERISA) which covers Employees.

1.13     "FDA"  means  the  United  States  Food  and  Drug  Administration.

1.14 "Knowledge" means actual knowledge or knowledge that could be expected to be obtained after a reasonable investigation.

1.15 "Lease" means (i) any lease, sublease or rental agreement by which Seller leases any tangible property which is used in the Business, or (ii) any lease or rental agreement by which Seller leases or rents any of the Purchased Assets.

1.16 "Litigation" means claims, suits, actions, investigations, proceedings or written claims or demands.

1.17 "Material Adverse Effect" means a materially adverse effect on the Business, Purchased Assets, operations, prospects or condition, financial or otherwise, of Seller taken as a whole, or an effect which could reasonably foreseeably impair (i) the ability of Seller to perform any obligation under this Agreement or (ii) the value of such to Purchaser.

1.18     "Name"  means  First  Aid  Direct,  Inc.

1.19 "Permits" means licenses, qualifications, permits, approvals, franchises and authorizations (federal, state and local) issued to Seller by any governmental agency or individual with respect to the Business.

1.20 "Purchase Price" means the sum of $1,215,000 plus the amount to be paid pursuant to Sections 2.4.

1.21 "Purchased Assets" means only the following assets of Seller used in the Business as of the Closing Date:

(1)  The  Wholesale  Inventory.

(2)  All  Accounts  Receivable.

(3)  The  Name  and  all  tradenames  and  trademarks.

(4)  All  right,  title  and  interest  in  and  to  all  Contracts.

(5)  All  Permits.

(6)  All  Records.

(7)  All  goodwill  relating  to  the  Business.

1.22 "Records" means the customer lists and purchasing and sales records, product records and other similar information with respect to the Wholesale First Aid and Safety Supply Business.

1.23 "Roehampton Product Line" means the licensed line of sterile thermal blankets and burn dressings being distributed and sold by Seller as of the date of this Agreement.

1.24     "SEC"  means  the  United  States  Securities  and Exchange Commission.

1.25 "Shareholder Vote" means the affirmative vote of the shareholders of Seller approving this Agreement at the meeting (or any adjustments thereof) referred to in Section 8.1.

1.26 "Taxes" means corporate taxes, franchise taxes, sales taxes, use taxes, real property taxes, personal property taxes, state business taxes, federal, state and local income taxes, FICA taxes and FUTA taxes, other payroll taxes and all related assessments, charges, duties, deficiencies, penalties, interest and fines for which Seller is liable.

1.27 "Total First Aid Product Line" means the line of repackaged/unitized first aid kits being distributed and sold by Seller through the Total First Aid division of its business as of the date of this Agreement.

1.28 "Wholesale Inventory" means all of Seller's inventory of goods, wares, merchandise and supplies used or intended for use in connection with the Business, except for the merchandise, inventory and supplies associated with the Roehampton Product Line and the merchandise, inventory and supplies associated with the Total First Aid Product Line; the Roehampton Product Line, the Total First Aid Product Line and the merchandise, inventory and supplies associated with those product lines are not being sold by Seller to Purchaser.

1.29 "Wholesale First Aid and Safety Supply Business" means the wholesale business of the sale and distribution of first aid and safety supplies, but does not include the sale or distribution of the Roehampton Product Line or the Total First Aid Product Line.


                        ARTICLE II.   PURCHASE AND SALE.
                        ----------    -----------------

2.1     Purchase  and  Sale.  As of the Closing Date, upon the terms, subject to
        -------------------
the conditions, and for the consideration hereinafter set forth, Seller shall sell, convey, assign, transfer and deliver all of the Purchased Assets to Purchaser.

2.2     Allocation  of  Purchase  Price.  The purchase price shall be allocated,
        -------------------------------
subject  to  adjustment  as  set  forth  in  Section  2.4,  as  follows:

        Accounts  Receivable                        As set forth in Section 2.4.
        Wholesale  Inventory                        $500,000
        Customer  Lists, Contracts and Goodwill     Balance  of  Purchase  Price

2.3     Payment  of  Purchase  Price.  Purchaser  shall  pay Seller the Purchase
        ----------------------------
Price  as  follows:

(a) The payment at Closing on behalf of Seller of all monies owed by Seller to KeyBank Dayton. ("KeyBank") as of the Closing.

(b)     The  sum of $1,215,000 at Closing less the amount set forth in paragraph
(a)  above.

(c)     $250,000  at  Closing  as  a  down  payment for the Accounts Receivable.

(d) The payments provided for in (a) and (b) above shall be made by wire transfer of immediately available funds to such bank account as KeyBank or Seller may respectively specify in writing to Purchaser at least five days prior to the date of payment.

2.4     Post-Closing  Payment  for  Accounts  Receivable.  On or before 105 days
        ------------------------------------------------
after the Closing Date, Purchaser shall pay to Seller the actual amounts collected by Purchaser on the Accounts Receivable within the first 90 days after the Closing Date, less the $250,000 paid to Seller at the Closing for Accounts Receivable. On or before 135 days after the Closing Date, Purchaser shall pay to Seller the actual amounts collected by Purchaser on the Accounts Receivable within the first 120 days after the Closing Date, less (i) the $250,000 paid to Seller at the Closing for Accounts Receivable and (ii) the amount paid to Seller pursuant to the first sentence of this paragraph for the first 90 day's collections. The remaining Accounts Receivable collected by Purchaser after such 120 day period shall be retained by Purchaser with no further obligation to Seller. Purchaser shall collect the Accounts Receivable during such 120-day period on the same basis, in the same manner and with the same effort as it collects its accounts receivable. Seller shall not, however, be obligated to turn any Accounts Receivable over to a collection agency or to file any lawsuit to collect such.

2.5     Offset.  Purchaser may offset from its obligation for payment under this
        ------
Article any amounts paid, losses suffered or damages incurred by Purchaser for which it is indemnified by Seller pursuant to Section 8.2 of this Agreement.

2.6     No  Assumption  of  Liabilities.  Purchaser has not agreed, and does not
        -------------------------------
agree, to assume any liabilities, debts or obligations of Seller whether with respect to the Business, Purchased Assets or otherwise. Except as expressly set forth in this Agreement, Seller shall be responsible for all expenses, costs, liabilities, claims, debts, obligations, contracts, suits and actions arising out of or pertaining to the Business and Purchased Assets prior to the Closing Date.

2.7     No Sale of Excluded Assets.  Seller does not hereby sell, convey, assign
        --------------------------
or  transfer  to  Purchaser  any  of  the  Excluded  Assets.


             ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF SELLER.
             -----------   ----------------------------------------

Seller represents and warrants to Purchaser as of the date of this Agreement and as of the Closing Date the following:

3.1     Power  and  Authority.
        ---------------------

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power and authority to carry on the Business as it is presently conducted, and to own the Purchased Assets.

     (b) The Board of Directors of Seller has duly authorized (by affirmative vote of (i) a majority of its entire number of directors, and (ii) a majority of its disinterested directors), and Seller has taken all necessary action (subject to obtaining the Shareholder Vote, which shall have been obtained prior to the Closing) to authorize, the execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated by this Agreement by Seller. A certificate by the Secretary of Seller certifying the actions by the Board of Directors and the Shareholder Vote approving this Agreement and the consummation of the transactions contemplated by this Agreement shall be delivered at the Closing.

     3.2     Execution and Delivery.  The execution, delivery and performance of
             ----------------------
this Agreement by Seller, and the consummation of the transactions contemplated by this Agreement, will not:

     (a) violate, result in a breach of any of the terms or conditions of, or constitute a default under, the Articles of Incorporation or By-Laws or similar documents of Seller, or under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Seller is a party, or by which any of the Purchased Assets may be bound or affected, or which would adversely affect the value of the Business and the Purchased Assets or the ability of Seller to transfer good title to and possession of the Purchased Assets to the Purchaser; or

     (b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Seller.

     3.3     Capacity  and  Authority.  Seller  has  full  capacity,  power  and
             ------------------------
authority (subject to the Shareholder Vote) to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. The obligations of Seller set forth in this Agreement are legal, valid and binding obligations of Seller enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and except that such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4     Title  to  and  Condition  of  Properties.
        -----------------------------------------

(a)     Except  as  set  forth  in  Schedule  3.4,  Seller  has  good, valid and
                                    -------------
marketable title to all of the Purchased Assets, free and clear of all Encumbrances. At the Closing Seller shall transfer to Purchaser good, valid and marketable title to the Purchased Assets, free and clear of Encumbrances (other than the security interest of KeyBank Dayton, for which Purchaser shall obtain the release upon payment at the Closing of the amount owed by Seller to KeyBank Dayton as contemplated by Section 2.3(a)), and take all actions necessary, in the reasonable opinion of Purchaser, to ensure full compliance with this representation and warranty.

     (b) The Wholesale Inventory (i) is marketable and merchantable, (ii) is not slow moving or obsolete, (iii) is free from defects and damages (patent and latent), (iv) does not include damaged goods or inventory in excess of the quantity that would normally be sold in a 12 month period based on the sales of the Business for the 12 full calendar months prior to the Closing Date, and (v) has respective expiration dates which are greater than 12 months after the Closing Date. Seller has no reason to believe the Wholesale Inventory in the aggregate is not saleable at its normal gross profit margins experienced over the last 12 months. The Wholesale Inventory is stored, and has been maintained and handled, in a commercially reasonable manner consistent with best industry practices, and is fit for the purpose for which it was procured. The Wholesale Inventory is accurately valued on Seller's financial statements at the lower of cost or market, the cost thereof being determined on a first-in first-out basis.

3.5     Taxes.  With  respect  to  the  Business:
        -----

(a) Seller has filed all tax returns that it was required to file, and all such tax returns were true, correct and complete in all material respects.

(b) All deficiencies asserted as a result of any examination of any tax return have been paid in full, accrued on the books of Seller or finally settled, and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency; no tax claims have been or are being asserted or proposed, and to Seller's or Shareholders' Knowledge no proposals or deficiencies for any Taxes are being threatened, and no audit or investigation of any tax return is currently underway, pending or threatened; Seller has not entered into any waivers or agreements for the extension of time for the assessment of any Taxes or deficiencies thereof, nor are there any requests for rulings, nor are there any outstanding subpoenas or requests for information, notices of proposed reassessment of any property owned or leased by Seller or any other matter pending between Seller and any taxing authority.

(c) Seller shall pay, and shall be solely responsible for, all Taxes (foreign, federal, state and local) which have accrued or will accrue by virtue of the consummation of this transaction including by way of example but not limited to any transfer, sales or use tax; no lien for Taxes has attached or will attach to any of the Purchased Assets by reason of the consummation of this transaction or by reason of any activity of Seller either prior to or after the Closing Date.

3.7     Material  Events.
        ----------------

(a) Since December 31, 2002, with respect to the Business there has not been any occurrence, event, change in business, financial or accounting practices, damage, destruction or loss, or any other condition or event which has or would have a Material Adverse Effect.

(b)     Seller  has  not  since December 31, 2002, with respect to the Business:

(i) mortgaged, pledged or subjected to lien or other encumbrance any of the Purchased Assets that will not be satisfied at the Closing;

     (ii) other than in the ordinary course of business, sold or transferred any of the Purchased Assets or cancelled any debt or claims; or

     (iii)     waived  any  rights  of  material  value.

3.6     Compliance with Laws.  Seller is in compliance with all applicable laws,
        --------------------
rules, regulations, ordinances and standards including, but not limited to, FDA, employment, environmental, age, sex or age discrimination, occupational safety and health and hazardous substances with respect to the Business.

3.7     Permits.  Set  forth  in Schedule 3.7 is a complete and accurate list of
        -------                  ------------
all Permits held by or granted to Seller which are in effect as of the date of this Agreement and which are necessary to the conduct of the Business. Seller possesses all Permits applicable to Seller which are necessary for the conduct of the Business or the operation of the Purchased Assets. All such Permits are now, and as of the Closing Date will be, in full force and effect without modification. All such Permits may be, and on the Closing Date will be, effectively transferred or assigned to Purchaser without the consent of any government agency so as to allow Purchaser to operate the Business and use the Purchased Assets in substantially the same manner as such are currently being operated and used by Seller except where such Permits are not assignable or require Purchaser's actions to remain in force. No violation of any such Permit has been recorded and no proceeding which might result in revocation or limitation thereof is pending or, to Seller's threatened.

3.8     Litigation.  Except  as  disclosed  in  Schedule  3.8:
        ----------                              -------------

(a) there is no Litigation pending or, to Seller's Knowledge, threatened against, or affecting, the Purchased Assets or the Business, by any person or entity, including, but not limited to, any administrative agency, arbitrator or governmental body;

(b) there is no outstanding order, writ, injunction or decree of any court, administrative agency, governmental body or arbitration tribunal against or affecting the Purchased Assets or the Business; and

(c) to Seller's Knowledge, there is no existing fact, circumstance or condition which would reasonably be expected to give rise to any Litigation.

3.9     Contracts.
        ---------

(a)     Except as set forth in Schedule 3.9,  and  other  than  Contracts  which
                               ------------
are terminable upon 30 days notice by Seller, Seller is not a party with respect to the Business to any material agreement, loan, credit, lease, sublease, franchise, license, contract, commitment or instrument or subject to any corporate restriction (i) that has, or the performance or violation of which could reasonably be foreseen to have, a Material Adverse Effect; (ii) which has a term in excess of one year; or (iii) involves the payments or financial obligation of $5,000 or more. No contract, agreement, lease, commitment or order is necessary for Purchaser to conduct the Business substantially as it is presently conducted. True and complete copies of all Contracts have been furnished to Purchaser by Seller prior to the Closing.

(b)     Except  as  set  forth  in  Schedule  3.9,  each of the Contracts may be
                                    -------------
assigned to Purchaser pursuant to this Agreement without any breach, default, acceleration or termination thereof, and all of the rights of Seller under the same shall upon assignment to Purchaser pursuant to this Agreement be enforceable by Purchaser after the Closing Date, without the consent or agreement of any other person, except such consents as are hereafter obtained by Seller without any adverse effect upon Purchaser, the Purchased Assets, and/or the Business.

(c) Seller is not in default under any Contract nor has Seller received any notice of default with respect to any Contract. There are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default with respect to any Contract by Seller, or which would cause the acceleration of any obligation of Seller to the same. To Seller's Knowledge, there are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default by a party (other than Seller) to a Contract, or cause the acceleration of any obligation of such other party to a Contract. All Contracts are legally valid and binding and are in full force and effect.

(d) There are no persons holding powers of attorney from Seller with respect to the Business.

(e) No Contract calls for the purchasing by Seller of any goods, products or services at prices substantially in excess of prevailing market prices on the Closing Date or the leasing or sale by Seller of any goods, products or services at prices substantially below prevailing market prices on the Closing Date.

3.10     Customers.  Attached  as  Schedule  3.10 is a true and complete list of
         ---------                 --------------
all of Seller's customers of the Business as of the Closing Date. Such list shall include the name and address of each customer and the amount of purchases of each customer for the six-month period ending ten days prior to the Closing Date. Except as set forth in Schedule 3.10, to Seller's Knowledge, no customer
                               -------------
on the list is planning to or has threatened to terminate its business relationship with the Business. To Seller's Knowledge, other than in the ordinary course of business, there are no presently existing facts or circumstances which would reasonably be expected to give rise to any termination or reduction of business relations with any existing customer of the Business.

3.11     ERISA  Compliance.
         -----------------

(a) Each ERISA Plan is in compliance with the provisions of ERISA, the Code and all other applicable federal and state laws and the rules and regulations promulgated thereunder interpreting or applying these laws and each ERISA Plan (and related trust or funding vehicle, if any) has at all times been administered and maintained in accordance with its terms and applicable Laws, including, without limitation, the filing of all applicable reports.

(b) With respect to each ERISA Plan intended to be qualified under Section 401(a) of the Code, a favorable determination letter has been received from the Internal Revenue Service stating that the ERISA Plan is so qualified and that the related trust is exempt from federal income taxation under Section 501 of the Code.

(c) With respect to each ERISA Plan, all reports required under ERISA or any other Law to be filed by Seller or any ERISA Affiliate with the relevant governmental authority, the failure of which to file would result in a liability of Seller or such ERISA Affiliate, have been duly filed and all such reports are true and correct in all material respects as of the date given.

(d) Seller has made or shall make all contributions required to be made by Seller under each ERISA Plan for all periods through and including the Closing Date, or adequate accruals therefor have been or shall be provided therefor.

(e) There are no pending or, to Seller's Knowledge, threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted, and there exists no basis in fact for a claim, suit or action against (i) the assets of any ERISA Plan or trust or any fiduciary of any ERISA Plan with respect to the operation of such ERISA Plan, or
(ii) the assets of any employee welfare benefit plan within the meaning of ERISA
Section 3(1) or any fiduciary thereof with respect to the operation of any such ERISA Plan. Any bonding required by ERISA with respect to any ERISA Plan has been obtained and is in full force and effect.

(f) Seller (i) has never participated in or been required to contribute to any plan with respect to employees which is subject to Title IV of ERISA, nor
(ii) has it incurred, or shall incur, any liability under Title IV of ERISA to the Pension Benefit Guaranty Corporation for any ERISA Plan subject to Title IV of ERISA or to any other person.

(g) Seller does not maintain nor has it established any welfare benefit plan within the meaning of ERISA Section 3(1) and which provides for continuing benefits or coverage for any participating employees or the beneficiary of a participant after such participant's termination of employment, except as may be required by COBRA and the regulations thereunder and at the expense of the participant or the beneficiary of the participant.

(h) No ERISA Plan has participated in, engaged in or been a party to any "prohibited transaction" (as defined in ERISA or the Code) and Seller has not incurred, and does not reasonably expect to incur, any liability under Chapter 43 of the Code or under ERISA Section 502 with respect to any ERISA Plan.

3.12     Product Liability.  Seller has no liability (and to Seller's Knowledge,
         -----------------
there is no threatened future action, suit, proceeding, claim or demand against Seller giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any goods or products sold by Seller in the Business. Seller has not received any written notices, citations or decisions by any governmental body that any goods or products marketed or distributed at any time by Seller in the Business is defective or fails to meet any applicable standards promulgated by any such governmental body. Seller has complied with all laws, rules, regulations and specifications with respect to the design, manufacturing, labeling, testing and inspection of goods or products promulgated by the FDA with respect to such goods or products. Seller has not received notice that there have been any recalls, field notifications or seizures ordered or threatened by any such governmental body with respect to any such goods or products. Seller has not received any warning letters or Section 305 notices from the FDA.

3.13     Brokerage  and Finder's Fees.  Seller has not incurred any liability or
         ----------------------------
obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

3.14     Customers  Accounts.  Seller  does  not  presently  owe any customer or
         -------------------
customer account of the Business any sum of money or other consideration whatsoever to secure or retain the patronage of such customer or customer account.

3.15     Transfer  of  Name;  No  Infringement.  Seller has the right to use the
         -------------------------------------
Name and to transfer the right to use the Name to Purchaser in accordance with this Agreement free and clear of any Encumbrances. To Seller's Knowledge, no one is infringing on the Seller's use of the Name. Seller has not received any notice that Seller in the operation of the Business is infringing or violating any patent, trademark, trade name, service mark, copyright or other intellectual property right of any third party and, to Seller's Knowledge, there is no basis for any such claim.

3.16     Consents  and  Approvals.  Except for the Shareholder Vote, no consent,
         ------------------------
approval, waiver, authorization, registration or qualification is required to be obtained by Seller from, and no notice or filing is required to be given by Seller to or made by Seller with, any governmental authority or other third-party in connection with the execution, delivery and performance by Seller of the terms of this Agreement.

3.17     Full  Disclosure.  No representation or warranty of Seller contained in
         ----------------
this Agreement (including any Exhibit or Schedule attached hereto) contains or will knowingly contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in this Agreement not misleading. In purchasing the Purchased Assets, Purchaser is relying upon the truth and accuracy of each of the foregoing representations and warranties, and as stated in this Article III, each of the same constitutes a basic and bargained for consideration for such purchase by Purchaser.


            ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.
            ----------   -------------------------------------------

Purchaser represents and warrants to Seller as of the date hereof and as of the Closing Date, as follows:

4.1     Power  and  Authority.  Purchaser  is  a  limited liability company duly
        ---------------------
organized, validly existing and in good standing under the laws of the State of Ohio and is qualified to do business in the State of Florida.

4.2     Execution and Delivery.  The execution, delivery and performance of this
        ----------------------
Agreement by Purchaser, and the consummation of the transactions contemplated by this Agreement contemplated hereby, will not:

(a) violate, result in a breach of any of the terms or conditions of, or constitute a default under, the Articles of Organization or Operating Agreement of Purchaser, or under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Purchaser is a party, or by which any of the properties or assets of Purchaser may be bound or affected; or

(b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Purchaser.

4.3     Capacity  and  Authority.  Purchaser  has  full  capacity,  power  and
        ------------------------
authority to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. Purchaser has taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement. The obligations of Purchaser set forth in this Agreement are legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms.

4.4     Brokerage  and  Finder's Fees.  Purchaser has not incurred any liability
        -----------------------------
or obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

  ARTICLE V.  NO ASSUMPTION OF LIABILITIES BY PURCHASER; WAIVER OF BULK SALES.
  ---------   ---------------------------------------------------------------

5.1     No  Assumption  of  Liabilities.  Notwithstanding  any  other  term  or
        -------------------------------
provision of this Agreement, Purchaser does not assume and shall not be responsible for, any liability, commitment or obligation of Seller, including, without in any way limiting the generality of the foregoing, (1) any employment responsibilities or obligations of Seller, including but not limited to vacation or sick pay, (2) any obligations and liabilities of Seller under any collective bargaining or labor agreements, (3) any obligation or liability of Seller arising out of the sponsorship or administration of any ERISA Plan, (4) any accounts payable, loans or other liabilities or obligations, (5) any claims, suits, actions or Litigation filed prior to the Closing Date, (6) liabilities or obligations to be paid or performed prior to the Closing Date under the Contracts, and/or (7) any product liability, breach of warranty or similar liability. Seller shall be solely responsible for all liabilities and obligations and arising out of the operation of the Business or the ownership, lease or use of the Purchased Assets prior to the Closing Date.

5.2     Waiver  of  Bulk  Transfers  Law.  The parties waive compliance with the
        --------------------------------
provisions of the Bulk Sales Law of any state, and Seller and the Shareholders warrant and agree to pay and discharge when due all claims of creditors which could be asserted against Purchaser by reason of such noncompliance. Seller and the Shareholders agree to pay at or within 30 days following the Closing all trade payables pertaining to the Business and the Purchased Assets, or according to terms if such terms extend beyond Closing, and all sales, withholding, property and other taxes due to the State of Florida or any other taxing jurisdiction.


            ARTICLE VI.  CONDITIONS PRECEDENT TO CLOSING BY PURCHASER
            ----------   --------------------------------------------

Subject to waiver by Purchaser, each of the agreements of Purchaser to be performed by it at the Closing shall be subject to the fulfillment of each of the following conditions precedent:

6.1     Representations  and  Warranties.  Each  of  the  representations  and
        --------------------------------
warranties of Seller set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

6.2     Agreements.  Seller  shall  have  performed  and  complied  with  all
        ----------
agreements, undertakings, obligations and covenants which are required to be performed or complied with by it at or prior to the Closing Date.

6.3     Shareholder  Vote.  The  Shareholder  Vote  shall  have  occurred.
        -----------------

6.4     Litigation.  No  notice  shall have been received as to Litigation being
        ----------
commenced or threatened against Seller or Purchaser by any governmental authority or any other person or entity with regard to this Agreement or the transactions contemplated by this Agreement.

6.5     Release  of  Encumbrances.  All  Encumbrances  on  any  of the Purchased
        -------------------------
Assets  shall  have  been  fully  released.

6.6     Satisfaction  with  Legal Matters.  All legal matters in connection with
        ---------------------------------
this Agreement and the transactions contemplated by this Agreement, and the form and substance of all legal proceedings and papers, instruments and documents used or delivered herewith or incident to this Agreement shall be reasonably satisfactory to counsel for Purchaser.

6.7     Third-Party Consents and Approvals; Estoppel Certificates.  Seller shall
        ---------------------------------------------------------
have obtained all third-party (including, but not limited to, governmental) consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Permits and Contracts disclosed in Schedules 3.7 and 3.8.
                                                          ---------------------

6.8     Minimum  Wholesale  Inventory.  The  Wholesale  Inventory on the Closing
        -----------------------------
Date shall be valued as set forth in Section 3.4(b) and shall consist of at least $500,000 in value.


                             ARTICLE VII.  CLOSING.
                             -----------   -------

7.1     Time  and  Place.  The  Closing of the transactions contemplated by this
        ----------------
Agreement will take place as soon as practical (and no later than 30 days after) the Shareholder Vote has been obtained, at a date, time and place as mutually agreed by the parties.

7.2     Deliveries  by  Seller.  At  the  Closing,  Seller  shall  deliver  to
        ----------------------
Purchaser:

(a)     A  Bill  of  Sale  for  the  Purchased  Assets;

(b) A certificate by the Secretary of Seller as set forth in Section 3.1(b) with respect to the authorizations of this Agreement by Seller and its shareholders.

(c) All other certificates, documents of title, bills of sale and other instruments of conveyance and transfer, in form satisfactory to Purchaser and Purchaser's counsel, as Purchaser's counsel shall reasonably deem necessary, to vest in Purchaser good and marketable title to the Purchased Assets and to assign the rights to the name to Purchaser.

7.3     Delivery  by  Purchaser.  At  the  Closing,  Purchaser  shall deliver to
        -----------------------
Seller  the  amounts  set  forth  in  Section  2.

7.4     Mutual  Deliveries.  At  the Closing, Purchaser and Seller shall execute
        ------------------
and deliver a Transition Services Agreement in a mutually agreeable form under which Seller shall provide certain transitional services (including, without limitation, warehousing services) to Purchaser for a period of up to 90 days after the Closing.

7.5     Termination  of Supply Agreement.  At the completion of the Closing, the
        --------------------------------
Supply Agreement dated December 20, 1999 between Purchaser and Seller shall terminate automatically, without further action by either party.


                    ARTICLE VIII.  COVENANTS OF THE PARTIES.
                    ------------   ------------------------

8.1     Meeting  of  Shareholders;  Proxy  Statement.
        --------------------------------------------

(a) Seller shall take all action necessary in accordance with applicable law and its Articles of Incorporation and By-Laws, including the timely mailing of a proxy statement, to convene a special meeting of its shareholders to vote upon the adoption of this Agreement and the approval of the transactions contemplated hereby. The vote required to adopt this Agreement and to approve the transactions contemplated hereby

(the "Shareholder Vote") shall be: (i) the affirmative vote of the holders of a majority of the outstanding common shares of Seller, and (ii) the affirmative vote of the holders of a majority of the common shares held by shareholders other than Purchaser, Scott Siegel or any of their respective affiliates. The Board of Directors of Seller has recommended (by vote of a majority of its whole number and by a majority of the disinterested directors) such adoption and approval by the shareholders (by affirmative vote of a majority of the entire number of its directors and a majority of its disinterested directors), shall not withdraw or modify such recommendation and shall take all lawful action to solicit such adoption and approval. Seller will use its reasonable best efforts to hold the shareholder meeting to obtain the Shareholder Vote as soon as reasonably practicable after the date hereof.

(b) Seller shall file with the SEC as soon as reasonably practicable a proxy statement with respect to the special meeting of the shareholders in connection with the transaction contemplated by this Agreement (the "Proxy Statement"), respond to comments of the staff of the SEC, clear the Proxy Statement with the staff of the SEC and promptly thereafter mail the Proxy Statement to all stockholders of record of Seller. Seller shall comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC thereunder applicable to the Proxy Statement and the solicitation of proxies for such special meeting (including any requirement to amend or supplement the Proxy Statement). The Proxy Statement shall include the recommendation of Seller's Board of Directors in favor of the transaction contemplated by this Agreement.

8.2     Noncompetition  Agreement.
        -------------------------

(a) During the period of three years after the Closing Date, Seller shall not, directly or indirectly, or as an agent, contractor, consultant, partner, member, shareholder, owner, or otherwise:

     (i) Own any interest (other than the ownership of less than 1% of the outstanding stock of a publicly traded company) in, engage in or render any service to, or otherwise participate, whether for compensation or not, in any business or entity that, directly or indirectly, engages or is involved in the business of distributing or selling first aid and/or safety supplies anywhere in North America;

     (ii) Advise any other person, firm, corporation or other entity or enterprise to engage in the distribution or sale of first aid and/or safety supplies anywhere in North America;

     (iii) Request or advise any customer of the Purchaser to terminate or alter its business relationship with Purchaser, or otherwise interfere with the business operations of the Wholesale First Aid and Safety Supply Business by Purchaser;

     (iv) Induce or attempt to induce or influence any employee of Purchaser to terminate employment with Purchaser; or

     (v)     Compete with Purchaser for sales to any customer listed on Schedule
                                                                        --------
3.10.
-----

Notwithstanding  the  foregoing,  however,  Seller shall not be prohibited from:
(i) continuing to distribute and sell sterile thermal blankets and burn dressings in substantially the same manner as such products were being distributed and sold by Seller through its Roehampton Product Line prior to the date of this Agreement, and (ii) continuing to distribute and sell bulk first aid kits, unitized first aid kits, custom first aid kits, specialty first aid kits, tablets and other first aid and safety products to markets other than the van distribution market in substantially the same manner as such products were being distributed and sold by Seller through its Total First Aid Product Line prior to the date of this Agreement.

(b) It is the intent of the parties that the provisions of this Section 8.2 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that the noncompetition restrictions under this Agreement shall be adjudicated to be invalid or unenforceable in any such jurisdiction, the court making such determination shall have the power to limit, construe or reduce the duration, scope, activity and/or area of such provision, and/or delete specific words or phrases to the extent necessary to render such provision enforceable to the maximum reasonable extent permitted by applicable law, such limited form to apply only with respect to the operation of this
Section  in  the  particular  jurisdiction  in  which such adjudication is made.

(c) Seller acknowledges that its adherence to the terms of the covenants set forth in this Section 8.2 is necessary to protect the value of the Purchased Assets and Business to Purchaser, that a continuing breach of such covenants will result in irreparable and continuing damage to the value of the Purchased Assets and Business, and that money damages would not adequately compensate Purchaser for any such breach and, therefore, that Purchaser would not have an adequate remedy at law. In the event any action or proceeding shall be instituted by Purchaser to enforce any provision of this Section 8.2, Seller shall waive the claim or defenses in such action that (i) money damages are adequate to compensate Purchaser for such breach and (ii) there is an adequate remedy at law available to Purchaser, and shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Purchaser shall have, in addition to any and all remedies at law, the right to an injunction, both temporary and permanent, specific performance and/or other equitable relief to prevent the violation of any obligation under this Section 8.2. The parties agree that the remedies of Purchaser for breach of this Section 8.2 by Seller shall be cumulative, and seeking or obtaining injunctive or other equitable relief shall not preclude the making of a claim for damages or other relief. Seller also agrees that Purchaser shall be entitled to such damages as it can show it has sustained by reason of such breach and shall not be limited in its damages by any provision of, or to the consideration received by Seller pursuant to, this Agreement. In any action brought to enforce the covenants set forth in this Section 8.2, or to recover damages for breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees and other expenses of litigation, together with such other and further relief as may be proper.

(d) This Section 8.2 shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Florida without regard to its conflict of laws principles; the parties intend to and do hereby confer jurisdiction to enforce the provisions of this Section 8.2 upon the courts of the State of Florida.

8.3     Access  to Records.  Purchaser shall retain the Records for at least six
        ------------------
years. Seller or its agents shall have access to the Records, upon reasonable notice and during normal business hours, at the Purchaser's Ohio office for legitimate business or tax purposes during such six-year period.

8.4     Change  of  Name.  No later than 30 days after the Closing, Seller shall
        ----------------
change its name to a name that does not include the words "First Aid Direct" and that is not similar to "First Aid Direct"; provided, however, that the foregoing shall not prevent Seller from changing its name to "Total First Aid, Inc." or to any other name which includes the words "First Aid" so long as it does not include the word "Direct."


                          ARTICLE IX.  INDEMNIFICATION.
                          ----------   ---------------

9.1     Survival.  All  representations,  warranties, covenants, obligations and
        --------
undertakings made or contained in this Agreement shall survive the Closing and shall survive any inspection, investigation or acceptance of possession or delivery of the Purchased Assets made or done at any time by Purchaser.

9.2     Indemnification  by  Seller.  Seller  shall  indemnify,  defend and hold
        ---------------------------
Purchaser harmless from and against any and all loss, liability (including, but not limited to, consequential damages), damage, deficiency, claim or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, agreement, obligation or undertaking of Seller contained in this Agreement; (b) noncompliance with any laws of the State of Florida or any other state relating to bulk sales or other laws for the protection of creditors; (c) the failure of Seller to file any federal, state or local returns in connection with or pay any Taxes due and payable, accrued, incurred or attributable to any event or circumstance occurring or existing or applicable to any period ending on or before the Closing Date; and (d) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other and whether due or to become due of Seller, or arising out of the operations of the Business prior to the Closing Date or Seller's ownership or use of any of the Purchased Assets prior to the Closing Date.

9.3     Indemnification  by  Purchaser.  Purchaser  shall  indemnify, defend and
        ------------------------------
hold Seller harmless from and against any and all loss, liability (including, but not limited, consequential damages), damage deficiency, clam, or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, obligation or undertaking of Purchaser contained in this Agreement; and (b) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other, and whether due or to become due, of Purchaser, or arising out of the operations of the Business after the Closing Date or Purchaser's ownership or use of any of the Purchased Assets after the Closing Date.

9.4     Limit  on  Indemnification.  No  claim  for  indemnification may be made
        --------------------------
under this Agreement for other than fraud or a breach of the representations and warranties relating to Taxes as set forth in Section 3.5 unless the party from who indemnification is sought ("Indemnifying Party") is given written notice of such claim within two years after the Closing Date.

9.5     Maximum Aggregate Liability of Seller.  Except with respect to fraud and
        -------------------------------------
unpaid Taxes, pursuant to the maximum aggregate indemnification liability of Seller pursuant to Section 9.2 shall not exceed the Purchase Price.

9.6     Threshold.  No  party  shall  be  entitled to indemnification under this
        ---------
Agreement unless the aggregate amount of the damages incurred by it as a result of the incorrectness or breach of the representations and warranties made by the Indemnifying Party exceeds $10,000.

9.7     Notice  and  Defense  of Claims.  A party claiming indemnification under
        -------------------------------
this Article VIII (the "Asserting Party") will give prompt written notice (the "Claim Notice") of the nature and basis of the claim to the Indemnifying Party. If the claim for indemnification arises out of a claim, action or proceeding by a third party (a "Third Party Claim"), the Indemnifying Party may elect to assume the defense of the Third Party Claim at its own expense with counsel selected by the Indemnifying Party. If the Indemnifying Party assumes the defense of the Third Party Claim, the Indemnifying Party will not be liable for any fees or expenses of counsel for the Asserting Party incurred in connection with the Third Party Claim. If the Indemnifying Party does not assume the defense of the Third Party Claim, the Asserting Party will have the right to defend and settle the Third Party Claim. The Asserting Party and the Indemnifying Party will cooperate in the defense of any claim, action or proceeding covered by this Section 9.7. The Asserting Party will make available to the Indemnifying Party all records and other materials reasonably required by the Indemnifying Party for use in contesting the Third Party Claim. Where a third party in a Third Party Claim is a significant continuing supplier or customer of the Asserting Party and the conduct of the Third Party Claim may have a material adverse effect on the continued operation of the business of the Asserting Party, the Indemnifying Party shall consult with the Asserting Party in good faith with a view to reducing or eliminating the adverse effect of the conduct of the Third Party Claim.


                           ARTICLE X.  MISCELLANEOUS.
                           ---------   -------------

10.1     Assignment.  This  Agreement  shall  be  binding  upon and inure to the
         ----------
benefit of the successors and assigns of each party to this Agreement, but no rights, obligations or liabilities under this Agreement shall be assignable by any party without the prior written consent of the other parties.

10.2     Third  Parties.  Nothing  expressed  or  implied  in  this Agreement is
         --------------
intended, or shall be construed, to confer upon or give any other person or entity other than the parties to this Agreement any rights or remedies under or by reason of this Agreement.

10.3     Complete Agreement.  Except as expressly set forth in this Agreement or
         ------------------
in an instrument in writing signed by the party to be bound thereby which makes specific reference to this Agreement, this Agreement sets forth the entire understanding of the parties concerning the subject matter of this Agreement and supersedes all prior contracts, arrangements, communications, negotiations, discussions, representations and warranties, whether oral or written, between the parties relating to the subject matter of this Agreement.

10.4     Expenses.   Each  of  the parties to this Agreement shall pay all costs
         --------
and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement, and in closing and carrying out the transactions contemplated in this Agreement.

10.5     Amendment.  This  Agreement  may  be  amended  at any time by a writing
         ---------
which refers to this Agreement and is executed by Purchaser and Seller (and the Shareholder if such amendment is applicable to him).

10.6     Further  Assurances.  Seller  shall from time to time after the Closing
         -------------------
upon the reasonable request of Purchaser, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to transfer to and to vest in Purchaser all good, valid, marketable and indefeasible right, title and interest of Seller to the Purchased Assets, and to protect the right, title and interest of Purchaser in and to all of the Purchased Assets.

10.7     Taxes.  Seller shall pay all sales and use taxes and transfer taxes, if
         -----
any,  applicable  to  the  transactions  contemplated  by  this  Agreement.

10.8     Notices.  All  notices,  requests,  demands  and  other  communications
         -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally, (b) when transmitted by facsimile, (c) on the third business day after being deposited in the U.S. mail, certified, postage prepaid, return receipt requested, or (d) on the first business day after being sent by a nationally recognized overnight express courier service, to a party addressed as follows:

If  to  Seller:

Scott  Siegel,  President
First  Aid  Direct,  Inc.
5607  Hiatus  Road
Suite  500

Tamarac,  FL  33321-6408
Fax  (954)  724-1117

If  to  Purchaser:

Daniel  W.  Crotty,  President
VDC  First  Aid  and  Safety  Supply  LLC
3233  Newmark  Drive
Miamisburg,  OH  45342
Fax:  (937)  435-8390

Any party may change the name, address and facsimile number to which such communications are to be directed by giving notice to the other party of such change in the manner provided above.

10.9     Severability.  Each Article, section, subsection, paragraph  and lesser
         ------------
provision of this Agreement constitutes a separate and distinct undertaking and covenant. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be limited by construction in scope and effect to the minimum extent necessary to render the same lawful and if such a limiting construction is not possible, such provision shall be deemed severed from this Agreement, but in any event every other provision of this Agreement shall remain in full force and effect.

10.10     Waivers.  The  failure  of  any  party  to  insist  in any one or more
          -------
instances upon performance of any of the provisions of this Agreement or to take advantage of any of its or his rights under this Agreement shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue and remain in full force and effect. No single or partial exercise by any party of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. Waiver by any party of any breach of any provision of this Agreement shall not constitute or be construed as a continuing waiver or as a waiver of any other breach or breach of any other provision of this Agreement.

10.11     Exhibits.  The  Exhibits  and  Schedules  attached  to  this Agreement
          --------
and/or referred to in this Agreement are part of this Agreement for all purposes.

10.12     Captions.  The  captions  in  this  Agreement  are intended solely for
          --------
convenience of reference and shall not be given any effect in the construction, meaning or interpretation of this Agreement.

10.13     Governing  Law.  Except  as  provided  in  Section 8.2, this Agreement
          --------------
shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Ohio without regard to its conflict of laws principles.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

FIRST  AID  DIRECT,  INC.



                                    By /s/  Scott  Siegel
                                       --------------------------
                                        Scott  Siegel,  President

                                    "Seller"


                                    VDC  FIRST  AID  AND  SAFETY  SUPPLY  LLC



                                    By  /s/  David  S.  Senseman____________
                                        ------------------------
                                         David  S.  Senseman,  Vice  President
                                         and  Treasurer

                                    "Purchaser"

                                    SCHEDULES
                                    ---------

NUMBER                 MATTER
------                 ------
3.4     Title  to  and  Condition  of  Properties
3.7     Permits
3.8     Litigation
3.9     Contracts
3.10    Customers


                                    EXHIBITS
                                    --------


LETTER                 MATTER
------                 ------
A       Form  of  Transition  Services  Agreement

                                   APPENDIX B

July  3,  2003


Board  of  Directors
First  Aid  Direct,  Inc.
5307  Hiatus  Road,  Suite  500
Tamarac,  FL  33321
Attn:  Kevin  M.  Crotty,  Chairman

Members  of  the  Board:

                          Re:  Fairness  Opinion
                          ----------------------

You have requested our Opinion as independent business valuators as to the fairness ("Opinion") of the consideration to be received by First Aid Direct, Inc. for the assets comprising First Aid Direct, Inc.'s Principal Business ("FAD" or the "Company") at June 1, 2003 (the "Valuation Date"). FAD's Principal Business consists of First Aid Direct Inc.'s total business with the exception of revenues and expenses related to its Roehampton and Total First Aid product lines. We have not been requested to opine as to, and our Opinion does not in any manner address, the underlying business decision of the Company to proceed with the contemplated sale of the assets of FAD's Principal Business (the "Transaction"), or the fairness of the Transaction to First Aid Direct, Inc.'s shareholders. In addition, we have not been requested to explore any alternatives to the Transaction. The basis for our Opinion is supported by our Valuation Report addressed to Mr. Scott Siegel, Chief Executive Officer of First Aid Direct, Inc. dated July 3, 2003.

In arriving at our Opinion, we, among other things, included discussions, meetings, reliance and review of the following:

     a) Internally prepared financial statements for the five months ended May 31, 2003, Form 10Q for the quarter ended March 31, 2003 and Form 10K for the year ended December 31, 2002;

     b)   Discussions  with  management  and  principals of FAD were undertaken;

     c) Assumptions on FAD's market and competitive position and their outlook as relayed by FAD management at the Valuation Date;

     d) Relevant external and internal public information including economic, investment, industry, public market and transaction data as a background against which to assess findings specific to the business were considered;

     e) A draft of the asset purchase agreement under which FAD proposes to sell the assets comprising its Principal Business (the "Asset Purchase Agreement");

     f) Major contracts both existing and anticipated in the very near future for FAD, if any, were discussed with management, including any features or factors that may have an influence on value;

     g)   Management's  forecast  financial  statements  for  the  Company; and,

     h) Discussed with management of the Company the nature of the business, past operating results, future prospects with respect to operations, profitability and competition.

In arriving at our Opinion, we relied upon and assumed the accuracy and completeness of all of the financial and other information that was used, without assuming any responsibility for any independent verification of any such information, and further relied upon the assurances of FAD's management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. We have not audited this information as part of our analysis and therefore, we do not express an opinion or other form of assurance regarding the information. We also assumed that the Asset Purchase Agreement was executed by the parties in substantially the form reviewed by us and that the purchase consideration and assets to be sold did not change from between the date of the draft that we reviewed and the date that the Asset Purchase Agreement was executed.

We assumed that the Transaction will comply, in all respects, with the securities laws, trade regulations and other applicable statutes and regulations of the various foreign jurisdictions under which the Transaction may be governed. Our Opinion was based upon market, economic and other conditions as they existed on, and could be evaluated as of, June 1, 2003. Accordingly, although subsequent developments may affect our Opinion, we do not assume any obligation to update, review or reaffirm our Opinion.

In connection with our services, we received a fee for this engagement which was in no way contingent upon the results of our analysis. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this Opinion. This Opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote, if required to, with respect to the Transaction.

Our Opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Transaction and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without the prior written consent of Stenton Leigh Capital Corp., except that this Opinion may be reproduced in full in, and references to the Opinion and to Stenton Leigh Capital Corp. and its relationship with the Company may be included in any proxy statement relating to the Transaction that the Company files with the U.S. Securities and Exchange Commission and is distributed to holders of the Company's Common Stock in connection with the Transaction.

Based upon and subject to the foregoing, it is our Opinion that, as of the date of this letter, (a) the value of FAD's Business is approximately $1,200,000 at June 1, 2003, the Valuation Date and (b) the consideration to be received by FAD for the sale of the assets comprising FAD's Business, as described in the Asset Purchase Agreement, is fair.

Very  truly  yours,
STENTON  LEIGH  CAPITAL  CORP.



Milton  H.  Barbarosh,  CPA,  CA,  MBA,  CBV,  ASA
President

                                [GRAPHIC OMITTED]
                                  STENTON LEIGH
                                  CAPITAL CORP.

July  3,  2003

PRIVATE  AND  CONFIDENTIAL
--------------------------

Mr.  Scott  Siegel
Chief  Executive  Officer
First  Aid  Direct,  Inc.
5607  Hiatus  Road,  Suite  500
Tamarac,  Florida  33321

Dear  Mr.  Siegel:

    RE: VALUATION OPINION OF THE VALUE OF FIRST AID DIRECT, INC.'S PRINCIPAL
    ------------------------------------------------------------------------
                                    BUSINESS
                                    --------

1.0  INTRODUCTION
-----------------

You have requested Stenton Leigh Capital Corp. ("SL") to provide you with an independent Valuation Opinion of the value of First Aid Direct, Inc.'s (the "Company" or "First Aid") Principal Business ("FAD"), at June 1, 2003 (the "Valuation Date"). FAD's business consists of First Aid Direct's total business with the exception of revenues and expenses related to its Roehampton and Total First Aid product lines.

This Valuation Opinion Report ("Report") is to be used only for the purpose of being used by the Board of Directors as background in their decision to sell FAD. This Report should not otherwise be reproduced without the prior written consent of SL, except for distribution to your staff, counsel, or limited interested parties.

1.1  FAIR  MARKET  VALUE
------------------------

For the purposes herein, we define fair market value based on the definition prescribed under Internal Revenue Service ("IRS") Revenue Ruling 59-60, as follows:

     The price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of all relevant facts.

2.0  SUMMARY
------------

According to the information and documents reviewed, the explanations and projections provided to us, the assumptions on FAD's business at the Valuation Date, the other assumptions set out below, and subject to the restrictions and qualifications noted herein, in our Opinion the value of FAD's business was
$1,238,413  at  the  Valuation  Date.
----------

________________________________________________________________________________
                      1900 CORPORATE BLVD., SUITE 305 WEST
                            BOCA RATON, FLORIDA 33431
                  TELEPHONE (561) 241-9921 FAX (561) 241-7011
                            www.stentonleighgroup.com
                            -------------------------

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 2
________________________________________________________________________________

3.0  RESTRICTION  AND  DISCLAIMER
---------------------------------

This Valuation Opinion Report is not intended for general circulation or publication, nor is it to be reproduced or used for any purpose other than that defined above without our written permission in each specific instance. We do not assume any responsibility or liability for losses occasioned users of this Valuation Opinion Report, other than those responsibilities or liabilities outlined in our engagement letter. We reserve the right to review all calculations included or referred to in this Valuation Opinion Report and, if we consider it necessary, to revise our estimate in light of any new facts, trends or changing conditions existing at any date prior to or at the Valuation Date which become apparent to us subsequent to the date of this Valuation Opinion Report.

4.0  UNIFORM  STANDARDS  OF  PROFESSIONAL  APPRAISAL  PRACTICE
--------------------------------------------------------------

Standards have established the minimum basis for the development of and the reporting of an appraisal. The standards are intended to aid users of appraisal services as well as set minimum requirements for appraisal practitioners.

These standards are based on the original Uniform Standards of Professional Appraisal Practice ("USPAP") developed in 1986-87 by the Ad Hoc Committee on Uniform Standards and copyrighted in 1987 by The Appraisal Foundation. Prior to the establishment of the Appraisal Standards Board in 1989, the USPAP had been adopted by major appraisal organizations in North America and became recognized as the generally accepted standards of appraisal practice.

Uniform Standards are the rules under which professional appraisers will work. The Standards are contained in a living document and, therefore, are subject to continual updating and change. The appraisers are required to keep current with the changes. A synopsis, brief reading or review of the standards will not suffice, and an appraiser must study, understand, obtain clarification of, comply and keep current with, and incorporate the standards into all appraisal practice.

The Appraisal Qualification Board ("AQB") has the function of establishing minimum qualifications for appraisers for state licensing and certification. The AQB establishes educational testing standards.

The Appraisal Standard Board ("ASB") has the function of promoting the acceptance and implementation of the Uniform Standards of Professional Appraisal Practice. The ASB sets the rules for developing an appraisal and communicating its results. USPAP sets the professional standards for all appraisals and all disciplines.

Standards 9 and 10 pertain to business valuations. Standards Rule 9-4 specifies the major requirements of a business appraisal. This Report analyzes the appropriate approach to value and as set out herein is the background information as required under USPAP.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 3
________________________________________________________________________________

5.0  SCOPE  OF  REVIEW
----------------------

The scope of our assignment included discussions, reliance and review of the following:

     a) Internally prepared financial statements for the five months ended May 31, 2003 , Form 10Q for the quarter ended March 31, 2003 and Form 10K for the year ended December 31, 2002, included in Appendix I;

     b)   Discussions  with  management  and  principals of FAD were undertaken;

     c) Assumptions on FAD's market and competitive position and their outlook as relayed by FAD management at the Valuation Date;

     d) Relevant external and internal public information including economic, investment, industry, public market and transaction data as a background against which to assess findings specific to the business were considered, and included in Appendices II and III;

     e) Major contracts both existing and anticipated in the very near future for FAD, if any, were discussed with management, including any features or factors that may have an influence on value;

     f) Management's forecast financial statements for the Company is included in Appendix IV;

     g) Discussed with management of the Company the nature of the business, past operating results, future prospects with respect to operations, profitability and competition.

6.0  BACKGROUND
---------------

6.1  HISTORY
------------

6.1.1  THE  COMPANY
-------------------

First Aid Direct, Inc. was organized in July 1977 in the State of Florida under the name of Rehabilitation Institute of South Florida, Inc. It remained dormant until it began active operations in September 1997. First Aid is a national distribution business that wholesales first aid products to first aid distributors across the nation. Most of the distributors operate mobile first aid van services that sell and service the industrial first aid kits, mandated by OSHA regulations. These kits are placed in many different types of businesses and industrial locations such as factories, distribution warehouses, offices, auto repair shops and dealerships, hotels and retail stores. The Company currently has approximately 158 distributors located in 31 states throughout the United States. These states include Alabama, Arkansas, Arizona, California, Colorado, Delaware, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Minnesota, Missouri, Montana, North Carolina, Nevada, New Jersey, New Mexico, Nevada, New York, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, and Washington.

A distributor typically operates a number of routes. Each route consists of several hundred locations that are visited by the route driver/salesman at least once a month. The driver/salesperson will typically visit as many as 20 locations each day. The driver/salesperson operates a van stocked with first aid supplies and uses the inventory to refill the kits that are placed in each location. The kits contain a mix of first aid products

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 4
________________________________________________________________________________

designed and packaged for industrial use, including bandages, tapes, gauze, antiseptics, ointments and over-the-counter medications such as aspirin, cough medications, etc. First Aid has specialized packaging that lends itself to the workplace. All items are packed in multilingual boxes that wherever possible are dispenser packs that offer each individual product in a sanitary sealed package as part of a tear off strip.

In addition, First Aid provides a business-to-business program called "Direct Ship". This program involves direct shipments of first aid and safety products to businesses. Distributors typically do not service direct ship customers because their product usage is too limited for a driver/salesman to service monthly or they need centralized billing, control and pricing. First Aid offers these customers a direct order system using phone, fax or the First Aid Internet web site. Approximately two percent (2%) of FAD's business is based upon the "Direct Ship" program and approximately ninety-eight percent (98%) is based upon independent distributorship, hospitals and emergency service agencies.

In 2003 the Company launched its new Total First Aid line. There is a large market not currently available through the mobile first aid industry. This market includes workplaces supplied by Industrial Supply Houses. Safety Distributors, Catalog Companies, School Bus and Transportation Van manufacturers and Distributors, Fire Extinguisher Service Companies, Janitorial Supply Companies, and Office Coffee Companies. We will approach these markets with Bulk kits, Unitized kits, Custom unitized kits, and Specialty kits. The Company will also offer a custom filled kit and custom screen printed kit programs.

6.2  INDUSTRY  BACKGROUND
-------------------------

The first aid business is comprised of many independent distributors of first aid and safety products provided to the workplace via mobile van services. Products and services include first aid cabinets, over-the-counter medications and general first aid supplies. Certain distributors also offer safety products and a variety of related training programs.

These independent distributors purchase their products through value-added wholesale distribution companies. There are approximately 12 such companies operating in the United States. Typically, a wholesale company will recruit distributors within the industry to distribute products under the wholesaler's names. The typical business relationship between wholesaler and distributor features restrictions such as limited territories, non-compete agreements and agreements to use the wholesale company's name as the distributor's product line.

Today, the potential market for these distributors is virtually any business with employees. The reason is that the Federal Occupational Safety & Health Administration ("OSHA") has a regulation (29 CFR 1910.151(b)) that requires that First Aid supplies be readily available in the workplace. It is more convenient for the business operator to use the services of the first aid distributor to supply the correct product mix of required first aid supplies that are not only designed for use in the workplace, but are refilled and kept current each month.

A consolidation has taken place in the first aid distribution industry. Zee Medical, a subsidiary of wholesale distributor McKesson HBOC, Inc., currently is one of the oldest companies in the industry and also has a large market share. Cintas Corp. decided to penetrate this market quickly, and therefore adopted an acquisition strategy. The first acquisition was in February 1997, which was followed by three additional acquisitions, another in 1997 and two in 1998. Zee Medical and Cintas Corp. represent our major competition and they each place broad restrictions on their distributors, including geographical restraints on distribution.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 5
________________________________________________________________________________

As a result of the consolidation of some of the major distributors in the first aid supply business, distributors working within the same territory that previously bought from competing companies are now being supplied by the same parent company. First Aid believes that many of these distributors desire more independence and choice than the new consolidated entities can offer. We believe these market conditions provide an opportunity for First Aid to emerge and compete for the business of the first aid distributors dissatisfied with the new corporate structure brought on by the consolidation in the industry.

6.3  VAN  DYNE-CROTTY  TRANSACTIONS
-----------------------------------

On December 20, 1999, Van Dyne-Crotty, Inc. purchased 1,400,000 shares of the Company's stock from previously major stockholders, Scott Siegel (currently the CEO) and Robert Sussman (formerly the CEO). In conjunction with the share purchase, Van Dyne-Crotty and First Aid entered into an Asset Purchase Agreement which transferred all of the assets of its van distribution business to Van Dyne-Crotty, consisting of motor vehicles, accounts receivable, inventory, and various permits. The parties simultaneously entered into a Supply Agreement under which Van Dyne-Crotty agreed to purchase all of its requirements for first aid products and supplies from First Aid for a five-year term, unless First Aid were sold to a competitor of Van Dyne-Crotty. Under the terms of this supply agreement, First Aid is required to sell the products at the lowest of the prevailing market price for the best grade for each type of item covered. First Aid may alter the price of any item upon notice, but Van Dyne-Crotty may discontinue purchasing its total requirements of any item if the price is not comparable or the quality of the item is not competitive with similar types of products. The determination of whether our pricing is not competitive is made by price comparison with other wholesalers of first aid products. In February 2002 the Company granted and continues to grant Van Dyne-Crotty a five percent discount from previous price levels due to competitive market prices and the volume of purchases made by Van Dyne-Crotty.

For the year ended December 31, 2002, Van Dyne-Crotty accounted for 32% of the Company's revenues as it did for the year ended December 31, 2001.

Following the December 16, 1999 Asset Purchase Agreement, the Company changed its name from First Aid Select, Inc. to First Aid Direct, Inc. Van Dyne-Crotty's newly formed first aid supply van division began operating under the name First Aid Select. Subsequently, in calendar 2001, Van Dyne-Crotty began operating under the name Select First Aid.

On March 16, 2000, the Company entered into an Asset Purchase Agreement to buy certain assets from Van Dyne-Crotty, which Van Dyne-Crotty acquired from Roehampton Supply, Inc. As was the case with the Asset Purchase Agreement between Van Dyne-Crotty and First Aid that occurred on December 16, 1999, Van Dyne-Crotty retained equipment, product and marketing information from Roehampton Supply associated with its van distribution business. It assigned and sold to First Aid those products, assets and marketing information consistent with First Aid's wholesale distribution operations. The Roehampton products sold to First Aid have a similar customer base to First Aid and complement its product offering. They are marketed to first aid distributors, hospitals, and emergency response teams.

Included in the total assets acquired by Van Dyne-Crotty were accounts receivable, inventory and the customer list related to certain products associated with Roehampton Supply's line of first aid products. First Aid acquired the accounts receivable, inventory and the customer listings from Van Dyne-Crotty at Van Dyne-Crotty's cost at the time of the Roehampton transaction. The purchase price of $200,000 has been paid.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 6
________________________________________________________________________________

On March 20, 2000, First Aid entered into a non-competition agreement and a consulting agreement with the original owner of the Roehampton assets. The covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in thirty-six equal installments. The consulting agreement is for a three-year term and provides for payment of $75,000 to the consultant in thirty-six equal installments.

6.4  STRATEGY
-------------

FAD's strategy is to offer existing distributors that are dissatisfied with the consolidation of the first aid products industry an alternative source of supply. By seeking federal trademark protection of FAD brand names and innovating the package design for the Company's products, FAD's goal is to offer new entrants into the first aid business a national brand of products and support. First Aid places no territorial restrictions on its distributors, giving existing operators the opportunity to expand regionally. Without territory agreements and based upon its "Direct Ship" program, FAD believes it twill be able to offer large national companies a centralized and uniform direct buying program.

6.5  PRODUCTS  AND  SERVICES
----------------------------

FAD's product line and services include the following type of items and services: cabinets and first aid kits, first aid treatments, first aid tablets, safety equipment, training and compliance and distributor services.

The Company is in the process of launching its new Total First Aid Line. There is a large market not currently available through the mobile first aid industry. This market includes workplaces supplied by Industrial Supply Houses, Safety Distributors, Catalog Companies, School Bus and Transportation Van Manufacturers and Distributors, Fire Extinguisher Service Companies, Janitorial Supply Companies, and Office Coffee Companies. FAD will approach these markets with Bulk kits, Unitized kits, Custom unitized kits, and Specialty kits. The Company will also offer a custom filled kit and custom screen printed kit program.

6.6  PRODUCT  LIABILITY
-----------------------

FAD maintains product liability insurance in the amount of $6,000,000. Suppliers also maintain product liability insurance. Purchase orders with suppliers do not limit or allocate liability between the parties.

6.7  MARKETING  AND  SALES
--------------------------

FAD's sales team, which currently consists of two sales representatives, is responsible for developing new business. The team solicits distributor and direct ship customers by telephone and in-person sales calls. FAD also participates in the national safety trade show to develop new customers and to meet with existing ones.

Management believes that three criteria drive the purchase of first aid products. They are quality, service and price. FAD believes it is offering pricing and quality comparable to its competitors. First Aid has established a number of services such as a fully interactive web site allowing for direct purchases online for both distributor and direct ship customers. In addition, FAD works with its distributors through virtually every aspect of starting, managing and maintaining a productive operation, offering a variety of classroom and field training sessions.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 7
________________________________________________________________________________

6.8  COMPETITION
----------------

Because of industry consolidations, two companies, Zee and Cintas, dominate the market. There are many independent distributors who view this consolidation as detrimental to their business. Management believes they will prefer to do business with independently owned and operated wholesale companies such as First Aid.

6.9  EMPLOYEES
--------------

Effective January 1, 2003, the Company entered into an employee leasing agreement with Paychex. The leasing agreement provides the Company with decreased costs for medical and Workers Compensation Insurance.

First Aid, through its leasing agreement, currently employs fourteen persons, thirteen of whom are full-time employees, in the following capacities: one administrator, two in sales and marketing, one controller, one office manager, one office staff and eight in warehouse and assembly. The Company's employees are not represented by a collective bargaining agreement, and the Company considers its relations with its employees to be good.

6.10  DESCRIPTION  OF  PROPERTY
-------------------------------

First Aid Direct's corporate headquarters and distribution center is located at 5607 Hiatus Road Suite 500, Tamarac, Florida, 33321. The business relocated to this location on December 5, 2002. The Company does approximately 20% of its packaging at its facility. The operation is located in a modern warehouse complex and currently occupies 16,500 square feet consisting of 4,000 square feet of air-conditioned office space, a 2000 square foot air-conditioned assembly area and 10,500 square feet of warehouse space. We lease the facility through January 31, 2008 from Westpoint Center, Ltd.

6.11  MARKET  FOR  COMMON  EQUITY  AND  OTHER  RELATED  STOCKHOLDER  MATTERS
----------------------------------------------------------------------------

First Aid's common stock currently trades on the Over-The-Counter Bulletin Board under the symbol "FADI" (the ticker symbol was changed to "FADI" from "FASL" on February 12, 2001). As of December 31, 2002 there were 55 stockholders of record. Our common stock traded on the Over-The-Counter Bulletin Board under the symbol "FASL" from May 1998 to November 1999. On November 18, 1999, FAD's common stock was de-listed from the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. for failure to comply with the phase-in provisions of the OTC Bulletin Board Eligibility Rule, which required all companies whose securities are quoted on the OTC Bulletin Board to become reporting companies with the Securities and Exchange Commission. In December 2000 First Aid became a fully reporting company with the Securities and Exchange Commission. In February 2001 First Aid common stock again began trading on the Over-The-Counter Bulletin Board.

The following table sets forth the high and low sales prices for the common stock for the periods indicated. These quotations reflect prices between dealers, do not include retail mark-ups, markdowns, and commissions and may not necessarily represent actual transactions.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 8
________________________________________________________________________________

      PERIOD                        HIGH              LOW
      ------                        -----            -----
Quarter ended 03/31/01              $2.31            $0.40
Quarter ended 06/30/01              $1.25            $0.45
Quarter ended 09/30/01              $0.77            $0.25
Quarter ended 12/31/01              $0.51            $0.11

Quarter ended 03/31/02              $0.33            $0.11
Quarter ended 06/30/02              $0.33            $0.14
Quarter ended 09/30/02              $0.25            $0.04
Quarter ended 12/31/02              $0.14            $0.06

Quarter ended 3/31/03               $0.14            $0.10

FAD's  transfer  agent  is  Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill
Road,  Tamarac,  Florida  33321.

The Company has never paid cash dividends on its common stock. The Company intends to retain future earnings, if any, to finance the expansion of its business and does not anticipate that any cash dividends will be paid in the foreseeable future. The future dividend policy will depend on earnings, capital requirements, expansion plans, financial condition and other relevant factors. Declaration and payment of future dividends, if any, will be at the sole discretion of the board of directors.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                    PAGE 9
________________________________________________________________________________

                                 FIRST AID DIRECT, INC.
                                 CONDENSED BALANCE SHEET
                                 MARCH 31, 2003
                                 (UNAUDITED)

                      ASSETS

Current assets:
   Cash                                                $    3,139
   Accounts receivable, stockholder                        65,888
   Accounts receivable, net                               228,516
   Note receivable, employee                                7,000
   Inventories                                            768,062
   Prepaid expense                                         83,242
                                                       -----------
       Total current assets                             1,155,847
                                                       -----------

Property and equipment, net                               156,571
Intangible asset, net                                     109,475
                                                       -----------
                                                       $1,421,893
                                                       ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses               $  310,218
   Line of Credit                                         200,000
                                                       -----------
     Total current liabilities                            510,218
                                                       -----------

Stockholders' equity:
   Common stock                                             3,985
   Additional paid-in capital                           1,604,127
   Deficit                                               (696,437)
                                                       -----------
                                                          911,675
                                                       -----------
                                                       $1,421,893
                                                       ===========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 10
________________________________________________________________________________

                                   FIRST AID DIRECT, INC.
                                   CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                  THREE MONTHS ENDED MARCH 31,
                                                  ----------------------------
                                                       2003         2002
                                                    -----------  ----------
Net sales                                           $  794,177   $  886,933

Cost of sales                                          551,931      601,574

Gross profit                                           242,246      285,359

General and administrative expenses                    298,958      204,661
                                                    -----------  ----------

Income (Loss) before income taxes                      (56,712)      80,698

Provision for income taxes                                   -            -
                                                    -----------  ----------

Net Income (Loss)                                   $  (56,712)  $   80,698
                                                    ===========  ==========

Net income per share information:
   Basic:
      Net income (loss) per share                   $     (.01)  $      .02
                                                    ===========  ==========

      Weighted average number
   of common shares                                  3,985,000    3,985,000
                                                    ===========  ==========

   Diluted:
      Net income per share                          $     (.01)  $      .02
                                                    ===========  ==========

      Weighted average number
          of common shares                           3,985,000    3,985,000
                                                    ===========  ==========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 11
________________________________________________________________________________

                                  FIRST AID DIRECT, INC.
                                  CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                      THREE MONTHS ENDED MARCH 31,
                                      ----------------------------
                                           2003        2002
                                        ----------  ----------
Cash flows from operating activities:
  Net income (loss)                     $ (56,712)  $  80,698
  Depreciation and amortization             8,346       8,555
  Changes in assets and liabilities      (118,035)   (156,794)
                                        ----------  ----------

Net cash provided by (used in)
  operating activities                   (166,401)    (67,541)
                                        ----------  ----------
Cash flows from investing activities:
      Purchase of equipment               (36,531)     (4,376)
                                        ----------  ----------
Net cash used in investing activities     (36,531)     (4,376)
                                        ----------  ----------

Cash flows from financing activities:
     Borrowing on line of credit          200,000           -
                                        ----------  ----------

Net cash (used in) provided
  by financing activities                 200,000           -
                                        ----------  ----------

Net increase (decrease) in cash            (2,932)    (71,917)

Cash, beginning of period                   6,071     123,297
                                        ----------  ----------

Cash, end of period                     $   3,139   $  51,380
                                        ==========  ==========

Supplemental Disclosure of Cash Paid:
  Interest                              $     920   $       -
                                        ==========  ==========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 12
________________________________________________________________________________

6.12  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
--------------------------------------------------------------------------------
OPERATIONS
----------

6.12.1  RESULT  OF  OPERATIONS
------------------------------

THREE MONTHS ENDED MARCH 31, 2003 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 2002.

SALES. Total revenues decreased 10% in the first quarter of 2003 as against the same period in 2002. Revenue decreased $92,756 from $886,933 to $794,177 in the three months ended March 31, 2003 as compared to March 31, 2002. The decrease in sales is attributable to the general state of the economy. However, the Company has released a new line under the name "Total First Aid" and expects results in the second quarter 2003. In addition, the Company has added additional products to its' First Aid Direct line which will produce additional revenues.

COSTS AND EXPENSES. The cost of sales for the quarter decreased $49,643 from $601,574 in the first quarter of fiscal 2002 to $ 551,931 in the first quarter of fiscal 2003. When combined with the decrease in net sales, the result was a 15% decrease in the gross profit of $43,113, from $285,359 in the first quarter of fiscal 2002 to $ 242,246 in the first quarter of fiscal 2003. As a percentage, the gross margin decreased from 32% in fiscal 2002 to 31% in fiscal 2003. The decrease primarily resulted from reduced sales, although the Company spent an additional $9,000 on putting in the new Total First Aid line and if we adjust the numbers to reflect this expenditure, then the Gross Margin rate was essentially the same from year to year.

General and administrative expenses increased $94,297 from $204,661 in the first quarter of fiscal 2002 to $ 298,598 in the first quarter of fiscal 2003. Also, general and administrative expenses increased as a percent of revenue from 23% in 2002 to 38% in 2003. A substantial portion of increase in General and administrative expenses are attributable to increased rental costs of $36,000 (new facility)and $39,000 additional costs incurred in setting up the new Total First Aid line for a total of $75,000 of the $94,297 increase.

INCOME BEFORE INCOME TAXES. The Company had a loss of $56,712 before income taxes as compared to a $80,698 profit during the first quarter of fiscal 2002. The decrease was primarily a result of the decreased sales coupled with additional operating expenses.

OTHER. No income tax expense or benefit is recorded in the three-month periods ended March 31, 2003 and 2002.

6.12.2  LIQUIDITY  AND  CAPITAL  RESOURCES
------------------------------------------

The primary source of the Company's liquidity is from a line of credit obtained from a bank. The Company established, in May 2001 a $250,000 line of credit with a bank that matures in February 2004. The line requires monthly interest payments and bears interest at the prime rate of interest (4.25% at March 31, 2003). As of March 31, 2003, there was $200,000 outstanding on the line of credit. The line is collateralized by the Company's accounts receivable and inventory. We cannot assure you that this credit facility will be renewed at maturity.

Declining sales and increased expenses have had a negative impact on the Company's cash position. This is evidenced by the decrease in working capital from 4.58 to 1 (December 31, 2002) to 2.7 to 1 (March 31, 2003). The Company has already addressed expenses by reducing Company payroll, and has reduced rental obligations on old leases by 50%. The Company has developed added product lines that will enable it to open

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 13
________________________________________________________________________________

new market segments and attain additional avenues of distribution. It is, however, apparent that a continued decline in sales will significantly impact the Company's ability to operate and grow as planned.

                                 FIRST AID DIRECT, INC.
                                 BALANCE SHEETS
                                 DECEMBER 31, 2002 AND 2001


                                                           2002         2001
                                                        -----------  -----------
Current assets:
   Cash                                                 $    6,072   $  123,297
   Accounts receivable - stockholder                        54,226       36,093
   Accounts receivable, net of allowance for doubtful
     accounts of $12,000 and $20,000, respectively         230,504      206,790
   Note receivable - employee                                8,000       12,000
   Inventories                                             543,279      507,371
   Prepaid expense                                          92,438       40,662
                                                        -----------  -----------

     Total current assets                                  934,519      926,213
                                                        -----------  -----------

Property and equipment, net                                128,387       54,329
Customer lists, net                                        109,475      109,475
                                                        -----------  -----------

                                                        $1,172,381   $1,090,017
                                                        ===========  ===========


       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                     $  142,575   $  224,533
   Accrued expenses                                         61,419       31,106
                                                        -----------  -----------

     Total current liabilities                             203,994      255,639
                                                        -----------  -----------

Commitments and contingencies

Stockholders' equity:
   Common stock, $.001 par value; 50,000,000 shares
     authorized; 3,985,000 issued and outstanding            3,985        3,985
   Additional paid-in capital                            1,604,127    1,604,127
   Retained  (deficit)                                    (639,725)    (773,734)
                                                        -----------  -----------

     Total stockholders' equity                            968,387      834,378
                                                        -----------  -----------

                                                        $1,172,381   $1,090,017
                                                        ===========  ===========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 14
________________________________________________________________________________

                             FIRST AID DIRECT, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2002 AND 2001



                                            2002        2001
                                         ----------  ----------
Net sales                                $3,343,198  $3,227,544

Cost of sales                             2,278,897   2,272,606
                                         ----------  ----------

    Gross profit                          1,064,301     954,938

General and administrative expenses         930,292     864,563
                                         ----------  ----------

Income before income taxes                  134,009      90,375

Provision for income taxes                        -           -
                                         ----------  ----------

Net income                               $  134,009  $   90,375
                                         ==========  ==========

Net income per common share:
    Basic:
      Net income per common share        $      .03  $      .02
                                         ==========  ==========
      Weighted average number of shares   3,985,000   3,967,247
                                         ==========  ==========

    Diluted:
      Net income per common share        $      .03  $      .02
                                         ==========  ==========
      Weighted average number of shares   3,985,000   3,985,000
                                         ==========  ==========



                                          FIRST AID DIRECT, INC.
                                    STATEMENT OF STOCKHOLDERS' EQUITY
                                  YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                  Additional                   Total
                                          Number of     Common      Paid-in     Retained   Stockholders'
                                           Shares       Stock       Capital    (Deficit)       Equity

Balance, January 1, 2001                   3,905,000  $    3,905  $1,596,207   $(864,109)  $      736,003
Exercise of stock option                      80,000          80       7,920                        8,000
Net income                                                                        90,375           90,375
                                         -----------  ----------  -----------  ----------  --------------
Balance, December 31, 2001                 3,985,000       3,985   1,604,127    (773,734)         834,378
  Net income                                                                     134,009          134,009
                                         -----------  ----------  -----------  ----------  --------------

Balance, December 31, 2002                 3,985,000  $    3,985  $1,604,127  $ (639,725)  $      968,387
                                         ===========  ==========  ===========  ==========  ==============

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 15
________________________________________________________________________________

                                 FIRST AID DIRECT, INC.
                                STATEMENTS OF CASH FLOWS
                         YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                     2002        2001
                                                                  ----------  ----------
Cash flows from operating activities:
   Net income                                                     $ 134,009   $  90,375
                                                                  ----------  ----------

   Adjustments to reconcile net income to net cash provided
     by (used for) operating activities:
      Depreciation and amortization                                  27,429      33,819
      Provision for doubtful accounts                                (8,000)      1,702
      Inventory valuation allowance                                 (11,000)     20,000
      Decrease (increase) in accounts receivable                    (29,847)    146,738
      Increase in inventories                                       (24,908)    (36,626)
      Decrease (increase) in prepaid expenses                       (51,776)     33,862
      (Decrease) increase in accounts payable & accrued expenses    (51,645)    (34,810)
                                                                  ----------  ----------

        Total adjustments                                          (149,747)    164,685
                                                                  ----------  ----------

          Net cash provided by (used for) operating activities      (15,738)    255,060
                                                                  ----------  ----------

Cash flows from investing activities:
   Purchase of equipment                                           (101,487)     (1,999)
                                                                  ----------  ----------

          Net cash used for investing activities                   (101,487)     (1,999)
                                                                  ----------  ----------

Cash flows from financing activities:
   Borrowings on line of credit                                      50,000           -
   Repayment of line of credit                                      (50,000)   (138,000)
   Proceeds from exercise of stock option                                 -       8,000
     Payment of stock subscription receivable                             -           -
                                                                  ----------  ----------

          Net cash used for financing activities                          -    (130,000)
                                                                  ----------  ----------

Net increase (decrease) in cash                                    (117,225)    123,061

Cash at beginning of period                                         123,297         236
                                                                  ----------  ----------

Cash at end of period                                             $   6,027   $ 123,297
                                                                  ==========  ==========

Supplement disclosures of cash flow information:
   Cash paid for interest                                         $     331   $   7,008
                                                                  ==========  ==========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 16
________________________________________________________________________________

6.13  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF  FINANCIAL  CONDITION  AND
----------------------------------------------------------------------------
RESULTS  OF  OPERATIONS
-----------------------

First Aid's operations consist of the wholesale distribution of first aid and safety products to retail van distributors and the direct sale of those products to end users through a direct ship operation.

6.13.1  RESULTS  OF  OPERATIONS
-------------------------------

YEAR  ENDED  DECEMBER  31,  2002  COMPARED  TO  YEAR  ENDED  DECEMBER  31,  2001

SALES. Company net sales increased $115,000 (4%) from $3,228,000 in fiscal 2001 to $3,343,000 in 2002. Twenty-five percent (25%) of the total $115,000 increase was from sales under the supplier agreement with Van Dyne Crotty, Inc., to be the primary supplier for its retail first aid distribution business. The balance of the sales increase, amounting to 75%, was primarily due to the addition of new distributors.

COSTS OF SALES. Cost of sales increased $6,000 (.3%) from $2,273,000 in 2001 to $2,279,000 in 2002. The increase in cost of sales was due to increased sales.

GROSS PROFIT. Gross profit increased $109,000 from $955,000 during 2001 to $1,064,000 for 2001. As a percentage, the Company's gross margin increased from 30% in 2001 to 32% in 2002. The gross margin improvement resulted from the Company's ability to negotiate better pricing agreements from its vendors.

GENERAL AND ADMINISTRATIVE EXPENSE. Expenses increased $65,000 from $865,000 in 2001 to $930,000 during 2002. General and administrative expenses increased as a percent of sales from 27% in 2001 to 28% in 2002. The increase resulted from office relocation costs, additional rent expense and staff restructuring.

INCOME FROM CONTINUING OPERATIONS. Income from continuing operations improved $44,000 during 2002 to an income from operations of $134,000 compared to $90,000 in 2001. The improvement primarily resulted from efficiencies generated from increased sales, and savings generated in decreased purchasing costs.

6.13.2  LIQUIDITY  AND  CAPITAL  RESOURCES
------------------------------------------

The primary ongoing sources of the Company's cash are net cash flows from operating activities. The Company established a $250,000 line of credit with a bank that matures in February 2004 to fund cash requirements as needed. The line requires monthly interest payments and bears interest at the prime rate of interest (4.25% at December 31, 2002). As of December 31, 2002, there was no outstanding balance on the line of credit. The line is collateralized by the Company's accounts receivable and inventory.

The Company believes its current cash position as well as its unused borrowing capacity on the line of credit, coupled with its cash flow forecast for the year and periods beyond, will be sufficient to meet its cash needs on both a short-term and long-term basis. The balance sheet has a strong working capital ratio (4.58 to 1) and management is not aware of any known trends or demands, commitments, events, or uncertainties, as they relate to liquidity which could negatively affect the Company's ability to operate and grow as planned.

Net cash provided by operations was offset by increases in accounts receivable, merchandise inventories, prepaid expenses and decreases in accounts payable.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 17
________________________________________________________________________________

Net cash flows used for investing activities resulted from the purchase of capital assets. The Company has no significant plans for additional capital expenditures at this time.

6.14  DIRECTORS  AND  EXECUTIVE  OFFICERS
-----------------------------------------

Set forth below are the names, ages and business experience of the executive officers and directors of the Company. All the information is as of March 1, 2003. Directors are elected at the Company's annual meeting of stockholders and serve for one year or until their successors are elected and qualify. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

        NAME                  AGE  POSITION
        --------------------  ---  --------
        Scott Siegel           49  Chief Executive Officer and Director
        Kevin M. Crotty        47  Director and Chairman of the Board
        Stephen D. Smiley      49  Director
        Bruce A Widnes         54  Director
        James M Striplin III   47  Director

SCOTT SIEGEL - Mr. Siegel assumed the office of interim acting Chief Executive Officer, of the Company on August 22, 2000, following the resignation of Robert Sussman. Mr. Siegel has since been installed as the Chief Executive Officer, Secretary and Treasurer effective January 1, 2001. From August 1997 to December 1999, Mr. Siegel served as Chairman and Secretary of the Company. From December 1999 to the August 2000, Mr. Siegel served as a Group Manager at First Aid Select, a business division of Van Dyne-Crotty, Inc. From 1991 to 1997, Mr. Siegel was President of Affirmed Medical of Florida, Inc., a first aid van service distributorship with revenues of approximately $600,000 during its last full year of operations in 1996 and generally employed between 6 to 7 full time employees.

KEVIN M. CROTTY - Mr. Crotty has served as a director of First Aid since January 2000. Mr. Crotty currently serves as Executive Vice President of Van Dyne-Crotty, Inc. a company engaged in uniform distribution and textile services and headquartered in Dayton, Ohio. Van Dyne-Crotty, Inc. is a privately owned company that currently has annual revenues of approximately $100 million and approximately 1,200 employees. Mr. Crotty has been employed by Van Dyne-Crotty for 27 years and has served in a range of capacities involving service, distribution, production and sales. Mr. Crotty is Chairman of the Board of Directors of Van Dyne-Crotty.

STEPHEN D. SMILEY - Mr. Smiley has served as a director of First Aid since January 2000. Since 1996, Mr. Smiley has served as Vice President of Administration for Van Dyne-Crotty, Inc. Mr. Smiley has been employed with Van Dyne-Crotty for the past 23 years, acting in various capacities including District and General Management, Manager and Regional Manager for several of the company's textile rental district operations.

BRUCE A. WIDNES - Mr. Widnes is President/CEO of The Recruiting Group, Inc., located in Atlanta Ga., a nationally recognized search firm specializing in recruiting and placing Sales and Sales Management professionals throughout the United States. Previously, Mr. Widnes was President of Quick-Aid, Inc, a leading southeastern based first aid, medical and safety supply distributor. During his 15-year tenure, Mr. Widnes developed and guided the growth of the company to become one of the most recognized names in the industry. In the late 90's, Mr. Widnes sold the company. Additionally, Mr. Widnes has held various corporate Human Resources positions with a large teaching hospital and a Fortune 100 Corporation.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 18
________________________________________________________________________________

JAMES M. STRIPLIN III - Mr. Striplin is currently the owner of QuestCare Therapy Center, a comprehensive outpatient rehabilitation facility located in Dayton Ohio. Jim has more than twenty-five years of experience in the publishing industry and other entrepreneurial ventures. From 1984 through 2001 he was President of 4 publishing companies where he grew combined sales from approximately $3 million to $26 million. He was also instrumental in the sales of these companies to larger publishing houses. From 1980 to 1984 he held various management positions in mid-western newspapers.

6.15  SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT
---------------------------------------------------------------------------

As of December 31, 2002, there were 3,985,000 shares of common stock issued and outstanding. The following table sets forth, as of December 31, 2002, information with respect to the beneficial ownership of the Company's common stock by (i) persons known by First Aid to beneficially own more than 5% of the outstanding shares of common stock, (ii) each director and officer of First Aid and (iii) all directors and officers and Van Dyne-Crotty as a group.

                        COMMON STOCK BENEFICIALLY OWNED
                        -------------------------------


Name and Address                                           Percentage of
of Beneficial Owner                 Shares                     Class
-------------------                 ------                     -----

      Scott Siegel                        300,000             7.53%
      10211 Northeast 53rd Street
      Sunrise, Florida 33351

      Kevin M. Crotty                       1,000             0.02%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Daniel W. Crotty, as trustee      2,000,000            50.19%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Stephen D. Smiley                     7,200             0.18%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Van Dyne-Crotty, Inc.             1,631,000            40.90%
      3233 Newmark Drive
      Miamisburg, OH 45342

      All officers, directors and
      Van Dyne-Crotty as a group        1,939,200            48.48%

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 19
________________________________________________________________________________

6.16  INTERESTS  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
-----------------------------------------------------------------------

Van Dyne-Crotty and First Aid operate under a Supply Agreement wherein Van Dyne-Crotty agreed to purchase its total requirements for first aid products for a period of five years. However, the supply agreement will terminate in the event First Aid's shares are sold to a competitor of Van Dyne-Crotty in the same business. The agreement further provides that the prices for the products to be sold will be no higher than the lowest of the prevailing market prices for the best grade of comparable products in the marketplace compared to our lowest available distributor pricing. First Aid may revise the price on written notice for supplied items under the same condition that they represent the lowest of the prevailing market for the best grade of these products. Effective in February 2002, First Aid granted and continues to grant Van Dyne-Crotty an additional 5% price reduction due to a review of current competitive market prices and Van Dyne-Crotty's purchase volume. During the fiscal year 2002 Van Dyne-Crotty purchased $1,071,000 of our products, which represented approximately 32% of our total revenues for the 2002 fiscal year as compared to purchases of $1,042,000 of our products, representing 32% of total revenues in 2001. On March 16, 2000, First Aid entered into an asset purchase agreement to buy certain assets from Van Dyne-Crotty, Inc. The Company purchased accounts receivable, inventory and customer lists for the Roehampton Supply, Inc. line of first aid products. As of December 31, 2000, the full purchase price of $200,000 has been paid. On March 20, 2000, First Aid entered into a non-competition agreement and a consulting agreement with the original owner of Roehampton Supply, Inc. above. The former owner's covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in thirty-six equal installments. The consulting agreement is for a three-year term and provides for payment of $75,000 to the consultant in thirty-six equal installments.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 20
________________________________________________________________________________

7.0  VALUATION  APPROACH
------------------------

Having considered the generally accepted valuation methods and the particular attributes of the Company, we are of the opinion that in order to determine the value range of the Common Shares of the Company it is necessary to analyze various methods of valuing Common Shares as discussed extensively in valuation literature.

This section outlines the concept of fair market value and identifies the criteria which we have applied in developing the Valuation Opinion.

7.1  FAIR  MARKET  VALUE
------------------------

The term "fair market value," is based on the definition prescribed under Internal Revenue Service ("IRS") Revenue Ruling 59-60, as follows:

     The price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of all relevant facts.

7.2  VALUATION  PRINCIPLES
--------------------------

The fair market value of a going concern business is generally a function of the income and capital recovery returns that are expected in light of the risks associated with the realization of these future returns and the prospects for growth in the expected returns. In most going-concern situations the worth of a business is expressed as a capital sum through the application of a capitalization factor or multiple to an estimate of current or expected future earnings or cash flows, or through application of a discount rate to expected future cash flows.

Asset values will constitute the prime determinant of corporate worth where operations have historically been unprofitable or earnings marginal in relation to invested capital and the company may not be a going concern. In the case of a company which does not possess sufficient earnings potential to warrant treatment as a going-concern, assets are stated at their liquidation values.

Due to FAD's history of profits and positive future outlook as presented to us by FAD management at the Valuation Date, we believe that Market, Asset and Income approaches to values for the Company are appropriate approaches to value determination.

There is no single correct method or approach to valuation, and a comprehensive valuation report will usually consider at least one method from each of the three broad valuation approaches - the market approach, the asset approach and the income approach. In some instances, one or more approaches to value may be either inappropriate or not applicable because of the purpose of the appraisal, the type of business or interest being appraised, or the lack of adequate information available to the appraiser.

The various methods often arrive at value estimates based on different levels of control and marketability. Therefore, the value estimates derived from the different methods must be adjusted to a consistent level (i.e., marketable majority, non-marketable majority, marketable minority, or non-marketable minority). Finally, these results are then reconciled to determine a final opinion of value for the entity being appraised.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 21
________________________________________________________________________________

During the course of this appraisal, we considered various valuation methodologies, and have relied on the chosen methods as being that most likely to be considered by the hypothetical willing buyer and willing seller and hence, "mirror the market." The chosen valuation method was also considered for its applicability in this particular appraisal. All relevant valuation approaches and methods were considered in performing the valuation of the subject equity interest. The basic approaches to valuing business interests and their consideration in this appraisal are discussed below.

APPROACHES  CONSIDERED
----------------------

It is widely recognized that there is no one correct method of valuation, and that any valuation depends upon an analysis of the relevant facts, common sense, and the informed judgment of the appraiser. A full and complete appraisal requires the analyst to implement all relevant valuation methods that are appropriate to the particular valuation assignment. For this valuation, the appraiser has considered at least one method under each approach.

MARKET  APPROACH
----------------

The market approach suggests that the value of the entity can be determined by examining the "market" that has been established by historical experience. This approach is a general way of determining a value indication for a business interest by using one or more methods that compare the subject to similar businesses, or partial interests in similar businesses, that have been sold. Examples of market approach methods include the guideline company method and the analysis of prior transactions in the ownership of the subject business. The business used for comparison must serve as a reasonable basis for such comparison. In searching for guideline companies, factors to be considered in judging whether a reasonable basis for comparison exists include:

     - A sufficient similarity of qualitative and quantitative investment characteristics.
     - The amount and verifiability of data known about the similar investment.
     - Whether or not the price of the similar investment was obtained in an arm's length transaction or was instead purchased in a forced or distressed sale.

Should comparable market transaction data be located that is deemed to be reasonably similar, comparisons are normally made through the use of valuation ratios. The computation and use of these ratios should provide meaningful insight and guidance about the subject, considering all relevant factors. Therefore, care should be exercised with respect to issues such as:

     - The selection of the underlying data used to compute the valuation ratios.
     - The selection of the time periods and/or the averaging methods used for the underlying data.
     -    The  computation  of  the  valuation  ratios.
     -    The  timing  of  the  price  data  used  in  the  valuation  ratios.
     - How the valuation ratios were selected and applied to the subject entity's underlying data.

Finally, comparisons should be made by using comparable definitions of the components of the valuation ratios, such as earnings and cash flow.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 22
________________________________________________________________________________

ASSET  APPROACH
---------------

The asset approach, sometimes referred to as the cost approach, is conceptually the least complex of all approaches to consider and use as an appraisal guideline. The asset-based approach is a general way of determining a value indication of a business interest using one or more methods based directly on the value of the assets owned by the business less the business's liabilities. In theory, a buyer would not pay more than it would cost to create an entity of equivalent economic utility. Therefore, the concept is to adjust all assets and liabilities, whether or not recorded on the entity's balance sheet, to market value. Generally, the entity is presumed to be a going concern and the adjustments will reflect that premise. The asset approach typically does not take into consideration the "intangible" value of the enterprise, unless these assets are specifically identified and valued. The asset-based approach should be considered in valuations conducted at the total entity level or involving a business appraised on a basis other than a going concern. Valuations of particular ownership interests in an entity may or may not require the use of the asset-based approach.

INCOME  APPROACH
----------------

The income approach develops a value that arises from the presumed ability of the entity to produce a profit or return on investment ("ROI") for its owner. This approach is a general way of determining a value indication of a business by using one or more methods through which anticipated benefits are converted into value as of the valuation date. Anticipated benefits are expressed in monetary terms and may be reasonably represented by such items as dividends or various forms of earnings cash flow.

Both capitalization of benefits method and discounted future benefits methods are acceptable. In capitalization of benefits methods, a representative benefit level is divided or multiplied by an appropriate capitalization factor to convert the benefit of value. In discounted future benefits methods, benefits are estimated for each of several future periods. These benefits are converted to value by applying an appropriate discount rate and using present value procedures.

Anticipated benefits are converted to value by using procedures that consider the expected growth and timing of benefits, the risk profile of the benefits stream, and the time value of money7.

The conversion of anticipated benefits to value normally requires the determination of a capitalization factor or discount rate. In that determination, the appraiser should consider such factors as the level of interest rates, the rates of return expected by investors on alternative investments, and the specific risk characteristics of the anticipated benefits. Therefore, the two basic components of the income approach are the measure of income and the required rate of return.

In capitalization of benefits methods, expected growth is incorporated in the capitalization factor. In discounted future benefits methods, expected growth is considered in estimated in the future stream of benefits.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 23
________________________________________________________________________________

                                MARKET APPROACH
                                ---------------

7.3  MARKET  APPROACH
---------------------

7.3.1  PUBLICLY  TRADED  GUIDELINE  COMPANIES
---------------------------------------------

One method within the market approach is to search for transaction data for similar and relevant "guideline" Companys. The appraiser must locate publicly traded companies that are similar in nature and operations to the company being valued. When guideline companies can be identified and are deemed to be applicable, the appraiser may form comparisons between the performance of the group of guideline companies and the subject business. These comparisons are known as indicators of value or price multiples and may include Tangible Book Value Multiple, Price/Earnings, TIC/Cash Flow, and TIC/Sales.

We conducted a search of public companies operating in the same industry as FAD.

7.3.2  SELECTION  OF  GUIDELINE  COMPARABLE  COMPANIES
------------------------------------------------------

In order to select the appropriate multiples to be applied in this Valuation Report, we analyzed four principal approaches:

     1.   Reviewed  companies  in  the  Healthcare  Sector;

     2. Reviewed companies in the Medical Equipment and Supplies Industry (listed in Appendix III);

     3. Compared the results of numbers 1 and 2 above to the Company's historical results and to the S&P 500;

     4.   Reviewed  transactional  data for companies' SIC codes similar to FAD;
          and,

     5. Selected a short list of "guideline" companies being the closest in comparability to FAD.

The results of the findings for numbers 1, 2, and 3 above are set out in the Ratio Comparison table later in this report.

The first step in applying the market approach to valuing a Company is to identify publicly traded companies that are comparable. Analysts who regularly value companies indifferent industries have well-defined methods for determining which companies are comparable to the subject company. The procedure used to develop the group of public companies includes the following steps, which may or may not be obvious depending on the situation:

     - The industry or industries in which the Company operates are identified;

     - Various databases are searched for a group of companies in a line of business similar to that of the Company;

     - Detailed descriptions and business segment data for the potential guideline companies are reviewed to eliminate those with products or services that differ from the subject Company;

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 24
________________________________________________________________________________

     - Companies whose stock is thinly traded are typically eliminated, as such companies' transactions data is less meaningful; and,

     - The remaining companies are further analyzed in terms of operating, financial, geographical, industry, and/or market characteristics to insure that they are reasonable for inclusion in the guideline company group.

The last step in this process is the most subjective. A thorough understanding of the financial standing and the operating performance of the subject Company is essential to establishing the parameters by which to screen guideline data. Screens should include revenue mix, market, products, size of company, revenue, margins, capital structure, and growth - both historical and estimated. While an optimal guideline group will contain numerous companies, the number of companies included will depend on the similarity to the Company, trading activity, and the financial information available.

A perfect guideline company is identical to the Company with regard to business type, capital structure, size, and primary market. It has similar management dynamics, has a stock that is widely traded, encounters the same risks and opportunities, and, importantly, has the same prospects for growth in the near term, immediate term, and long term. Because it is in essence a mirror image of the subject Company, a perfect market comparable provides a whole range of meaningful valuation multiples which can be applied to reported and/or prospective operating results and provide a meaningful and defensible valuation. Of course, perfect guideline companies rarely exist, and finding an entire group of, say, five to eight perfect guideline companies is almost unheard of. As a result, it is often necessary to make some adjustment to the multiples derived from the group.

Once the group of guideline companies is identified, critical valuation data about each company should be assembled into a table. This table includes critical balance sheet and income statement data, trading information about the guideline companies, and, of course, an array of valuation multiples implied by public market pricing.

We have selected a number of companies we see comparable to FAD. Although none of the selected companies are "exact", they represent companies in similar businesses.

To apply the market approach, we performed a computerized database search for guideline companies that could be considered "comparable" to FAD. This search revealed the following companies:

                       ----------------------------------
                       HSIC  =   Henry Schein, Inc.
                       APOAE =   Apo Health, Inc.
                       NYER  =   Nyer Medical Group, Inc.
                       ----------------------------------

Set  out  on  the  following page is a summary of the selected company analysis.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 25
________________________________________________________________________________

-------------------------------------------------------------------------------------
                                         Valuation
-------------------------------------------------------------------------------------
                                P/E    TIC*   Price to   Price to     TIC*     Market
                               (TTM)    to      Book     Tangible   to Cash     Cap.
                                       Sales    (MRQ)     Book       Flow    (millions)
                                       (TTM)              (MRQ)      (TTM)
-----------------------------  ------  -----  ---------  --------  ----------  ------
-----------------------------  ------  -----  ---------  --------  ----------  ------
HSIC                            19.20   0.90       2.60      4.02       16.76   2,322
-----------------------------  ------  -----  ---------  --------  ----------  ------
APOAE                              NM   0.05       0.75      0.75          NM       1
-----------------------------  ------  -----  ---------  --------  ----------  ------
NYER                            26.92   0.10       0.75      0.80        9.49       5
-----------------------------  ------  -----  ---------  --------  ----------  ------

-----------------------------  ------  -----  ---------  --------  ----------  ------
FAD                                NM   0.30       0.87      0.99        6.27       1
-----------------------------  ------  -----  ---------  --------  ----------  ------

-----------------------------  ------  -----  ---------  --------  ----------  ------
TOTAL                           46.12   1.05       4.10      5.57       26.25   2,328
-----------------------------  ------  -----  ---------  --------  ----------  ------

-----------------------------  ------  -----  ---------  --------  ----------  ------
AVG                             15.37   0.35       1.37      1.86        8.75     776
-----------------------------  ------  -----  ---------  --------  ----------  ------

-----------------------------  ------  -----  ---------  --------  ----------  ------
MEDIAN                          15.37   0.10       0.75      0.80        8.75       5
-------------------------------------------------------------------------------------

*TIC = Total invested capital


7.3.3  COMPARABLE  ANALYSIS  SUMMARY
------------------------------------

VALUATION  INDICATORS  :
------------------------

Appendix III includes data on the general stock market as well as companies in similar businesses to the Company. In most cases these companies are significantly larger than the Company, but do provide a basis for determining value, however, we also performed a search of transaction data of companies in a size range similar to FAD as included in Appendix III, the general results of which are set out below.

                                RATIO COMPARISON


                                                                          Guideline (1)
Valuation Ratios                 Company     Industry*  Sector**  S&P 500  Companies
----------------------------  -------------  ---------  --------  -------  ---------

P/E Ratio (TTM)                         N/M      34.60     25.74    23.80      15.37
TIC to Sales (TTM)                     0.30       5.26      6.12     3.27       0.35
Price to Book (MRQ)                    0.87       6.80      6.67     4.47       1.37
Price to Tangible Book (MRQ)           0.99      14.96     11.79     7.49       1.63
TIC to Cash Flow (TTM)                 6.27      27.81     23.48    17.49       8.75
% Owned Institutions                    N/A      28.24     47.81    63.07        N/A


*  Industry  is  Medical  Equipment  and  Supplies(1)
**  Sector  is  Healthcare(1)
(1)  Data  taken  from  "MultexInvestor",  produced  by  Multex.com,  Inc.

NET  BOOK  VALUE  MULTIPLE  ANALYSIS
------------------------------------

As of May 31, 2003, the date with the most current available financial information, FAD's combined book value was approximately $781,120.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 26
________________________________________________________________________________

We applied a book value multiple of 1.50 compared to the Industry, Sector, S&P 500, and Guideline Company Data, which were in the range of 0.75 to 6.80 as set out in the table above. The multiple selection is slightly higher than the average guideline company multiple of 1.37.

Applying  the  multiple  to  the  net  book value equals $.78 million as set out
                                                         ------------
below.

     Net Book Value     $  781,120
                        ==========
     Multiples                1.50
                        ==========
     Total Value Range  $1,171,680
                        ==========


NET  TANGIBLE  BOOK  VALUE  MULTIPLE  ANALYSIS
----------------------------------------------

As of May 31, 2003, the date with the most current available financial information, FAD's combined net tangible book value was approximately $671,645.

We applied a tangible book value multiple of 1.50 compared to the Industry, Sector, S&P 500, and Guideline Company Data, which were in the range of 0.75 to
14.96 as set out in the table above. The multiple selection is slightly lower than the average guideline company multiple of 1.63.

Applying the multiple to the net tangible book value results in values for the Company as set out below:

     Net Tangible Book Value  $  671,645
                              ==========
     Multiples                      1.50
                              ==========
     Total Value Range        $1,007,468
                              ==========

PRICE  TO  EARNINGS  MULTIPLE  ("P/E")  ANALYSIS:
------------------------------------------------

We selected a multiple of 7.50 times compared to the Industry, Sector, S&P 500, and Guideline Company Data, which were in the range of Nil to 34.60 as set out in the table above. The multiple selection is lower than the average guideline company multiple due to FAD's smaller size.

Applying this multiple to 2002 net income results in values for the Company as set out below:

     2002 Net Income*  $  176,490
                       ==========
     Multiple                7.50
                       ==========
     Total Value       $1,323,675
                       ==========

* - After deducting income taxes at an estimated rate of 38.5 % (FAD is not separately taxed) from net income of $286,976.

TIC  TO  CASH  FLOW:
--------------------

We selected a multiple of 6.0 times compared to the Industry, Sector, S&P 500, and Guideline Company Data, which were in the range of Nil to 27.81 as set out in the table above. The multiple selection is lower than the average guideline company multiple of 8.75 due to FAD's smaller size.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 27
________________________________________________________________________________

Applying this multiple to 2002 cash flow results in values for the Company as set out below:

     2002 Cash Flow  $  201,176
                     ==========
     Multiple               6.0
                     ==========
     Total Value     $1,207,056
                     ==========

TIC  TO  SALES  MULTIPLE  ANALYSIS:
----------------------------------

We selected a multiple of 0.35 times compared to the Industry, Sector, S&P 500, and Guideline Company Data, which were in the range of 0.10 to 0.90 as set out in the table above. The multiple selection is equivalent to the average guideline company multiple of 0.35.

Applying this sales multiple to 2002 revenues results in values for the Company as set out on the following page:

                         TIC TO SALES MULTIPLE ANALYSIS
                         ------------------------------


2002  Revenue                    $3,077,935
                                 ==========
Multiple                               0.35
                                 ==========
Total  Value                     $1,077,277
                                 ==========


PRIOR  TRANSACTION  ANALYSIS
----------------------------

The market approach suggests that the value of the entity can be determined by examining the "market" that has been established by historical experience. One method, usually applicable to larger, publicly held corporations, is to refer to the value set by the most recent trading of the stock by private and public investors who have made their own determination as to value. FAD is a publicly traded company and did not have any private common stock transactions during the past twelve months.

MERGERS  AND  ACQUISITIONS  GUIDELINE  COMPANY  METHODOLOGY
-----------------------------------------------------------

This market approach obtains and analyzes information from mergers and acquisitions of entire guideline companies, both public and privately held. The sales and pricing information is then applied to the subject company to determine its value. We performed a search of the Pratt's Stats, Mergerstat, Bizcomps, Public Company and Institute of Business Appraisers ("IBA") transaction databases. The following page details the results of the search:

-----------------------------------------------------------------------------------------
SIC    Pratt's Stats     Mergerstat        Bizcomps          Public            IBA
Code                                                         Company
      ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
      Total  Selected  Total  Selected  Total  Selected  Total  Selected  Total  Selected  Total  Selected
----  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------
3842     10         0     18         0      4         0      0         0     10         0     42         0
----  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------  -----  --------

The transactions listed above were eliminated because their lines of business were materially different, the transactions were outdated, or there was not sufficient data to support the associated ratios.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 28
________________________________________________________________________________

MARKET  CAPITALIZATION
----------------------

The market capitalization for FAD as of June 1, 2003 is approximately $797,000 based on a total of 3,985,000 common shares outstanding at $.20 per share.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 29
________________________________________________________________________________

                                 ASSET APPROACH
                                 --------------

7.4  ASSET  APPROACH
--------------------

7.4.1  NET  BOOK  VALUE  METHODOLOGY
------------------------------------

The net book value ("NBV") of a business is the historical value of that entity's assets less the value of its liabilities.

To calculate the net book value of FAD, we referred to the internally prepared financial statements for May 31, 2003.

FAD's current assets consist primarily of cash, accounts receivable and inventories. FAD's property and equipment is primarily comprised of office and warehouse equipment, furniture and leasehold improvements.

Management has indicated that all liabilities are supported by adequate documentation to reflect evidence of an obligation of the Company.

As  at  May  31,  2003  the  net  book  value  for FAD is approximately $781,120

7.4.2  NET  TANGIBLE  BOOK  VALUE  METHODOLOGY
----------------------------------------------

The net tangible book value ("NBV") of a business is the historical value of that entity's assets less the value of its intangible assets and liabilities.

To calculate the net tangible book value of FAD, we referred to the internally prepared financial statements for May 31, 2003.

FAD's current assets consist primarily of cash, accounts receivable and inventories. FAD's property and equipment is primarily comprised of office and warehouse equipment, furniture and leasehold improvements.

Management has indicated that all liabilities are supported by adequate documentation to reflect evidence of an obligation of the Company.

FAD's intangible assets consist of a customer list. At May 31, 2003 the net tangible book value for FAD is approximately $671,645.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 30
________________________________________________________________________________

                                INCOME APPROACH
                                ---------------

7.5  INCOME  APPROACH
---------------------

CAPITALIZED  RETURNS  (SINGLE  -PERIOD  MODEL)
----------------------------------------------

Under the capitalized benefits method the normalized earnings or net cash flow for a single period are capitalized by applying a formulated capitalization rate, calculated from an appropriate discount rate, to arrive at the value of the business.

In valuation theory a discount rate represents the total expected rate of return, stated as a percentage, that a buyer or investor would demand on the purchase of an asset given the level of inherent risk in the asset. The discount rate is not utilized as a divisor or multiplier; instead, it is used to determine present value factors that discount a future benefit stream to a present value.

The capitalized returns appraisal method determines the value of a company based on the availability of a stabilized stream of benefits to equity holders, or dividend paying capacity and therefore results in a going concern value. The value is obtained by measuring an anticipated income or cash flow level and then determining its worth by using a rate of return which reflects the annual return an equity investor should require for an investment in a business of the risk level of FAD. This required return, or discount rate, is adjusted for the expected long-term growth of the benefit stream.

The capitalized benefits methodology is generally used when income is normal and recurring and the company's future operations are not expected to change significantly from its current normalized operations.

7.5.1  SELECTION  OF  APPROPRIATE  CAPITALIZATION  AND  DISCOUNT  RATES
-----------------------------------------------------------------------

The cost of capital is the total rate of return that a buyer or investor would demand from an ownership interest in a company. This rate is either applied to the company's expected future earnings (discount rate) or is applied to the current or representative earnings of the company (capitalization rate). The capitalization rate is derived from the discount rate by subtracting a company's expected long-term average annual compound growth rate from its discount rate. It is used directly in the value computation as a divisor, and it is applied to a single year benefit stream. This single year benefit stream represents what the company can be expected to generate in the future, based on historical normalized cash flows. Determining a required rate of return on a closely held business is perhaps the single most difficult step in the appraisal process.

The discount rate represents the rate that would be required by an investor considering the inherent risks of a particular company, as well as the rate of return available for investments with similar risks in the marketplace. In other words, the discount rate is the required rate of return an investor would consider necessary to invest in an asset with the amount of risk comparable to that associated with the company being valued.

Consistent with the risk/reward relationship in almost any investment, the greater the investment risk, the greater the required reward. The discount rate uses the risk/reward relationship to convert sums of cash to be received in the future into a present value.

In many cases, appraisers use a build-up approach to arrive at an appropriate discount rate. The build-up approach is based on the principle that each investment has various levels or types of risk characteristic of

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 31
________________________________________________________________________________

other investments in the financial markets. These components are added together to arrive at a "built-up" discount rate, which is then used to compute the cost of the capital.

COMPONENTS  OF  THE  COST  OF  CAPITAL
--------------------------------------

Risk  Free  Rate:  The  risk free rate of return an investor could obtain from a
-----------------
low  risk  guaranteed  investment.  Such a return is assumed to be approximately equal to the yield to maturity of long-term Treasury bonds even though this investment is not completely risk free. The rate of return on long-term U.S. Government bonds is considered a good proxy for the risk-free rate of return. At May 31, 2003, the rate of return on a twenty year U.S. Government Treasury Bond was 4.4%.
           ----

Long-Horizon  Equity  Risk Premium:  The equity risk premium is the extra return
----------------------------------
earned by an average equity investor in excess of the return on long-term Treasury securities and was 7.0% through 2002. The source of this information
-                             ----
is the Ibbotson Associates Stocks, Bonds, Bills, and Inflation Yearbook for 2002 (the 2003 Yearbook). The sum of the risk-free rate and the equity risk premium results in the average market return for publicly traded stocks.

Expected  Micro-Capitalization Equity Size Premium:  Historically, more risk has
--------------------------------------------------
been associated with the typical small company than with a large, publicly traded company; therefore, investors in a typical small business will demand a higher rate of return. The Ibbotson Yearbook indicates that the difference between the total returns on large stocks and small stocks was 3.5% through
                                                                    ----
2002. The average small company in this study was listed on the New York Stock Exchange and has a market capitalization of less than $192 million.

Specific Company Risk Premium:  Other risk factors that must be analyzed include
-----------------------------
the Company's industry, the Company's financial risk, the diversification of the Company's operations, depth and quality of management and other operational characteristics of the Company as denoted below.

RISK  FACTORS
-------------

COMPETITION
-----------

FAD faces competition from manufacturers and distributors that are much larger and better capitalized. Further, there has been a consolidation of some of the major distributors in the first aid supply business. The failure of FAD to successfully compete against these competitors could have a material adverse affect on its business.

We  have  assigned  an  increase  of  5%  for  this  risk  factor.
                                      --

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 32
________________________________________________________________________________

DETERMINATION  OF  COST  OF  CAPITAL
------------------------------------

The calculation of this "build up" rate resulted in an estimated discount rate of approximately 25%, and a rate of 21% after adjusting for long-term growth, to be used in our discounted cash flow analysis.

          --------------------------------------------------------------
          Risk  Free  rate  as  of  May  31,  2003                  4.4%
          Plus  equity  risk  premium                               7.0%
          Plus  small  stock  risk  premium                         3.5%
          Plus  company  specific  risk  premium                   10.0%
                                                                 -------
          Equals  discount  rate  (cost  of  capital)              24.9%
          Rounded  to                                              25.0%
          Adjustment  for  estimated  growth  rate                  4.0%
                                                                 -------
          Capitalization  rate  to  determine  terminal  value     21.0%
                                                                 =======
          --------------------------------------------------------------


THE INCOME THAT IS TO BE CAPITALIZED IS SUPPOSED TO BE NORMAL AND RECURRING, THEREFORE, THE FOLLOWING ANALYSIS WAS PERFORMED:

Period    Pre-tax (1)  Income (2)  Post-tax   Capitalization (3)   Value
Ended       Income        Tax       Income           Rate         (000's)
            (000's)     (000's)     (000's)

12-31-02          287         110        177                 21%      843


(1)  Per  management's  internally  prepared  financial  statements.
(2) Since FAD is not separately taxed, this calculation is being performed assuming a 38.5% normalized income tax rate.
(3)  Capitalization  rate  computed  above.

7.6  DISCOUNTED  CASH  FLOW  ANALYSIS
-------------------------------------

The discounted cash flow approach is favored by those involved in the commitment of capital to fixed assets where reasonably reliable cash flow forecasts can be made. However, future business cash flows are often difficult to project accurately. Discounted cash flows are normally applied where future cash flows can be reasonably and consistently forecasted. Historically, the discounted cash flow approach to value has been used extensively on capital budgeting decisions. The discounted cash flow approach is simply the present value of future cash flows. Although the Company has a reasonably predictable stream of earnings, our value conclusion is based upon management's forecasts. Taking into consideration the factors set out above and the returns realized for various investments, we selected a discount rate of 25% as reflective of investor expectations for an investment into the Company at the Valuation Date. Those rates take into account the capitalization rates as set out above plus various risk factors for the Company. Further, we examined interest rates and investor returns and selected those rates as representative.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 33
________________________________________________________________________________

When computing present value, it is appropriate to calculate a terminal value based on the final year of the forecast to reflect the future cash flows to be realized.


First  Aid  Direct
Discounted  Cash  flow
Analysis


                                 Less:  Depr.                                    Add: Application            Add: Depr.
Fiscal Year        (5)              (2)                           Less: (1)            (4)                       (2)
Ended             EBITDA           & Non-           EBIT            Taxes         Of Loss Carry.     EBI     & Non-Cash
                                    Cash
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------


2003 (E)      $     425,862   $        67,500   $     358,362  $        137,969  $        26,950   $247,343  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2004 (E)      $     478,899   $        67,500   $     411,399  $        158,389  $             -   $253,010  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2005 (E)      $     497,136   $        67,500   $     429,636  $        165,410  $             -   $264,226  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2006 (E)      $     515,789   $        67,500   $     448,289  $        172,591  $             -   $275,698  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2007 (E)      $     534,867   $        67,500   $     467,367  $        179,936  $             -   $287,431  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2008 (E)      $     554,377   $        67,500   $     486,877  $        187,448  $             -   $299,429  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------
2009 (E)      $     574,330   $        67,500   $     506,830  $        195,130  $             -   $311,700  $    67,500
------------  --------------  ----------------  -------------  ----------------  ----------------  --------  -----------


                            Less: (6)               Present (3)
                Less: (6)    Working  Net Post Tax     (8)       Total
Fiscal Year      Capital       Cap     Cash Flow      Value     Present
Ended            Expend.      Needs                   @ 25%      Value

------------  -------------  -------  -------------  ---------  --------


2003 (E)      $           -  $    -   $  314,843     0.8944     $281,596
------------  -------------  -------  -------------  ---------  --------
2004 (E)      $           -  $    -   $  320,510     0.7155      229,325
------------  -------------  -------  -------------  ---------  --------
2005 (E)      $           -  $    -   $  331,726     0.5724      189,880
------------  -------------  -------  -------------  ---------  --------
2006 (E)      $           -  $    -   $  343,198     0.4579      157,150
------------  -------------  -------  -------------  ---------  --------
2007 (E)      $           -  $    -   $  354,934     0.3664      130,047
------------  -------------  -------  -------------  ---------  --------
2008 (E)      $           -  $    -   $  366,929     0.2931      107,547
------------  -------------  -------  -------------  ---------  --------
2009 (E)      $           -  $    -   $  379,200     0.2345       88,922
------------  -------------  -------  -------------  ---------  --------


Terminal Value of future cash flows: (7)
----------------------------------------

              $379,200*1.04/.21 =     $ 2,464,800    0.2345      440,378
                                                              ----------
                                                              $1,624,845
                                                              ==========



(1)  Taxes  at  38.5%
(2)  Includes  depreciation
(3)  Utilizes  mid-year  discount  rate
(4)  Based  on  carryforward  of  pre-2003 losses. Losses are not subject to IRC
     Section  382  limitation
(5) The Forecast EBITDA was determined by taking management's forecasts as included in Appendix IV and adding back applicable interest, taxes and depreciation to net income.
(6) Net Capital Expenditures and working capital were estimated by FAD management.
(7)  For  the  Terminal  Value,  a  4%  long-term  growth  rate  was  selected.
(8) The Discount Rate was selected based upon determination of a Capitalization Rate described earlier in this Report, which equaled 25.0%.

THIS  RESULTS  IN  A  VALUE  OF  $1.62  MILLION.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 34
________________________________________________________________________________

8.0  DETERMINATION  OF  VALUE
-----------------------------

In determining the final Business Enterprise Value ("BEV") of the Company, we analyzed the results of the various approaches to value. To arrive at the final BEV we add to our Value Conclusion any preferred equity and long-term and short-term debt at the Valuation Dates and subtract cash and cash equivalents. The rationale is that, in buying a business, its current owners, the shareholders, and its creditors must be repaid. These costs become obligations of a prospective purchaser. The Company's cash, on the other hand, is a liquid asset than can be used at the prospective purchaser's discretion.

Set out below is a summary of the findings of the various approaches to value which we have examined to determine the value of FAD's business:

                                              VALUE     WEIGHTING      TOTAL
                                           -----------  ------------  --------
I.  MARKET
----------

Publicly Traded Guideline Companies:

  Price/Earnings                           $1,323,675       .1000     $132,368

  TIC/Sales                                $1,077,277       .1000      107,728

  TIC/Cash Flow                            $1,207,056       .1000      120,706

  Net Book Value                           $1,171,680       .1000      117,168

  Net Tangible Book Value                  $1,007,468       .1000      100,747

Prior Transactions                                N/A         N/A            0

Mergers & Acquisitions                           N/A          N/A            0

Market Capitalization                      $  797,000       .1000       79,700


II.  ASSET

Net Book Value                             $  781,120       .1000       78,112

Net Tangible Book Value                    $  671,645       .1000       67,165


III.  INCOME

Capitalized Returns                        $  843,000       .1000       84,300

Discounted Cash Flow                       $1,624,845       .1000      162,485
                                                        ----------  ----------

                                                            100.0%   1,050,479
                                                        ==========

Add:  Short-term and long-term debt                                    215,000

Less:  Debt applicable to Total First Aid                               25,000

Less:  Cash and cash equivalents                                         2,066
                                                                    ----------

Total Value                                                         $1,238,413
                                                                    ==========

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 35
________________________________________________________________________________


Based upon the foregoing, and the various factors and assumptions considered necessary to the development of our valuation conclusion, in our Opinion the fair market value of First Aid Direct's business is $1,238,413.

Very  truly  yours,
STENTON  LEIGH  CAPITAL  CORP.




Milton  H.  Barbarosh,  CPA,  CA,  MBA,  CBV,  ASA
President
MHB/bc

FIRST AID DIRECT, INC.
VALUSTION OF FIRST AID DIRECT BUSINESS                                   PAGE 36
________________________________________________________________________________

                             First Aid Direct, Inc.
                       ASSUMPTIONS AND LIMITING CONDITIONS
                       -----------------------------------

This appraisal incorporated the following assumptions and limiting conditions:

1. This appraisal was made, and this Report has been prepared, for the purposes stated in the letter section, "RESTRICTION AND DISCLAIMER". Neither the Report nor the information that it contains should be used for any other purpose, and they are invalid if so used.

2. This appraisal is based upon information obtained from sources that, with exceptions as noted herein, the appraiser believes to be reliable. However, the appraiser has not had the opportunity to confirm the validity of all information obtained. This includes technical information, competition analysis, market size and penetration which were provided by the Company management.

3. The appraiser assumes no responsibility for matters of a legal nature affecting the Company Common Shares appraised.

4. The distribution of total value of the Common Shares applies only for the purposes of this appraisal, and the separate value estimates for the Common Shares should not be used for any other purpose, and are invalid if so used.

5. Neither this appraisal nor any part of it shall be used in connection with any other appraisal.

6. The appraiser, by reason of performing this appraisal and preparing this letter, is not to be required to give testimony, nor to be in attendance in court or at any governmental hearing, with reference to the matters herein, unless prior arrangements have been made with the appraiser relative to such additional employment.

7. There were no significant undisclosed liabilities, contingent liabilities, contractual obligations, commitments or litigation pending or threatened except as disclosed in the Company's financial statements or reflected in our Valuation Opinion Report.

8. There were no material, unusual or non-recurring expense or revenue items during the five-year period prior to the Valuation Date other than those reflected in this Valuation Opinion Report.

9. There were no redundant assets which were not necessary for day-to-day operations other than those discussed in this Valuation Opinion Report.

10. It is appropriate for us to use and rely upon the various information prepared by management as detailed in the scope section of this Valuation Opinion Report.

11.   The  financial  statements  are  accurate  and  can  be  relied  on.

12. This Valuation has been performed based on a going concern for the Company, therefore assuming it will obtain sufficient capital to continue operations.

The Fair Market Value for any specific security changes from time-to-time as a result of possible changes in internal and external conditions affecting the Company's business and future prospects. It should be appreciated that in accordance with the terms of our engagement, a valuation determination for the all of the Common Shares of FAD relates to a specific point in time, June 1, 2003. For purposes of our Valuation Opinion, our review has not taken into account transactions or events that have taken place subsequent thereto.

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 37
________________________________________________________________________________

                             First Aid Direct, Inc.

                            APPRAISER'S CERTIFICATION
                            -------------------------



I certify that, to the best of my knowledge and belief:


1. That the statements and opinions expressed in this Valuation Opinion Report are correct to the best of my knowledge and belief, subject to the assumptions and conditions stated and are my personal, unbiased professional analyses, opinions, and conclusions.

2. That my engagement to perform this appraisal, and my compensation therefore, are independent of the value conclusion.

3.    That  I  have  no  present  ownership  interest  in the Company appraised.

4. That this appraisal has been performed in accordance with the Code of Ethics of The American Society of Appraisers my analyses, opinions, and conclusions were developed, and this Report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice.

5. That it is my Opinion that the value of the Common Shares appraised is as stated in this Valuation Opinion Report and no one provided significant professional assistance to the person signing this Valuation Opinion Report.



                         _______________________________________
                         Milton H. Barbarosh, ASA, CPA

FIRST AID DIRECT, INC.
VALUATION OF FIRST AID DIRECT BUSINESS                                   PAGE 38
________________________________________________________________________________

                           APPRAISER'S QUALIFICATIONS
                           --------------------------


Milton H. Barbarosh is a business appraiser and consultant specializing in business valuations and appraisals, business acquisitions and divestitures, and transactions in the public marketplace.

His formal education and business experience is outlined in the attached resume.

He is a member of The Institute of Business Appraisers, a Senior Member of the American Society of Appraisers - Business Valuations and a member of the Canadian Association of Chartered Business Valuators, a Chartered Accountant with a Business Valuations designation, and a member of the National Association of Certified Valuators.

                               MILTON H. BARBAROSH
_______________________________________________________________________________

PROFESSIONAL EXPERIENCE
-----------------------

1989 to present   Chief Executive Officer
                  STENTON LEIGH GROUP, INC.

                  Full service financial advisory company with merchant banking capability. Activities include advising on mergers, acquisitions, divestitures, public offerings, performing business valuations and fairness opinions, and implementing turnarounds, in addition to making select principal investments. Also, act as Director and Officer to various private and public companies.

1987 to 1989      Chief Executive Officer
                  JW CHARLES GROUP, INC.

                  This Company was a holding company which included a 200 person New York Stock Exchange securities brokerage company (JW Charles Securities, Inc.) an investment banking company (JW Charles Capital Corp.), a 200 person real estate brokerage company (JW Charles Realty, Inc.), a mortgage insurance company, a residential development company, combined annual gross transactions of over $1.75 billion.

                  As CEO, a major restructuring was performed which involved selling core businesses, reducing staff, closing offices and enhancing revenues.

1986 to 1989      President
                  JW CHARLES CAPITAL CORP.

                  Commenced employment to establish a full service Investment Banking group providing acquisition, divestiture, valuation, corporate finance and financial restructuring services, and continued to oversee this area after becoming CEO of JW Charles Group in 1987.

1983 to 1986      Manager:  Mergers & Acquisitions - Merchant Banking (Canada)
                  THE ROYAL BANK OF CANADA

                  Commenced employment as Assistant Manager and was promoted to Manager in early 1985 as a result of achievements and the comprehensive nature of duties performed. Instrumental in establishing The Royal Bank's Canadian M&A Group by applying professional and technical M&A expertise not previously available in this newly formed department.

                  As Manager, responsible for conducting and directing all aspects of M&A assignment including acquisitions, divestitures, valuations, financing, leveraged buyouts, strategic planning, etc., for assignments in numerous industries with transaction values ranging from millions to billions of dollars, and being both domestic and international in nature.

1980 to 1983      Manager:  Mergers and Acquisitions Services
                  ERNST & YOUNG (FORMERLY CLARKSON GORDON)

                  Commenced employment as Senior Staff Member and was promoted to Manager in June, 1981 in recognition of outstanding performance. This included handling numerous high profile mergers and acquisitions and business valuations assignments.

                  Part of the founding team of Clarkson Gordon/Woods, Gordon Mergers and Acquisitions Services Group. Responsible for conducting and directing all aspects of business valuation acquisitions, divestitures, financing and Foreign Investment Review Act assignments in various industries, including: oil & gas; manufacturing; securities brokerage; and high technology.

1976 to 1979      Audit Senior Accountant
                  KPMG PEAT MARWICK (FORMERLY THORNE RIDDELL AND CO.)

                  Responsible for the completion of all aspects of audits in a diverse number of industries. Given special assignment to the Bankruptcy & Insolvency Department receiving exposure to a large variety of clients and receivership and insolvency matters.

EDUCATIONAL/PROFESSIONAL DESIGNATIONS
     2003     Certified Public Accountant (CPA)
     2002     Canadian Chartered Accountant - Expert in Business Valuations
              (CA-CBV)
     1995     National Association of Certified Valuators
     1989     National Association of Real Estate Appraisers (RPM)
     1989     Certified Real Estate Appraiser (CREA)
     1989     Florida Real Estate Commission Salesman's License
     1987     The Institute of Business Appraisers, Inc., Member (IBA)
     1987     Securities Licenses: (Inactive)
              Series 7  - General license
              Series 63 - State license
              Series 24 - General principal
     1987     American Society of Appraisers
              Senior Member of American Society of Appraisers
              Business Valuations (ASA)
     1985     York University, Fellow Canadian Institute of Chartered Bankers
              (FICB)
     1983     University of Toronto, Member Canadian Association of Chartered
              Business Valuators (CBV)
     1980     York University, Masters in Business Administration (MBA)
              Major in International Finance, with Distinction
     1978     Canadian Chartered Accountant Member in Ontario and Quebec (CA)
     1977     McGill University, Graduate Diploma in Public Accounting (DPA)
     1976     Concordia University, Bachelor of Commerce (B. Comm.)
              Honors in Accountancy, with Distinction Gold Medal in Accountancy
              Program completed on full tuition scholarship on accelerated basis.
     1974     Vanier College, Diploma in Business (CEGEP), Scholarship Winner

MEMBERSHIPS & AFFILIATIONS
     The National Center for Employee Ownership - Consultant Member
     The ESOP Association
     Presidential Business Commission - State of Florida (Congressional
     Committee)
     Honorary Chairman - Republican Party Business Advisory Council International Association of Consultants, Valuers and Analysts (IACVA) Fleet Bank - Director on Florida Advisory Board
     National Association of Certified Valuators
     Young Presidents' Organization
     Chairman, International Mergers & Acquisitions Forum, Young Presidents' Organization
     Association for Corporate Growth
     International Business Brokers Association
     Florida Business Brokers Association
     American Society of Appraisers
     The Institute of Business Appraisers
     Florida Real Estate Association
     York University Alumni
     Concordia University Alumni
     McGill University Alumni
     University of Toronto Alumni
     Institute of Canadian Bankers
     Boca Raton Golf Club & Resort
     National Association of Securities Dealers (NASD) - Membership Committee - Former Member
     Treasurer and Board Member of Charitable and Religious Institutions

PUBLICATIONS

     - HARRIS-BENTLEY LIMITED, MERGERS AND ACQUISITIONS IN CANADA, founder and former editor
     - THE ACQUISITION DECISION, book published February, 1985 by The National Association of Accountants (United States) and the Society of Management Accountants of Canada (co-authored).
     -     Author of numerous other short articles and frequent lecturer.

================================================================================


                                   APPENDIX I

                              FINANCIAL STATEMENTS
                     FOR THE FIVE MONTHS ENDED MAY 31, 2003

                         FORM 10Q FOR THE QUARTER ENDED
                                 MARCH 31, 2003

                           FORM 10K FOR THE YEAR ENDED
                                DECEMBER 31, 2003


================================================================================

================================================================================


                                   APPENDIX II

                           INDUSTRY AND ECONOMIC DATA


================================================================================

================================================================================


                                  APPENDIX III
                       PUBLIC MARKET AND TRANSACTION DATA


================================================================================

================================================================================


                                   APPENDIX IV

                               FORECAST FINANCIALS
                    FOR THE SEVEN YEARS ENDED DECEMBER, 2009


================================================================================

================================================================================


                              Valuation Opinion of
                   FIRST AID DIRECT, INC.'S PRINCIPAL BUSINESS


                          Valuation Date: June 1, 2003
                            Report Date: July 3, 2003




                    ________________________________________


                                    Report by:

                                 [GRAPHIC OMITED]
                                  STENTON LEIGH
                                  CAPITAL CORP.



                          1900 NW Corporate Blvd., #305-W
                              Boca Raton, FL 33431
                                 (561) 241-9921


================================================================================

                                              TABLE OF CONTENTS

1.0  INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.1 Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.0  SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.0  RESTRICTION AND DISCLAIMER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

4.0  UNIFORM STANDARDS OF PROFESSIONAL APPRAISAL PRACTICE . . . . . . . . . . . . . . . . . . .   2

5.0  SCOPE OF REVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

6.0  BACKGROUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     6.1  History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
          6.1.1  The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     6.2  Industry Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     6.3  Van  Dyne-Crotty  Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     6.4  Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.5  Products  and  Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.6  Product  Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.7  Marketing  and  Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.8  Competition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     6.9  Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     6.10  Description of Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     6.11  Market for Common Equity and Other Related Stockholder Matters . . . . . . . . . . .   7
     6.12  Management's Discussion & Analysis of Financial Condition, Results of Operations . .  12
          6.12.1  Result of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
          6.12.2  Liquidity and Capital Resources . . . . . . . . . . . . . . . . . . . . . . .  12
     6.13  Management's Discussion  & Analysis  of Financial Condition, Results  of  Operations  16
          6.13.1  Results of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
          6.13.2  Liquidity and Capital Resources . . . . . . . . . . . . . . . . . . . . . . .  16
     6.14  Directors  and  Executive  Officers. . . . . . . . . . . . . . . . . . . . . . . . .  17
     6.15  Security  Ownership  of  Certain  Beneficial Owners and Management . . . . . . . . .  18
     6.16  Interests  of  Management  and  Others  in  Certain  Transactions. . . . . . . . . .  19

7.0  VALUATION APPROACH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     7.1  Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     7.2  Valuation Principles. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     7.3  Market Approach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
          7.3.1 Publicly Traded Guideline Companies . . . . . . . . . . . . . . . . . . . . . .  23
          7.3.2  Selection of Guideline Comparable Companies. . . . . . . . . . . . . . . . . .  23
          7.3.3  Comparable Analysis Summary. . . . . . . . . . . . . . . . . . . . . . . . . .  25
     7.4  Asset Approach. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          7.4.1  Net Book Value Methodology . . . . . . . . . . . . . . . . . . . . . . . . . .  29
          7.4.2  Net Tangible Book Value Methodology. . . . . . . . . . . . . . . . . . . . . .  29
     7.5  Income Approach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
          7.6.1  Selection of Appropriate Capitalization and Discount Rates . . . . . . . . . .  30
     7.6  Discounted Cash Flow Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

8.0  DETERMINATION OF VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ASSUMPTIONS AND LIMITING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

APPRAISER'S CERTIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

APPRAISER'S QUALIFICATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

APPENDIX I:     FINANCIAL STATEMENTSFOR THE FIVE MONTHS ENDED MAY 31,
2003FORM 10Q FOR THE QUARTER ENDED MARCH 31, 2003FORM 10K FOR THE YEAR
ENDED DECEMBER 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

APPENDIX II:     INDUSTRY AND ECONOMIC DATA

APPENDIX III:     PUBLIC MARKET AND TRANSACTION DATA

APPENDIX IV:     FORECAST FINANCIALSFOR THE SEVEN YEARS ENDED DECEMBER, 2009

                                   APPENDIX C


                                     FORM OF
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             FIRST AID DIRECT, INC.
                             ----------------------


     Pursuant to the Business Corporation Act of the State of Florida, the undersigned President of First Aid Direct, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida ("FBCA") bearing Document _________ does hereby certify:

     FIRST: That at a meeting of the Board of Directors of the Corporation held on August 28, 2003, the Board of Directors approved the following amendment to the Corporation's Articles of Incorporation effecting a change in the name of the Corporation.

     SECOND: Article 1 of the Articles of Incorporation of the Corporation shall be deleted in its entirety and replaced with the following:

                                ARTICLE I - NAME
                                ----------------

     The  name  of  the  Corporation  shall  be  "Total  First  Aid,  Inc.".

     The foregoing amendment was adopted, pursuant to the FBCA, by a majority of the Corporation's Directors and holders of the Corporation's Common Stock evidencing in excess of a majority of the total issued and outstanding capital stock of the Corporation entitled to vote, at a meeting held on _______, 2003. Therefore, the number of votes cast by the Shareholders of the Corporation for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.


     IN WITNESS WHEREOF, said Corporation has caused these Articles of Amendment to be signed in its name by its President on ____, 2003.


                                          ______________________________
                                          Scott  Siegel,  President

                                   APPENDIX D


607.1301 DISSENTER'S RIGHTS; DEFINITIONS. The following definitions apply to sec. sec. 607.1302 and 607.1320:

     (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to sec. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.

     (1) Any shareholder has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party:

               1.   If the shareholder is entitled to vote on the merger, or

               2. If the corporation is a subsidiary that is merged with its parent under sec. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of sec. 607.1104;

          (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to sec. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

          (c) As provided in sec. 607.0902(11), the approval of a control-share acquisition;

          (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

          (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

               1. Altering or abolishing any preemptive rights attached to any of his or her shares;

               2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

               3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

               4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

               5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

               6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

               7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

          (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

     (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

     (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, his rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National

Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

     (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

     (1)(a) If a proposed corporate action creating dissenters' rights under sec. 607.1320 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of sec.sec. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

               1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

               2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

             (b) If proposed corporate action creating dissenters' rights under sec. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of sec.sec. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

     (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

     (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

     (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have been completed, in lieu thereof, at the expired or any such dividend or distribution other than in case election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          (a) Such demand is withdrawn as provided in this section;

          (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

          (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

          (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

          (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

     (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the country in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

     (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                   APPENDIX E



                      ANNUAL REPORT ON FORM 10-KSB FOR THE
                          YEAR ENDED DECEMBER 31, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

     [X]     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                   For the Fiscal Year Ended December 31, 2002

                             FIRST AID DIRECT, INC.
             (Exact name of registrant as specified in its charter)

           FLORIDA                                      65-0729332
--------------------------------------------------------------------------------
    (State of incorporation)                (I.R.S. Employer Identification No.)

5607 HIATUS ROAD SUITE 500 TAMARAC, FLORIDA                3331-6408
--------------------------------------------------------------------------------
(Address  of  principal  executive  offices)               (Zip Code)

Issuer's Telephone Number                                  (954) 724-2929
--------------------------------------------------------------------------------

Securities to be registered pursuant to 12(b) of the Act:  NONE
--------------------------------------------------------------------------------

Securities to be registered pursuant to 12(g) of the Act:

                          COMMON STOCK $.001 PAR VALUE
                          ----------------------------
                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Exchange Act of 1934 during the preceding twelve (12) months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to the filing requirements for the past ninety (90) days.

     YES  X          NO
        ---            ---

Indicate by checkmark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to
this  Form  10-KSB:   X
                    -----

State registrant's revenues for its most recent fiscal year.     $3,343,000

The aggregate market value of the voting stock held by non-affiliates of the registrant based on the closing bid price of such stock as of March 14, 2003, amounted to $478,200.

The number of shares outstanding of the registrant's common stock as of March 14, 2003 was 3,985,000 common shares.

                             FIRST AID DIRECT, INC.


                                      INDEX


                                                                      PAGE
                                                                      ----


ITEM 1 - DESCRIPTION OF BUSINESS                                         2

ITEM 2 - DESCRIPTION OF PROPERTY                                         6

ITEM 3 - LEGAL PROCEEDINGS                                               6

ITEM 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY                     6

ITEM 5 - MARKET FOR COMMON EQUITY AND OTHER RELATED                      7
         STOCKHOLDER MATTERS

ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL               8
         CONDITION AND RESULTS OF OPERATIONS

ITEM 7 - FINANCIAL STATEMENTS                                           10

ITEM 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON               10
         ACCOUNTING AND FINANCIAL DISCLOSURE

ITEM 9 - DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT             10

ITEM 10 - REMUNERATION OF DIRECTORS AND OFFICERS                        12

ITEM 11 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND           13
          MANAGEMENT

ITEM 12 - INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS    14

ITEM 13 - EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS           16
          ON FORM 8-K

ITEM 14 - CONTROLS AND PROCEDURES                                       16

SIGNATURES                                                              17

                                     PART I

ITEM 1.     DESCRIPTION OF BUSINESS.

GENERAL

First Aid Direct, Inc. ("First Aid" or the "Company") was organized in July 1977 in the State of Florida under the name of Rehabilitation Institute of South Florida, Inc. It remained dormant until it began active operations in September 1997. First Aid is a national distribution business that wholesales first aid products to first aid distributors across the nation. Most of the distributors operate mobile first aid van services that sell and service the industrial first aid kits, mandated by OSHA regulations. These kits are placed in many different types of businesses and industrial locations such as factories, distribution warehouses, offices, auto repair shops and dealerships, hotels and retail stores. The Company currently has approximately 158 distributors located in 31 states throughout the United States. These states include Alabama, Arkansas, Arizona, California, Colorado, Delaware, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Minnesota, Missouri, Montana, North Carolina, Nevada, New Jersey, New Mexico, Nevada, New York, Ohio, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, and Washington.

A distributor typically operates a number of routes. Each route consists of several hundred locations that are visited by the route driver/salesman at least once a month. The driver/salesperson will typically visit as many as 20 locations each day. The driver/salesperson operates a van stocked with first aid supplies and uses the inventory to refill the kits that are placed in each location. The kits contain a mix of first aid products designed and packaged for industrial use, including bandages, tapes, gauze, antiseptics, ointments and over-the-counter medications such as aspirin, cough medications, etc. First Aid has specialized packaging that lends itself to the workplace. All items are packed in multilingual boxes that wherever possible are dispenser packs that offer each individual product in a sanitary sealed package as part of a tear off strip.

In addition, First Aid provides a business-to-business program called "Direct Ship". This program involves direct shipments of first aid and safety products to businesses. Distributors typically do not service direct ship customers because their product usage is too limited for a driver/salesman to service monthly or they need centralized billing, control and pricing. First Aid offers these customers a direct order system using phone, fax or the First Aid Internet web site. Approximately two percent (2%) of our business is based upon the "Direct Ship" program and approximately ninety-eight percent (98%) of our business is based upon independent distributorship, hospitals and emergency service agencies.

In 2003 the Company will launch its new Total First Aid line. There is a large market not currently available through the mobile first aid industry. This market includes workplaces supplied by Industrial Supply Houses. Safety Distributors, Catalog Companies, School Bus and Transportation Van manufacturers and Distributors, Fire Extinguisher Service Companies, Janitorial Supply Companies, and Office Coffee Companies. We will approach these markets with Bulk kits, Unitized kits, Custom unitized kits, and Specialty kits. The Company will also offer a custom filled kit and custom screen printed kit programs.

INDUSTRY BACKGROUND

The first aid business is comprised of many independent distributors of first aid and safety products provided to the workplace via mobile van services.

Products and services include first aid cabinets, over-the-counter medications and general first aid supplies. Certain distributors also offer safety products and a variety of related training programs.

These independent distributors purchase their products through value-added wholesale distribution companies. There are approximately 12 such companies operating in the United States. Typically, a wholesale company will recruit distributors within the industry to distribute products under the wholesaler's names. The typical business relationship between wholesaler and distributor features restrictions such as limited territories, non-compete agreements and agreements to use the wholesale company's name as the distributor's product line.

Today, the potential market for these distributors is virtually any business with employees. The reason is that the Federal Occupational Safety & Health Administration (OSHA) has a regulation (29 CFR 1910.151(b)) that requires that First Aid supplies be readily available in the workplace. It is more convenient for the business operator to use the services of the first aid distributor to supply the correct product mix of required first aid supplies that are not only designed for use in the workplace, but are refilled and kept current each month.

A consolidation has taken place in the first aid distribution industry. Zee Medical, a subsidiary of wholesale distributor McKesson HBOC, Inc., currently is one of the oldest companies in the industry and also has a large market share. Cintas Corp. decided to penetrate this market quickly, and therefore adopted an acquisition strategy. The first acquisition was in February 1997, which was followed by three additional acquisitions, another in 1997 and two in 1998. Zee Medical and Cintas Corp. represent our major competition and they each place broad restrictions on their distributors, including geographical restraints on distribution.

As a result of the consolidation of some of the major distributors in the first aid supply business, distributors working within the same territory that previously bought from competing companies are now being supplied by the same parent company. First Aid believes that many of these distributors desire more independence and choice than the new consolidated entities can offer. We believe these market conditions provide an opportunity for First Aid to emerge and compete for the business of the first aid distributors dissatisfied with the new corporate structure brought on by the consolidation in the industry.

VAN  DYNE-CROTTY  TRANSACTIONS

On December 20, 1999, Van Dyne-Crotty, Inc. purchased 1,400,000 shares of the Company's stock from previously major stockholders, Scott Siegel (currently the CEO) and Robert Sussman (formerly the CEO). In conjunction with the share purchase, Van Dyne-Crotty and First Aid entered into an Asset Purchase Agreement which transferred all of the assets of its van distribution business to Van Dyne-Crotty, consisting of motor vehicles, accounts receivable, inventory, and various permits. The parties simultaneously entered into a Supply Agreement under which Van Dyne-Crotty agreed to purchase all of its requirements for first aid products and supplies from First Aid for a five-year term, unless First Aid were sold to a competitor of Van Dyne-Crotty. Under the terms of this supply agreement, First Aid is required to sell the products at the lowest of the prevailing market price for the best grade for each type of item covered. First Aid may alter the price of any item upon notice, but Van Dyne-Crotty may discontinue purchasing its total requirements of any item if the price is not comparable or the quality of the item is not competitive with similar types of products. The determination of whether our pricing is not competitive is made by price comparison with other wholesalers of first aid products. In February 2002 the Company granted and continues to grant Van Dyne-Crotty a five percent discount from previous price levels due to competitive market prices and the volume of purchases made by Van Dyne-Crotty.

For the year ended December 31, 2002, Van Dyne-Crotty accounted for 32% of the Company's revenues as it did for the year ended December 31, 2001.

Following the December 16, 1999 Asset Purchase Agreement, the Company changed our name from First Aid Select, Inc. to First Aid Direct, Inc. Van Dyne-Crotty's newly formed first aid supply van division began operating under the name First Aid Select. Subsequently, in calendar 2001, Van Dyne-Crotty began operating under the name Select First Aid.

On March 16, 2000, the Company entered into an Asset Purchase Agreement to buy certain assets from Van Dyne-Crotty, which Van Dyne-Crotty acquired from Roehampton Supply, Inc. As was the case with the Asset Purchase Agreement between Van Dyne-Crotty and First Aid that occurred on December 16, 1999, Van Dyne-Crotty retained equipment, product and marketing information from Roehampton Supply associated with its van distribution business. It assigned and sold to First Aid those products, assets and marketing information consistent with First Aid's wholesale distribution operations. The Roehampton products sold to First Aid have a similar customer base to First Aid and complement its product offering. They are marketed to first aid distributors, hospitals, and emergency response teams.

Included in the total assets acquired by Van Dyne-Crotty were accounts receivable, inventory and the customer list related to certain products associated with Roehampton Supply's line of first aid products. First Aid acquired the accounts receivable, inventory and the customer listings from Van Dyne-Crotty at Van Dyne-Crotty's cost at the time of the Roehampton transaction. The purchase price of $200,000 has been paid.

On March 20, 2000, First Aid entered into a non-competition agreement and a consulting agreement with the original owner of the Roehampton assets. The covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in thirty-six equal installments. The consulting agreement is for a three-year term and provides for payment of $75,000 to the consultant in thirty-six equal installments.

STRATEGY

Our strategy is to offer existing distributors that are dissatisfied with the consolidation of the first aid products industry an alternative source of supply. By seeking federal trademark protection of our brand names and innovating the package design for our products, our goal is to offer new entrants into the first aid business a national brand of products and support. First Aid places no territorial restrictions on its distributors, giving existing operators the opportunity to expand regionally. Without territory agreements and based upon our "Direct Ship" program, we believe that First Aid will be able to offer large national companies a centralized and uniform direct buying program.

PRODUCTS  AND  SERVICES

Our product line and services include the following type of items and services: cabinets and first aid kits, first aid treatments, first aid tablets, safety equipment, training and compliance and distributor services.

In 2003 the Company will launch its new Total First Aid Line. There is a large market not currently available through the mobile first aid industry. This market includes workplaces supplied by Industrial Supply Houses, Safety Distributors, Catalog Companies, School Bus and Transportation Van Manufacturers and Distributors, Fire Extinguisher Service Companies, Janitorial Supply Companies, and Office Coffee Companies. We will approach these markets with Bulk kits, Unitized kits, Custom unitized kits, and Specialty kits. The company will also offer a custom filled kit and custom screen printed kit program.

PRODUCT  LIABILITY

We maintain product liability insurance in the amount of $6,000,000. Our suppliers also maintain product liability insurance. Our purchase orders with our suppliers do not limit or allocate liability between the parties.

MARKETING  AND  SALES

Our sales team, which currently consists of two sales representatives, is responsible for developing new business. The team solicits distributor and direct ship customers by telephone and in-person sales calls. We also participate in the national safety trade show to develop new customers and to meet with existing ones.

Management believes that three criteria drive the purchase of first aid products. They are quality, service and price. We believe we are offering pricing and quality comparable to our competitors. First Aid has established a number of services like a fully interactive web site allowing for direct purchases online for both distributor and direct ship customers. In addition, we work with our distributors through virtually every aspect of starting, managing and maintaining a productive operation, offering a variety of classroom and field training sessions.

COMPETITION

Because of industry consolidations, two companies, Zee and Cintas, dominate the market. There are many independent distributors who view this consolidation as detrimental to their business. We believe they will prefer to do business with independently owned and operated wholesale companies such as First Aid.

EMPLOYEES

Effective January 1, 2003, the Company entered into an employee leasing agreement with Paychex. The leasing agreement provides the Company with decreased costs for medical and Workers Compensation Insurance.

First Aid, through its leasing agreement, currently employs fourteen persons, thirteen of whom are full-time employees, in the following capacities: one administrator, two in sales and marketing, one controller, one office manager, one office staff and eight in warehouse and assembly. The Company's employees are not represented by a collective bargaining agreement, and the Company considers its relations with its employees to be good.

ITEM 2.   DESCRIPTION OF PROPERTY

First Aid Direct's corporate headquarters and distribution center is located at 5607 Hiatus Road Suite 500, Tamarac, Florida, 33321. The business relocated to this location on December 5, 2002. We do approximately 20% of packaging at our own facility. The operation is located in a modern warehouse complex and currently occupies 16,500 square feet consisting of 4,000 square feet of air-conditioned office space, a 2000 square foot air-conditioned assembly area and 10,500 square feet of warehouse space. We lease the facility through January 31, 2008 from Westpoint Center, Ltd.

ITEM 3.   LEGAL PROCEEDINGS.

None.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.


                                     PART II

ITEM 5.   MARKET FOR COMMON EQUITY AND OTHER RELATED STOCKHOLDER MATTERS.

First Aid's common stock currently trades on the Over-The-Counter Bulletin Board under the symbol "FADI" (the ticker symbol was changed to "FADI" from "FASL" on February 12, 2001). As of December 31, 2002 there were 55 stockholders of record of our common stock. Our common stock traded on the Over-The-Counter Bulletin Board under the symbol "FASL" from May 1998 to November 1999. On November 18, 1999, our common stock was de-listed from the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. for failure to comply with the phase-in provisions of the OTC Bulletin Board Eligibility Rule, which required all companies whose securities are quoted on the OTC Bulletin Board to become reporting companies with the Securities and Exchange Commission. In December 2000 First Aid became a fully reporting company with the Securities and Exchange Commission. In February 2001 First Aid common stock again began trading on the Over-The-Counter Bulletin Board.

The following table sets forth the high and low sales prices for the common stock for the periods indicated. These quotations reflect prices between dealers, do not include retail mark-ups, markdowns, and commissions and may not necessarily represent actual transactions.


      PERIOD            HIGH    LOW
----------------------  -----  -----
Quarter ended 03/31/01  $2.31  $0.40
Quarter ended 06/30/01  $1.25  $0.45
Quarter ended 09/30/01  $0.77  $0.25
Quarter ended 12/31/01  $0.51  $0.11

Quarter ended 03/31/02  $0.33  $0.11
Quarter ended 06/30/02  $0.33  $0.14
Quarter ended 09/30/02  $0.25  $0.04
Quarter ended 12/31/02  $0.14  $0.06

Quarter ended 3/31/03   $0.14  $0.10


Our transfer agent is Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, Florida 33321.

We have never paid cash dividends on our common stock. We presently intend to retain future earnings, if any, to finance the expansion of our business and we do not anticipate that any cash dividends will be paid in the foreseeable future. The future dividend policy will depend on our earnings, capital requirements, expansion plans, financial condition and other relevant factors. Declaration and payment of future dividends, if any, will be at the sole discretion of the board of directors.

PENNY  STOCK

Until our shares qualify for inclusion in the NASDAQ system, the trading of securities will continue to be in the over-the-counter markets, commonly referred to as the pink sheets or on the OTC Bulletin Board. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of the securities offered.

Effective August 11, 1993, the Securities and Exchange Commission adopted Rule 15g-9, which established the definition of a penny stock, for purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement regarding the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience, and objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stock in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

To understand the following discussion of First Aid's performance, the following discussion should be read in conjunction with the financial statements, including the related notes and other information appearing elsewhere in this report.

First Aid's operations consist of the wholesale distribution of first aid and safety products to retail van distributors and the direct sale of those products to end users through a direct ship operation.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002 COMPARED TO YEAR ENDED DECEMBER 31, 2001

SALES. Company net sales increased $115,000 (4%) from $3,228,000 in fiscal 2001 to $3,343,000 in 2002. Twenty-five percent (25%) of the total $115,000 increase was from sales under the supplier agreement with Van Dyne Crotty, Inc., to be the primary supplier for its retail first aid distribution business. The balance of the sales increase, amounting to 75%, was primarily due to the addition of new distributors.

COSTS OF SALES. Cost of sales increased $6,000 (.3%) from $2,273,000 in 2001 to $2,279,000 in 2002. The increase in cost of sales was due to increased sales.

GROSS PROFIT. Gross profit increased $109,000 from $955,000 during 2001 to $1,064,000 for 2001. As a percentage, the Company's gross margin increased from 30% in 2001 to 32% in 2002. The gross margin improvement resulted from the Company's ability to negotiate better pricing agreements from its vendors.

GENERAL AND ADMINISTRATIVE EXPENSE. Expenses increased $65,000 from $865,000 in 2001 to $930,000 during 2002. General and administrative expenses increased as a percent of sales from 27% in 2001 to 28% in 2002. The increase resulted from office relocation costs, additional rent expense and staff restructuring.

INCOME FROM CONTINUING OPERATIONS. Income from continuing operations improved $44,000 during 2002 to an income from operations of $134,000 compared to $90,000 in 2001. The improvement primarily resulted from efficiencies generated from increased sales, and savings generated in decreased purchasing costs.

LIQUIDITY AND CAPITAL RESOURCES

The primary ongoing sources of the Company's cash are net cash flows from operating activities. The Company established a $250,000 line of credit with a bank that matures in February 2004 to fund cash requirements as needed. The line requires monthly interest payments and bears interest at the prime rate of interest (4.25% at December 31, 2002). As of December 31, 2002, there was no outstanding balance on the line of credit. The line is collateralized by the Company's accounts receivable and inventory.

The Company believes its current cash position as well as its unused borrowing capacity on the line of credit, coupled with its cash flow forecast for the year and periods beyond, will be sufficient to meet its cash needs on both a short-term and long-term basis. The balance sheet has a strong working capital ratio (4.58 to 1) and management is not aware of any known trends or demands, commitments, events, or uncertainties, as they relate to liquidity which could negatively affect the Company's ability to operate and grow as planned.

Net cash provided by operations was offset by increases in accounts receivable, merchandise inventories, prepaid expenses and decreases in accounts payable.

Net cash flows used for investing activities resulted from the purchase of capital assets. The Company has no significant plans for additional capital expenditures at this time.

FORWARD LOOKING STATEMENTS

Certain statements made within this report are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact should be regarded as forward-looking statements. These statements are based on managements' beliefs and assumptions and on information currently available. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward looking statements.

ITEM 7.   FINANCIAL  STATEMENTS

The Company's financial statements as of December 31, 2002 and 2001 and the related statements of income, changes in stockholders' equity and cash flows for each of the two years in the period then ended are attached hereto.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On June 12, 2001, the Company filed a Form 8-K reporting on the change in certifying accountants and containing the following information:

At a meeting held on June 7, 2001, the Board of Directors of First Aid Direct, Inc. (the Company") approved the engagement of Margolies, Fink and Wichrowski as independent auditors of the Company for the fiscal year ended December 31, 2001, to replace the firm of Rachlin Cohen Holtz LLP ("RCH"), who were dismissed as the Company's auditors, effective June 12, 2001. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent unaudited interim period through June 12, 2001 (date of dismissal), there were no disagreements with RCH on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of RCH, would have caused RCH to make reference to the subject matter in their report.


                                    PART III

ITEM 9.   DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  REGIS-TRANT

Set forth below are the names, ages and business experience of the executive officers and directors of the Company. All the information is as of March 1, 2003. Directors are elected at the Company's annual meeting of stockholders and serve for one year or until their successors are elected and qualify. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

        NAME                  AGE  POSITION
        ----                  ---  --------
        Scott Siegel           49  Chief Executive Officer and Director
        Kevin M. Crotty        47  Director and Chairman of the Board
        Stephen D. Smiley      49  Director
        Bruce A Widnes         54  Director
        James M Striplen III   47  Director


SCOTT SIEGEL - Mr. Siegel assumed the office of interim acting Chief Executive Officer, of the Company on August 22, 2000, following the resignation of Robert Sussman. Mr. Siegel has since been installed as the Chief Executive Office, Secretary and Treasurer effective January 1, 2001. From August 1997 to December 1999, Mr. Siegel served as Chairman and Secretary of the Company. From December 1999 to the August 2000, Mr. Siegel served as a Group Manager at First Aid Select, a business division of Van Dyne-Crotty, Inc. From 1991 to 1997, Mr. Siegel was President of Affirmed Medical of Florida, Inc., a first aid van service distributorship with revenues of approximately $600,000 during its last full year of operations in 1996 and generally employed between 6 to 7 full time employees.

KEVIN M. CROTTY - Mr. Crotty has served as a director of First Aid since January 2000. Mr. Crotty currently serves as Executive Vice President of Van Dyne-Crotty, Inc. a company engaged in uniform distribution and textile services and headquartered in Dayton, Ohio. Van Dyne-Crotty, Inc. is a privately owned company that currently has annual revenues of approximately $100 million and approximately 1,200 employees. Mr. Crotty has been employed by Van Dyne-Crotty for 27 years and has served in a range of capacities involving service, distribution, production and sales. Mr. Crotty is Chairman of the Board of Directors of Van Dyne-Crotty.

STEPHEN D. SMILEY - Mr. Smiley has served as a director of First Aid since January 2000. Since 1996, Mr. Smiley has served as Vice President of Administration for Van Dyne-Crotty, Inc. Mr. Smiley has been employed with Van Dyne-Crotty for the past 23 years, acting in various capacities including District and General Management, Manager and Regional Manager for several of the company's textile rental district operations.

BRUCE A. WIDNES - Mr. Widnes is President/CEO of The Recruiting Group, Inc., located in Atlanta Ga., a nationally recognized search firm specializing in recruiting and placing Sales and Sales Management professionals throughout the United States. Previously, Mr. Widnes was President of Quick-Aid, Inc, a leading southeastern based first aid, medical and safety supply distributor. During his 15-year tenure, Mr. Widnes developed and guided the growth of the company to become one of the most recognized names in the industry. In the late 90's, Mr. Widnes sold the company. Additionally, Mr. Widnes has held various corporate Human Resources positions with a large teaching hospital and a Fortune 100 Corporation.

JAMES M. STRIPLEN III - Mr. Striplin is currently the owner of QuestCare Therapy Center, a comprehensive outpatient rehabilitation facility located in Dayton Ohio. Jim has more than twenty-five years of experience in the publishing industry and other entrepreneurial ventures. From 1984 through 2001 he was President of 4 publishing companies where he grew combined sales from approximately $3 million to $26 million. He was also instrumental in the sales of these companies to larger publishing houses. From 1980 to 1984 he held various management positions in mid-western newspapers.

During the fiscal year 2002, the Board of Directors acted by unanimous consent on two occasions.

AUDIT  FEES

The independent auditors of the Company for the year ended December 31, 2002 were Margolies, Fink & Wichrowski. The aggregate fees, including expenses billed by Margolies, Fink & Wichrowski, in connection with the audit of the Company's annual financial statements for the most recent fiscal year and for the review of the Company's financial information included in its annual report on Form 10-KSB and its quarterly reports on Form 10-QSB were $25,338.

ALL OTHER FEES

The aggregate fees, including expenses billed for other services rendered to the Company by Margolies, Fink & Wichrowski during the year ended December 31, 2002 were $2,000. Such other services consisted of the preparation of Corporation income tax returns.

ITEM 10.  REMUNERATION OF DIRECTORS AND OFFICERS.

SUMMARY COMPENSATION TABLE

The following table sets forth information relating to the compensation paid by First Aid in each of the last three fiscal years to: (i) its Chief Executive Officer; and (ii) each of its executive officers whose annual compensation exceeded $100,000 during this period.

                             FISCAL                     OTHER       ANNUAL     LTIP     ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY   BONUS  COMPENSATION  OPTIONS/  PAYOUTS  COMPENSATION
                                                                     (#)
---------------------------------------------------------------------------------------------------
Scott Siegel                   2002  150,000      0         6,000          0        0             0
Chief Executive Officer        2001  150,000      0         6,000          0        0             0
Secretary and Treasurer        2000        0      0             0          0        0             0

Robert Sussman                 2000   65,200      0             0          0        0             0
Chief Executive Officer


Mr. Siegel received no compensation directly from First Aid in 2000. After he assumed the role of Acting Chief Executive Officer a cost sharing arrangement with Van Dyne Crotty was created. For the period from August 22 to December 31, 2000 a total of $30,000 was incurred by First Aid for Mr. Siegel's services. There were no stock options granted during the year ended December 31, 2002, and Mr. Siegel holds no options as of December 31, 2002 or during the previous periods.

EMPLOYMENT  AGREEMENTS

Effective January 1, 2001, the Company entered into a three-year employment agreement with Mr. Siegel. The base compensation under this agreement is $150,000 per year with the possibility of bonuses as determined by the independent members of the Board of Directors not employed by First Aid.

ITEM  11.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2002, there were 3,985,000 shares of common stock issued and outstanding. The following table sets forth, as of December 31, 2002, information with respect to the beneficial ownership of the Company's common stock by (i) persons known by First Aid to beneficially own more than 5% of the outstanding shares of common stock, (ii) each director and officer of First Aid and (iii) all directors and officers and Van Dyne-Crotty as a group.

                        COMMON STOCK BENEFICIALLY OWNED
                        -------------------------------

Name and Address                                     Percentage of
of Beneficial Owner                        Shares        Class
----------------------------              ---------  --------------
      Scott Siegel                          300,000           7.53%
      10211 Northeast 53rd Street
      Sunrise, Florida 33351

      Kevin M. Crotty                         1,000           0.02%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Daniel W. Crotty, as trustee        2,000,000          50.19%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Stephen D. Smiley                       7,200           0.18%
      3233 Newmark Drive
      Miamisburg, OH 45342

      Van Dyne-Crotty, Inc.               1,631,000          40.90%
      3233 Newmark Drive
      Miamisburg, OH 45342

      All officers, directors and
      Van Dyne-Crotty as a group          1,939,200          48.48%

Scott Siegel is the former Chairman of the Board of First Aid and was an executive with First Aid Select, which is a division of Van Dyne-Crotty from December 1999 to December 2000. Effective August 16, 2000, Mr. Siegel began acting as Interim Chief Executive Officer of First Aid, and effective, January 1, 2001, Mr. Siegel became the Chief Executive Officer of First Aid as well as its Secretary and Treasurer.

Kevin Crotty and Stephen D. Smiley are directors of First Aid and also executive officers and members of management of Van Dyne-Crotty. Van Dyne-Crotty acquired an additional 200,000 shares at $1.50 per share from a non-affiliate of First Aid at the time of its transaction with First Aid and 31,000 shares in April 2000. The principal stockholders of Van Dyne-Crotty are L. William Crotty, Dan Crotty, Kevin Crotty, Robert Crotty, Brian Crotty and Shane Crotty. These individuals in their management capacity have the right to voting and dispositive power for the Van Dyne-Crotty holdings.

Daniel Crotty is voting trustee under a voting trust agreement executed in connection with the Van Dyne-Crotty transaction. He has the right to vote Mr.
Siegel's shares and the shares acquired by members of Van Dyne-Crotty's management.

As indicated above, Scott Siegel and certain of his relatives and Van Dyne-Crotty entered into a voting trust agreement with Daniel W. Crotty serving as voting trustee where 1,800,000 shares were transferred to Mr. Crotty, pursuant to the Voting Trust Agreement dated December 16, 1999. The voting trust agreement has a term of 10 years. The voting trust covers all existing securities as well as any shares of common stock received upon exercise of stock options or warrants. The agreement also provides that the parties to the voting trust agreement other than Van Dyne-Crotty may not transfer their shares over a five-year period without giving Van Dyne-Crotty an opportunity to purchase the shares at the same price that the shares could be sold to the third party included in the notice of the transaction.

ITEM 12.  INTERESTS  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS.

Van Dyne-Crotty and First Aid operate under a Supply Agreement wherein Van Dyne-Crotty agreed to purchase its total requirements for first aid products for a period of five years. However, the supply agreement will terminate in the event First Aid's shares are sold to a competitor of Van Dyne-Crotty in the same business. The agreement further provides that the prices for the products to be sold will be no higher than the lowest of the prevailing market prices for the best grade of comparable products in the marketplace compared to our lowest available distributor pricing. First Aid may revise the price on written notice for supplied items under the same condition that they represent the lowest of the prevailing market for the best grade of these products. Effective in February 2002, First Aid granted and continues to grant Van Dyne-Crotty an additional 5% price reduction due to a review of current competitive market prices and Van Dyne-Crotty's purchase volume. During the fiscal year 2002 Van Dyne-Crotty purchased $1,071,000 of our products, which represented approximately 32% of our total revenues for the 2002 fiscal year as compared to purchases of $1,042,000 of our products, representing 32% of total revenues in 2001.

On March 16, 2000, First Aid entered into an asset purchase agreement to buy certain assets from Van Dyne-Crotty, Inc. The Company purchased accounts receivable, inventory and customer lists for the Roehampton Supply, Inc. line of first aid products. As of December 31, 2000, the full purchase price of $200,000 has been paid. On March 20, 2000, First Aid entered into a non-competition agreement and a consulting agreement with the original owner of Roehampton Supply, Inc. above. The former owner's covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in thirty-six equal installments. The consulting agreement is for a three-year term and provides for payment of $75,000 to the consultant in thirty-six equal installments.

ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     (a)  The  following  documents  are  filed  as  a  part  of  this  report.

          (1)  Financial  Statements:

               Report of Independent Certified Public Accountants        F-1
               Balance Sheets                                            F-2
               Statements of Income                                      F-3
               Statements of Stockholders' Equity                        F-4
               Statements of Cash Flows                                  F-5
               Notes to Financial Statements                          F-6 - F-13

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholders
First Aid Direct, Inc.
Sunrise, Florida

We have audited the accompanying balance sheets of First Aid Direct, Inc. as of December 31, 2002 and 2001 and the related statements of income, stockholders' equity and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Aid Direct, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.


            /s/
Margolies, Fink & Wichrowski


Pompano Beach, Florida
January 28, 2003

                             FIRST AID DIRECT, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001


                                                           2002         2001
                                                        -----------  -----------
Current assets:
   Cash                                                 $    6,072   $  123,297
   Accounts receivable - stockholder                        54,226       36,093
   Accounts receivable, net of allowance for doubtful
     accounts of $12,000 and $20,000, respectively         230,504      206,790
   Note receivable - employee                                8,000       12,000
   Inventories                                             543,279      507,371
   Prepaid expense                                          92,438       40,662
                                                        -----------  -----------

     Total current assets                                  934,519      926,213
                                                        -----------  -----------

Property and equipment, net                                128,387       54,329
Customer lists, net                                        109,475      109,475
                                                        -----------  -----------

                                                        $1,172,381   $1,090,017
                                                        ===========  ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                     $  142,575   $  224,533
   Accrued expenses                                         61,419       31,106
                                                        -----------  -----------

     Total current liabilities                             203,994      255,639
                                                        -----------  -----------

Commitments and contingencies

Stockholders' equity:
   Common stock, $.001 par value; 50,000,000 shares
     authorized; 3,985,000 issued and outstanding            3,985        3,985
   Additional paid-in capital                            1,604,127    1,604,127
   Retained  (deficit)                                    (639,725)    (773,734)
                                                        -----------  -----------

     Total stockholders' equity                            968,387      834,378
                                                        -----------  -----------

                                                        $1,172,381   $1,090,017
                                                        ===========  ===========

                See accompanying notes to financial statements.

                             FIRST AID DIRECT, INC.
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2002 AND 2001


                                            2002        2001
                                         ----------  ----------

Net sales                                $3,343,198  $3,227,544

Cost of sales                             2,278,897   2,272,606
                                         ----------  ----------

    Gross profit                          1,064,301     954,938

General and administrative expenses         930,292     864,563
                                         ----------  ----------

Income before income taxes                  134,009      90,375

Provision for income taxes                        -           -
                                         ----------  ----------

Net income                               $  134,009  $   90,375
                                         ==========  ==========

Net income per common share:
    Basic:
      Net income per common share        $      .03  $      .02
                                         ==========  ==========
      Weighted average number of shares   3,985,000   3,967,247
                                         ==========  ==========
    Diluted:
      Net income per common share        $      .03  $      .02
                                         ==========  ==========
      Weighted average number of shares   3,985,000   3,985,000
                                         ==========  ==========


                See accompanying notes to financial statements.

                             FIRST AID DIRECT, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                Additional                   Total
                            Number of  Common     Paid-in     Retained   Stockholders'
                             Shares     Stock     Capital    (Deficit)       Equity
                            ---------  -------  -----------  ----------  --------------

Balance, January 1, 2001    3,905,000  $ 3,905  $ 1,596,207  $(864,109)  $      736,003

  Exercise of stock option     80,000       80        7,920                       8,000

  Net income                                                    90,375           90,375
                            ---------  -------  -----------  ----------  --------------

Balance, December 31, 2001  3,985,000    3,985    1,604,127   (773,734)         834,378

  Net income                                                   134,009          134,009
                            ---------  -------  -----------  ----------  --------------

Balance, December 31, 2002  3,985,000  $ 3,985  $ 1,604,127  $(639,725)  $      968,387
                            =========  =======  ===========  ==========  ==============


                See accompanying notes to financial statements.

                             FIRST AID DIRECT, INC.

                            STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                       2002        2001
                                                                    ----------  ----------
Cash flows from operating activities:
   Net income                                                       $ 134,009   $  90,375
                                                                    ----------  ----------

   Adjustments to reconcile net income to net cash provided
     by (used for) operating activities:
      Depreciation and amortization                                    27,429      33,819
      Provision for doubtful accounts                                  (8,000)      1,702
      Inventory valuation allowance                                   (11,000)     20,000
      Decrease (increase) in accounts receivable                      (29,847)    146,738
      Increase in inventories                                         (24,908)    (36,626)
      Decrease (increase) in prepaid expenses                         (51,776)     33,862
      (Decrease) increase in accounts payable and accrued expenses    (51,645)    (34,810)
                                                                    ----------  ----------

        Total adjustments                                            (149,747)    164,685
                                                                    ----------  ----------

          Net cash provided by (used for) operating activities        (15,738)    255,060
                                                                    ----------  ----------

Cash flows from investing activities:
   Purchase of equipment                                             (101,487)     (1,999)
                                                                    ----------  ----------

          Net cash used for investing activities                     (101,487)     (1,999)
                                                                    ----------  ----------

Cash flows from financing activities:
   Borrowings on line of credit                                        50,000           -
   Repayment of line of credit                                        (50,000)   (138,000)
   Proceeds from exercise of stock option                                   -       8,000
   Payment of stock subscription receivable                                 -           -
                                                                    ----------  ----------

          Net cash used for financing activities                            -    (130,000)
                                                                    ----------  ----------

Net increase (decrease) in cash                                      (117,225)    123,061

Cash at beginning of period                                           123,297         236
                                                                    ----------  ----------

Cash at end of period                                               $   6,027   $ 123,297
                                                                    ==========  ==========


Supplement disclosures of cash flow information:

   Cash paid for interest                                           $     331   $   7,008
                                                                    ==========  ==========

                             FIRST AID DIRECT, INC.

                          NOTES TO FINANCIAL STATEMENTS


(1)  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     (a)  Organization  and  Capitalization

     First Aid Direct, Inc. (the "Company") was incorporated in the State of Florida during July 1977 as Rehabilitation Institute of South Florida, Inc. The Articles of Incorporation, as amended on December 5, 1997, authorize the Company to issue, and have outstanding, at any one time 50,000,000 shares of common stock with a par value of $.001. A second amendment to the Articles of Incorporation, on December 22, 1999, ratified the name change from First Aid Select, Inc. to First Aid Direct, Inc.

     (b)  Business

     The Company distributes on a national level wholesale first aid products to first aid distributors and also provides a business to business program called "Direct Ship".

     (c)  Use  of  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     (d)  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

     (e)  Inventories

     Inventories, which are comprised of first aid products held for sale, are stated at the lower of cost or market, and net of a $9,000 valuation allowance as of December 31, 2002. Cost is determined on the first-in, first-out (FIFO) method. The change in the valuation allowance (reserve for obsolescence) was included in cost of goods sold for the year ended December 31, 2002.

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (f)  Accounts  Receivable

     The Company generally sells product to a wide variety of customers without requiring collateral. The Company monitors their exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

     (g)  Property  and  Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Gain or loss on disposition of assets is recognized currently. Repairs and maintenance which do not extend the lives of the respective assets are charged to expense as incurred. Major replacements or betterments are capitalized and depreciated over the remaining useful lives of the assets.

     (h)  Customer  Lists

     The Company purchased customer lists from a stockholder (see Note 10), which were being amortized using the straight-line method over an estimated useful life of ten years. Effective, January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, ("Goodwill and Other Intangibles"). With the adoption of SFAS No. 142, the customer list is no longer subject to amortization, instead it is subject to at least an annual assessment for impairment by applying a fair-value based test. The Company determined that there was no impairment loss to be recorded for the year ended December 31, 2002.

     (i)  Revenue  Recognition

     The Company recognizes revenue, including shipping and handling fees, when the merchandise is shipped to customers. Allowances for estimated returns are provided when sales are recorded. All costs related to shipping and handling are included in cost of sales.

     (j)  Advertising

     Advertising costs are expensed as incurred. Advertising costs incurred for the years ended December 31, 2002 and 2001 were approximately $22,000 and $67,000, respectively.

     (k)  Non-competition  Agreement

     The Company is amortizing the payments made pursuant to a non-competition agreement over the five-year term of the agreement (see Note 10).

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     (l)  Long-lived  assets

     The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In performing the review of recoverability the Company estimates the future cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected future cash flows is less than the carrying amount of the assets, an impairment loss is recognized by comparing the fair value of assets to their carrying value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value, less costs to sell. The Company has determined that no impairment losses need to be recognized through the fiscal year ended December 31, 2002.

     (m)  Income  Taxes

     The Company accounts for its income taxes using Statement of Financial Accounting Standards (SFAS) No. 109, ("Accounting For Income Taxes"), which requires the recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

     (n)  Stock-based  Compensation

     The Company has elected to follow Accounting Principles Board Opinion No. 25, ("Accounting For Stock Issued to Employees") ("APB No. 25"), and related interpretations, in accounting for its employee stock based compensation rather than the alternative fair value accounting allowed by SFAS No. 123, ("Accounting for Stock-based Compensation"). APB No. 25 provides that the compensation expense relative to the Company's employee stock options is measured based on the intrinsic value of the stock option. SFAS No. 123 requires companies that continue to follow APB No. 25 to provide a pro-forma disclosure of the impact of applying the fair value method of SFAS No. 123.

     The Company follows SFAS No. 123 in accounting for stock based compensation issued to non-employees.

     (o)  Employee  benefits

     The Company provides their employees with a 401(K) plan. The employees are eligible to participate upon their hiring, and the Company does not contribute to the plan.

                                                                     (CONTINUED)

                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(1)  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     (p)  Net  Income  Per  Common  Share

     The Company has adopted SFAS No. 128, ("Earnings Per Share"), which requires the reporting of both basic and diluted earnings per share. Basic net loss per share is determined by dividing loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution that could occur if options or other contracts to issue common stock were exercised or converted into common stock, as long as the effect of their inclusion is not anti-dilutive.

     (q)  Recent  Accounting  Pronouncements

     Effective, January 1, 2002, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 142, ("Goodwill and Other Intangibles"). With the adoption of SFAS No. 142, the customer list is no longer subject to amortization. Rather, the customer list will be subject to at least an annual assessment for impairment by applying a fair-value based test. The impairment loss is the amount, if any, by which the implied fair value of the customer list is less than carrying or book value. Any impairment loss arising from the initial application of SFAS No. 142 is to be reported as resulting from a change in accounting principle.


(2)  PROPERTY  AND  EQUIPMENT

The following is a summary of property and equipment, less accumulated depreciation as of December 31, 2002 and 2001:

                                                             Estimated
                                                              Useful
                                        2002       2001        Lives
                                      ---------  ---------  ---------
       Furniture and equipment        $192,237   $ 94,735     5 years
       Leasehold improvements            3,985     20,584     5 years
                                      ---------  ---------
                                       196,222    115,319
       Less accumulated depreciation   (67,835)   (60,990)
                                      ---------  ---------

                                      $128,387   $ 54,329
                                      =========  =========

Depreciation expense for the years ended December 31, 2002 and 2001 was $27,429 and $20,486, respectively.

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(3)  LINE  OF  CREDIT

The Company has a $250,000 line of credit with a bank, with interest at prime rate (4.25% at December 31, 2002). The line matured February 1, 2002 and was renewed through February 1, 2004, and is collateralized by the Company's accounts receivable and inventory. At December 31, 2002, the Company had repaid the outstanding balance on the line of credit during the year 2002.


(4)  COMMITMENTS  AND  CONTINGENCIES

Leases
------

     On July 25, 2002, the Company entered into a new lease for its corporate office and warehouse facility. The commencement date of the lease is December 1, 2002. The lease term is for sixty-two months, with one five year extension. The rent expense for the new facility was $11,636 for 2002.

The Company continues to carry the lease for its previous corporate facility. The lease is with the prior CEO and expires July 31, 2004. The total rent expense was $61,450 and $57,400 for 2002 and 2001, respectively.

In December 1999, the Company leased telephone equipment under a non-cancelable operating lease, which expires in December 2003. Rent expense $3,109 and $3,000 for 2002 and 2001, respectively. During October 2002, the Company leased office equipment under a non-cancelable operating lease, which expires in October 2007. Rent expense was $1,005 for 2002.

The Company's future minimum rental commitments are as follows:

               Ending
             December 31:
             ------------
                  2003             $     209,158
                  2004                   186,856
                  2005                   158,172
                  2006                   163,104
                  2007                   167,073
                                   -------------

                                   $     884,363
                                   =============

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(5)  RELATED  PARTY  TRANSACTIONS

Employment  Agreements
----------------------

Effective January 1, 2001, the current Chief Executive Officer of the Company entered into a three-year employment agreement with the Company providing for an annual base compensation of $150,000 plus an annual discretionary bonus to be determined by the Board of Directors. The agreement also provided for the employee to receive certain fringe benefits.

Sales  to  Stockholder
----------------------

During the year ended December 31, 2002 and 2001, approximately $1,071,000 and $1,042,000 or 32% and 32%, respectively, of revenue was derived from sales to the majority stockholder which acquired the retail operations on December 16, 1999, and maintains a five year product supply agreement with the majority stockholder. In February 2002, the Company granted, and continues to grant the stockholder a five percent discount from previous price levels to meet competitive market prices and the increasing volume of purchases being made by the stockholder.


(6)  INCOME  TAXES

A reconciliation of income tax computed at the statutory federal rate to income tax expense (benefit) is as follows:

                                                       2002       2001
                                                     ---------  ---------
     Tax provision at the statutory rate of 34%      $ 45,000   $ 31,000
     State income taxes, net of federal income tax      7,000      5,000
     Benefit of net operating loss carryforward       (28,000)   (34,000)
     Other                                            (24,000)    (2,000)
                                                     ---------  ---------

                                                     $      -   $      -
                                                     =========  =========

The net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes are reflected in deferred income taxes. Significant components of the Company's deferred tax assets as of December 31, 2002 and 2001 are as follows:

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(6)  INCOME TAXES (CONTINUED)


                                        2002       2001
                                      ---------  ---------
     Net operating loss carryforward  $ 24,000   $ 52,000
     Accounts receivable allowance       3,000      7,000
     Inventory valuation allowance       3,000      8,000
     Start-up costs                    (18,000)   (21,000)
     Depreciation and amortization      (9,000)    (4,000)
     Less valuation allowance           (3,000)   (42,000)
                                      ---------  ---------

       Net deferred tax asset         $      -   $      -
                                      =========  =========


As of December 31, 2002, sufficient uncertainty exists regarding the realizability of these deferred tax assets and, accordingly, a 100% valuation allowance has been established. The net change in the valuation allowance for the years ended December 31, 2002 and 2001 was $39,000 and $32,000, respectively.

At December 31, 2002, the Company had net operating loss carryforwards for federal income tax purposes of approximately $70,000, which are available to offset future taxable income, if any, through 2020.


(7)  STOCK  OPTIONS

In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123. As permitted by SFAS No. 123, the Company continues to apply the recognition and measurement provisions of APB 25. The differences between the recognition and measurement provisions of SFAS No. 123 and APB 25 had no material effect on the Company's results of operations for 2002 and 2001.

During the year ended December 31, 2001, the balance of 80,000 options were exercised. There were no additional options granted, exercised or expired during the years ended December 2002 and 2001, and there are no options outstanding as of December 31, 2002.

                                                                     (CONTINUED)
                             FIRST AID DIRECT, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(8)  CONCENTRATIONS  OF  CREDIT  RISK

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and accounts receivable.

The Company maintains deposit balances at financial institutions that, from time to time during the year, may exceed federally insured limits. At December 31, 2002 and 2001, the Company had deposits of approximately $63,500 and $123,000, respectively, of which the 2001 balance was in excess of federally insured limits. The Company maintains its cash with high quality financial institutions which the Company believes limits these risks.


(9)  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The carrying values of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximated their fair values due to the short maturity of these instruments as of December 31, 2002.


(10) ACQUISITION  OF  ASSETS

Purchase
--------

On March 16, 2000, the Company entered into an asset purchase agreement to buy certain assets from a major stockholder. The Company purchased accounts receivable, inventory and customer lists for $200,000, as noted below, to be paid in cash. The $200,000 represents the historical cost of these assets to the stockholder as reflected in the stockholder's accounting books and records.

     Accounts  receivable               $    25,264
     Inventories                             41,374
     Customer  lists                        133,362
                                        -----------

                                         $  200,000
                                        ===========

Commitments
-----------

The Company entered into a non-competition agreement and a consulting agreement with the original owner of the assets purchased above. The covenant not to compete is for a five-year term and provides for a total payment of $75,000 to be paid in thirty-six equal installments. The consulting agreement is for a three-year term and provides for thirty-six equal installments totaling $75,000.

     (b)  EXHIBITS

          Exhibit             Description  of  Documents
          -------             --------------------------

          2.1*           Asset Purchase Agreement between, dated December 16,
                         1999, between Van Dyne-Crotty, Inc. as Purchaser and
                         First Aid Select, Inc. as Seller.
          2.2*           Asset Purchase Agreement, dated March 18, 2000, between
                         Van Dyne-Crotty, Inc. as Seller and First Aid Direct,
                         Inc. as Purchaser.
          3.1*           Articles of Incorporation, as amended.
          3.2*           By-Laws.
          9.1*           Voting Trust Agreement.
          10.2*          Share Purchase Agreement between Van Dyne-Crotty, Inc.,
                         Scott Siegel and Robert Sussman.
          10.3*          Supply Agreement between Van Dyne-Crotty, Inc. and
                         First Aid Select, Inc.
          17.3***        Employment contract with Scott Siegel.
          99.1           Certification of Chief Executive Officer

*  Previously filed with the Company's Form 10SB

*** Previously filed with the Company's Form 10-KSB for the year ended December 31, 2001

ITEM 14.  CONTROLS AND PROCEDURES

An evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of March 14, 2003 was conducted by our chief executive officer. Based on that evaluation, our chief executive officer concluded that our disclosure controls and procedures were effective as of such date. There have been no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of such evaluation.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                FIRST AID DIRECT, INC.


Date:  March 14, 2003                     By:  /s/ Kevin M. Crotty
                                          -----------------------------
                                          Kevin M. Crotty, Chairman,


Date:  March 14, 2003                     By:  /s/ Scott Siegel
                                          -----------------------------
                                          Scott Siegel, Chief Executive Officer,
                                          Secretary and Treasurer
                                          (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


Date:  March 14, 2003                     By: /s/ Scott Siegel
                                          -----------------------------
                                          Scott Siegel, Director


Date:  March 14, 2003                     By: /s/ Kevin M. Crotty
                                          -----------------------------
                                          Kevin M. Crotty, Director


Date:  March 14, 2003                     By: /s/ Stephen D. Smiley
                                          -----------------------------
                                          Stephen D. Smiley, Director


Date:  March 14, 2003                     By: /s/ Bruce A. Widnes
                                          -----------------------------
                                          Bruce A. Widnes, Director


Date:  March 14, 2003                     By: /s/ James M. Striplen III
                                          -----------------------------
                                          James M. Striplen III, Director

                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Siegel, Chief Executive Officer of First Aid Direct, Inc., certify that:

     1.   I  have reviewed the annual report on Form 10-KSB of First Aid Direct,
          Inc.:

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

               a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared.

               b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

               c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  March 14, 2003                                /s/ Scott Siegel
                                                     -----------------------
                                                     Scott Siegel
                                                     Chief Executive Officer

                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, Scott Siegel, Chief Executive Officer of First Aid Direct, Inc., certify that:

          1. The periodic report fully complies with the requirements of Sections 13(a) or 15(d); and

          2. Information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  March 14, 2003


                                              /s/ Scott Siegel
                                              -----------------------
                                              Scott Siegel
                                              Chief Executive Officer

                                   APPENDIX F



                     QUARTERLY REPORT ON FORM 10-QSB FOR THE
                           QUARTER ENDED JUNE 30, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB



[Mark  One]
[X]     QUARTERLY  REPORT  PURSUANT  TO  SECTION  13  OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934 for the quarterly period ended:  June 30, 2003
                                                      -------------

[ ]     TRANSITION  REPORT  PURSUANT  TO  SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934 for the transition period from _____to______

Commission  file  number:  0-30629
                           -------



                             FIRST AID DIRECT, INC.
                 (Name of small business issuer in its charter)


           Florida                                         59-1796257
           -------                                         ----------
   (State of incorporation)                         (IRS employer Ident. No.)

             5706 Hiatus Road Suite                        500 33321
      ------------------------------                       ---------
       (address of principal office)                       (Zip Code)

                  Registrant's telephone number: (954) 724-2929


     Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past
90  days.  Yes     No  X
               ---    ---

The number of shares outstanding of each of the issuer's classes of equity as of June 30, 2003: 3,985,000 shares of Common Stock, $.001 par value.

                             FIRST AID DIRECT, INC.
                                TABLE OF CONTENTS
                                   FORM 10-QSB
                       FOR THE QUARTER ENDED JUNE 30, 2003



PART I. FINANCIAL INFORMATION

Item 1.      Financial Statements.

             Condensed Balance Sheet (Unaudited) as of June 30, 2003      Page 3

             Condensed Statements of Income (Unaudited) for the
               six months ended June 30, 2003 and 2002 and the
               three months ended June 30, 2003 and 2002                  Page 4

             Condensed Statements of Cash Flows (Unaudited) for the
               six months ended June 30, 2003 and 2002                    Page 5

             Notes to Financial Statements .                              Page 6


Item 2.      Management's Discussion and Analysis of Financial Condition
               and Results of Operations.


PART II. OTHER INFORMATION

Item 6.      Exhibits and Reports on Form 8-K.

                             FIRST AID DIRECT, INC.
                            CONDENSED BALANCE SHEET
                                  JUNE 30, 2003
                                  (UNAUDITED)


                                  ASSETS
                                  ------

Current assets:
   Cash                                                          $    2,251
   Accounts receivable                                              314,890
   Note receivable, employee                                          6,000
   Inventories                                                      741,223
   Prepaid expenses                                                  96,031
                                                                 -----------

     Total current assets                                         1,160,395
                                                                 -----------

Property and equipment, net                                         152,950
Intangible asset, net                                               109,475
                                                                 -----------

        Total assets                                             $1,422,820
                                                                 ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY
                    ------------------------------------

Current Liabilities:
   Accounts payable and accrued expenses                         $  310,332
   Obligations under line of credit                                 215,000
                                                                 -----------

      Total current liabilities                                     525,332
                                                                 -----------

Stockholders' equity:
   Common stock, $.01 par value; 50,000,000 shares authorized;
        3,985,000 issued and outstanding                              3,985
   Additional paid-in capital                                     1,604,127
   Deficit                                                         (710,624)
                                                                 -----------

       Total stockholders' equity                                   897,488
                                                                 -----------

         Total liabilities and stockholders' equity              $1,422,820
                                                                 ===========



    The accompanying notes are an integral part of these condensed financial statements.

                                     FIRST AID DIRECT, INC.
                                 CONDENSED STATEMENTS OF INCOME
                                          (UNAUDITED)



                                                   SIX MONTHS ENDED         THREE MONTHS ENDED
                                                        JUNE 30,                 JUNE 30,
                                                        --------                 --------
                                                   2003         2002        2003         2002
                                                -----------  ----------  -----------  ----------
Net sales                                       $1,660,905   $1,709,682  $  866,728   $  822,749

Cost of sales                                    1,152,515    1,196,085     600,584      594,511
                                                -----------  ----------  -----------  ----------

Gross margin                                       508,390      513,597     266,144      228,238

General and administrative expenses                579,288      408,969     280,330      204,308
                                                -----------  ----------  -----------  ----------

Income before income taxes                         (70,898)     104,628     (14,186)      23,930

Provision for income taxes                               -            -           -            -
                                                -----------  ----------  -----------  ----------

Net income                                      $  (70,898)  $  104,628  $  (14,186)  $   23,930
                                                ===========  ==========  ===========  ==========


Net income per share information:
   Basic:
      Net income per share                      $     (.02)  $      .03  $     (.01)  $      .01
                                                -----------  ----------  -----------  ----------

      Weighted average number of common shares   3,985,000    3,985,000   3,985,000    3,985,000
                                                ===========  ==========  ===========  ==========

   Diluted:
      Net income per share                      $     (.02)  $      .03  $     (.01)  $      .01
                                                -----------  ==========  ===========  ==========

      Weighted average number of common shares   3,985,000    3,985,000   3,985,000    3,985,000
                                                ===========  ==========  ===========  ==========



    The accompanying notes are an integral part of these condensed financial statements.

                             FIRST AID DIRECT, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                     Six Months Ended June 30,
                                                          2003        2002
                                                       ----------  ----------
Cash flows from operating activities:
  Net income (loss)                                    $ (70,898)  $ 104,628
  Depreciation                                            16,693      10,443
                                                       ----------  ----------

  Changes in assets and liabilities                     (123,359)   (260,463)
                                                       ----------  ----------

Net cash used in operating activities                   (177,564)   (145,392)
                                                       ----------  ----------

Cash flows from investing activities:
    Purchase of equipment                                (41,256)    (13,684)
                                                       ----------  ----------

Net cash used in investing activities                    (41,256)    (13,684)
                                                       ----------  ----------

Cash flows from financing activities:
    Borrowings on line of credit                         215,000      45,000
                                                       ----------  ----------

Net cash provided by (used for) financing activities     215,000      45,000
                                                       ----------  ----------

Net increase (decrease) in cash and cash equivalents      (3,820)   (114,076)

Cash and cash equivalents, beginning of period             6,071     123,297
                                                       ----------  ----------

Cash and cash equivalents, end of period               $   2,251   $   9,221
                                                       ==========  ==========

Supplemental Disclosure of Cash Paid:
  Interest                                             $   3,212   $       -
                                                       ==========  ==========



    The accompanying notes are an integral part of these condensed financial statements.

                             FIRST AID DIRECT, INC.
                          NOTES TO FINANCIAL STATEMENTS


1.  BASIS  OF  PRESENTATION

The accompanying unaudited condensed financial statements of First Aid Direct, Inc. (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Regulation S-B. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month periods ended June 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. For further information, refer to the financial statements and footnotes for the year ended December 31, 2002 found in the Company's Form 10-KSB.

The fiscal years ended December 31, 2003 and December 31, 2002 are herein referred to as "fiscal 2003" and "fiscal 2002", respectively.


2.  INVENTORIES

Inventories are comprised primarily of first aid products held for sale, and are stated at the lower of cost or market, determined on the FIFO method.


3.  SALES  TO  STOCKHOLDER

During the six months ended June 30, 2003 and 2002, 32% and 33%, respectively, of revenue was derived from sales to a stockholder.

THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES OR OTHER FACTORS, WHICH MAY CAUSE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS TO VARY FROM THOSE PREDICATED OR IMPLIED IN THIS REPORT. FACTORS THAT MIGHT CAUSE SUCH A DIFFERENCE INCLUDE, WITHOUT LIMITATION, DECLINE IN DEMAND FOR THE COMPANY'S PRODUCTS OR SERVICES, AND THE EFFECT OF
GENERAL ECONOMIC CONDITIONS AND FACTORS AFFECTING THE WHOLESALE DISTRIBUTION INDUSTRY. FURTHER INFORMATION ON THE FACTORS AND RISKS THAT COULD AFFECT FIRST AID DIRECT'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS ARE INCLUDED UNDER THE "RISK FACTORS" SECTIONS OF FIRST AID DIRECT'S PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULT OF OPERATIONS

Three months ended June 30, 2003 compared to the three months ended June 30, 2002.

Sales     Total  revenue  increased  5%  or  $43,979  in the second quarter from
-----
$822,749 in fiscal 2002 to $866,728 in the three months ended June 30, 2003. The increase in sales resulted primarily from sales to new distributors.


Costs and Expenses     The cost of sales for the second quarter increased $6,073
------------------
from $594,511 in the second quarter of fiscal 2002 to $600,584 in the second quarter of fiscal 2003. When combined with the increase in net sales, the result was a 17% increase in the gross profit of $37,906, from $228,238 in the second quarter of fiscal 2002 to $266,144 in the second quarter of fiscal 2003. As a percentage, the gross margin increased from 28% in fiscal 2002 to 31% in fiscal 2003. The improvement in gross margin results from the Company's decision to acquire more bulk product and assemble it into finished goods rather than purchase finished goods for sale. The cost of the bulk product coupled with the cost to assemble it resulted in lower cost of goods sold.

General and administrative expenses increased 37% or $76,022 from $204,308 in the second quarter of fiscal 2002 to $280,330 in the second quarter of fiscal 2003. Also, general and administrative expenses increased as a percent of revenue from 25% for the quarter ended June 30, 2002 to 32% for the quarter ended June 30, 2003. The increase in general and administrative expenses is directly attributable to the Company's decision to develop a new product line - Total First Aid - which will enable the Company to effectively penetrate new market segments.

Income  before  income  taxes     The  Company's  income  before  income  taxes
-----------------------------
decreased $38,116 from a profit of $23,930 for the quarter ended June 30, 2002 to a (loss) of $14,186 during the second quarter of fiscal 2003. The decrease results from the increase in general and administrative costs.


Other.  No  income tax expense or benefit is recorded in the three-month periods
-----
ended June 30, 2003 and 2002.

Six months ended June 30, 2003 compared to the six months ended June 30, 2002.

Sales     Total  revenue  decreased 3% through the second quarter of fiscal 2003
-----
over the same period in fiscal 2002. The revenues decreased $48,777 from $1,709,682 to 1,660,905 in the six months ended June 30, 2003 over the same period in the prior fiscal year. The decrease in sales resulted primarily from decreases in sales to existing distributors.


Costs  and  Expenses     The  cost of sales through the second quarter decreased
--------------------
$43,570 from $1,196,085 for the six months of fiscal 2002 to $1,152,515 for the six months of fiscal 2003. When combined with the decrease in net sales, the result was a 1% decrease in the gross profit of $5,207 from $513,597 for the six months of fiscal 2002 to $508,390 for the six months of fiscal 2003. As a percentage, the gross margin increased from 30% in fiscal 2002 to 31% in fiscal 2003. The improvement in gross margin results from the Company's decision to acquire more bulk product and assemble it into finished goods rather than purchase finished goods for sale. The cost of the bulk product coupled with the cost to assemble it resulted in lower cost of goods sold.

General and administrative expenses increased 42% or $170,319 from $408,969 for the six months of fiscal 2002 to $579,288 for the six months of fiscal 2003. Also, general and administrative expenses increased as a percent of revenue from 24% in 2002 to 35% in 2003. The increase in general and administrative expenses is primarily attributable to the Company's decision to develop a new product line - Total First Aid - which will enable the Company to effectively penetrate new market segments.

Income  before  income  taxes     The  Company incurred a loss of $70,898 before
-----------------------------
income taxes for the six months ended June 30, 2003 as compared with a profit of $104,628 for fiscal 2002. This resulted in a negative swing of $175,526 which is directly attributable to the increase in general and administrative expenses.


Other.  No  income  tax  expense or benefit is recorded in the six-month periods
-----
ended June 30, 2003 and 2002.

LIQUIDITY  AND  CAPITAL  RESOURCES

The primary source of the Company's liquidity is from a line of credit obtained from a bank. The Company established, in May 2001 a $250,000 line of credit with a bank that matures in February 2004. The line requires monthly interest payments and bears interest at the prime rate of interest (4.25% at June 30, 2003). As of June 30, 2003, there was $215,000 outstanding on the line of credit. The line is collateralized by the Company's accounts receivable and inventory. We cannot assure you that this credit facility will be renewed at maturity.

Declining sales and increased expenses have had a negative impact on the Company's cash position. This is evidenced by the decrease in working capital from 4.58 to 1 (December 31, 2002) to 2.21 to 1 (June 30, 2003). The Company has already addressed expenses by reducing Company payroll, and has reduced rental obligations on old leases by 50%. The Company is developing additional product lines that will enable it to open new market segments and attain additional avenues of distribution. It is, however, apparent that a continued decline in sales coupled with rising costs will significantly impact the Company's ability to operate and grow as planned.

                           PART II. OTHER INFORMATION


ITEM  6.  EXHIBITS:

(a)  Exhibits  furnished

99.1 Certification by Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2 Certification by Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(b)  Reports  on  Form  8-K
     None

                     CERTIFCATION BY CHIEF EXECUTIVE OFFICER
                 PURSUANT TO EXCHANGE ACT SECTIONS 13(a) & 15(d)
                                 AS REQUIRED BY
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Siegel, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of first Aid Direct, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: July 15, 2003                     /s/ Scott Siegel
                                        Scott Siegel
                                        Chief Executive Officer

                     CERTIFCATION BY CHIEF FINANCIAL OFFICER
                 PURSUANT TO EXCHANGE ACT SECTIONS 13(a) & 15(d)
                                 AS REQUIRED BY
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey N. Tabin, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of first Aid Direct, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: July 15, 2003                     /s/ Jeffrey N. Tabin
                                        Jeffrey N. Tabin
                                        Controller

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                  FIRST AID DIRECT, INC., A FLORIDA CORPORATION


Date: July 15, 2003                        By /s/ Scott Siegel
                                              ----------------
                                           Scott Siegel, President and CEO
                                           (Principal Executive Officer)

                                  Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, Scott Siegel, Chief Executive Officer of First Aid Direct, Inc., certify that:

1. The periodic report fully complies with the requirements of Sections 13(a) or 15(d); and

2. Information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  July 15, 2003


                                   /s/  Scott Siegel
                                   -----------------
                                   Scott Siegel
                                   Chief Executive Officer

                                  Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Jeffrey N. Tabin, Controller of First Aid Direct, Inc., certify that:

1. The periodic report fully complies with the requirements of Sections 13(a) or 15(d); and

2. Information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  July 15, 2003


                                   /s/  Jeffrey N. Tabin
                                   ---------------------
                                   Jeffrey N. Tabin
                                   Controller



                                             APPENDIX G

                                        First Aid Direct, Inc
                                   Pro Forma Statement of Earnings
                                 For Period Ended December 31, 2002
                                                                                          Elimination

Net Sales                                               $  276,142   $0.92  $3,343,198.00  3,067,056

Cost of goods sold                                          94,465           2,278,897.00  2,184,432
                                                        -----------         ------------------------
Gross Profit                                               181,677           1,064,301.00    882,624

Selling, general and administrative expenses               337,387             930,292.00    592,905
                                                        -----------         ------------------------

(Loss) from operations                                    (155,710)            134,009.00    289,719

Net income from discontinued operations                    289,719
                                                                            --------------
                                                        -----------
Net income from operations                              $  134,009
                                                        ===========

Earnings per share                                      $     0.03
                                                        ===========         ==============

                                                        -----------         --------------
Weighted average number of shares                        3,985,000              3,985,000
                                                        ===========         ==============



                          First Aid Direct, Inc
                              Balnace Sheet
                         As Of December 31, 2002


Current assets:
   Cash                                                 $    6,072
   Accounts receivable - stockholder                        54,226
   Accounts receivable, net of allowance for doubtful
     accounts of $12,000 and $20,000, respectively         230,504
   Note receivable - employee                                8,000
   Inventories                                             543,279
   Prepaid expense                                          92,438
                                                        -----------

     Total current assets                                  934,519
                                                        -----------

Property and equipment, net                                128,387
Customer lists, net                                        109,475
                                                        -----------

Total assets                                            $1,172,381
                                                        ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
   Accounts payable                                     $  142,575
   Accrued expenses                                         61,419
                                                        -----------

     Total current liabilities                             203,994
                                                        -----------

Stockholders' equity:
   Common stock, $.001 par value; 50,000,000 shares
     authorized; 3,985,000 issued and outstanding            3,985
   Additional paid-in capital                            1,604,127
   Retained  (deficit)                                    (639,725)
                                                        -----------

     Total stockholders' equity                            968,387
                                                        -----------
                                                        -----------
Total liabilities and stockholders' equity              $1,172,381
                                                        ===========